       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 1, 2001

                                                       REGISTRATION NOS. 33-2081
                                                                       811-04490

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]
PRE-EFFECTIVE AMENDMENT NO.                                            [_]

POST-EFFECTIVE AMENDMENT NO. 31                                        [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]
AMENDMENT NO. 31                                                       [X]

                     JOHN HANCOCK VARIABLE SERIES TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              JOHN HANCOCK PLACE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 572-8020
                        (REGISTRANT'S TELEPHONE NUMBER)

                           RONALD J. BOCAGE, ESQUIRE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

                          THOMAS C. LAUERMAN, ESQUIRE
                                FOLEY & LARDNER
                              3000 K Street N.W.
                            WASHINGTON, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [_] Immediately upon filing pursuant to paragraph (b)

     [X] On May 1, 2001 pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a)(1)

     [_] On May 1, 2001 pursuant to paragraph (a)(1)

     [_] 75 days after filing pursuant to paragraph (a)(2)

     [_] On (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

May 1, 2001

Equity Index Fund
Growth & Income Fund
Large Cap Value Fund
Large Cap Value CORE SM Fund
Large Cap Value CORE SM II Fund
Large Cap Growth Fund
Large Cap Aggressive Growth Fund
Large/Mid Cap Value Fund
Large/Mid Cap Value II Fund
Fundamental Growth Fund
Mid Cap Blend Fund
Mid Cap Growth Fund
Small/Mid Cap CORE SM Fund
Small/Mid Cap Growth Fund
Small Cap Equity Fund
Small Cap Value Fund
Small Cap Growth Fund
International Equity Index Fund
International Opportunities Fund
International Equity Fund
Emerging Markets Equity Fund
Real Estate Equity Fund
Health Sciences Fund
Managed Fund
Aggressive Balanced Fund
Global Balanced Fund
Short-Term Bond Fund
Bond Index Fund
Active Bond Fund
Active Bond II Fund
High Yield Bond Fund
Global Bond Fund
Money Market Fund
                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02117

Contents

--------------------------------------------------------------------------------
John Hancock Variable Series Trust I ("Trust")

A fund-by-fund summary of goals, strategies and risks.

Policies and instructions for opening, maintaining and closing an account in any fund


Further information on the funds
Further information on the Trust
Additional subadviser information

Overview                                     1

Your Investment Choices                      2
Equity Index Fund                            6
Growth & Income Fund                         8
Large Cap Value Fund                        10
Large Cap Value CORE SM Fund                12
Large Cap Value CORE SM II Fund             14
Large Cap Growth Fund                       16
Large Cap Aggressive Growth Fund            18
Large/Mid Cap Value Fund                    20
Large/Mid Cap Value II Fund                 22
Fundamental Growth Fund                     24
Mid Cap Blend Fund                          26
Mid Cap Growth Fund                         28
Small/Mid Cap CORE SM Fund                  30
Small/Mid Cap Growth Fund                   32
Small Cap Equity Fund                       34
Small Cap Value Fund                        36
Small Cap Growth Fund                       38
International Equity Index Fund             40
International Opportunities Fund            42
International Equity Fund                   44
Emerging Markets Equity Fund                46
Real Estate Equity Fund                     48
Health Sciences Fund                        50
Managed Fund                                52
Aggressive Balanced Fund                    54
Global Balanced Fund                        56
Short-Term Bond Fund                        58
Bond Index Fund                             60
Active Bond Fund                            62
Active Bond II Fund                         64
High Yield Bond Fund                        66
Global Bond Fund                            68
Money Market Fund                           70
Your Account                                72
Investments in shares of the funds          72
Share price                                 72
Valuation                                   72
Conflicts                                   72
Funds' Expenses                             73
Dividends and Taxes                         73
Dividends                                   73
Taxes                                       73
Trust Business Structure                    74

Appendix A                                  75
For more information                back cover

Overview

--------------------------------------------------------------------------------
FUND INFORMATION KEY
Concise fund-by-fund descriptions begin on page 6. Each description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Financial Highlights The fund's operating performance per share, measured year-by-year.
THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

 . John Hancock Life Insurance Company ("John Hancock"),

 . John Hancock Variable Life Insurance Company ("JHVLICO"), and

 . certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Han-cock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2000, John Hancock and its affiliates managed approximately $125 billion in assets, of which it owned approximately $79 billion. All of the funds of the Trust have subadvisers.

Your Investment Choices

--------------------------------------------------------------------------------
The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. There are 33 funds available under your variable contract. Each fund has its own strategy and its own risk/reward profile.The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. Within these broad categories, the funds can be further categorized as follows:

EQUITY FUNDS
Equity funds can be categorized in two ways--by capitalization and by invest-ment style.

Capitalization             Equity funds can be categorized by market capital-
                           ization, which is defined as the market value of all shares of a company's stock. The following def-initions for large, mid and small cap are based upon statistics at year-end 2000, but are adjusted periodically with broad equity market movements as represented by the Russell 3000(R) Index/1/ or other widely- recognized source of market capital-ization data. Adjustments are typically made on a quarterly basis, but in extraordinary circumstances may be made as frequently as monthly. In volatile market environments, a fund's market cap exposure may be allowed to shift temporarily outside of the normal range in order to avoid unnecessary transac-tion costs.

                           Large Cap Funds:
 . Equity Index Fund        These funds invest primarily in large, well-estab-
                           lished companies that typically are very actively
 . Growth & Income          traded and provide more stable investment returns
  Fund                     over time. Large cap companies represent the 300
                           largest stocks in the Russell 3000(R) Index. Each
 . Large Cap Value          of those companies has a market capitalization
  Fund                     greater than $7.8 billion as of the end of 2000.
                           Large cap funds are appropriate for investors who
 . Large Cap Value          want the least volatile investment returns within
  CORE SM Fund             the overall equity markets.

 . Large Cap Value
  CORE SM II Fund

 . Large Cap Growth
  Fund

 . Large Cap Aggres-
  sive Growth Fund

                           Large/Mid Cap Funds:
 . Large/Mid Cap            These funds invest primarily in large cap and mid
  Value Fund               cap companies. The capitalization of these funds
                           can shift over time from primarily large cap to
 . Large/Mid Cap            primarily mid cap or vice versa depending on where
  Value II Fund            the manager identifies investment opportunities.
                           These funds are generally more volatile than pure
 . Fundamental              large cap funds, but generally less volatile than
  Growth Fund              pure mid cap funds.

                           Mid Cap Funds:
 . Mid Cap                  These funds invest primarily in medium-sized, less
  Blend Fund               established companies that are less actively traded
                           and provide more share price volatility over time
 . Mid Cap                  than large cap stocks. Mid cap companies represent
  Growth Fund              the 250th to 1000th largest stocks in the Russell
                           3000(R) Index. Each of those companies has a market capitalization between $1.4 billion and $10 billion as of the end of 2000. Mid cap funds are appropri-ate for investors who are willing to accept more volatile investment returns within the overall equity markets with the potential reward of higher long-term returns.

                           Small/Mid Cap Funds:
                           These funds invest primarily in mid cap and small
 . Small/Mid Cap            cap companies. The capitalization of these funds
  CORE SM Fund             can shift over time from primarily mid cap to pri-
                           marily small cap or vice versa depending on where
 . Small/Mid Cap            the manager identifies investment opportunities.
  Growth Fund              These funds are generally more volatile than pure
                           mid cap funds, but generally less volatile than
                           pure small cap funds.
-------
/1/The Russell 3000(R) Index is a broad market index and is representative of the U.S. stock markets with a total capitalization of $12.8 trillion at the end of 2000. The Russell 3000(R) Index is a service mark of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion on the part of Frank Russell Company as to its attractiveness or appropriateness as an investment.

                          Small Cap Funds:
 . Small Cap               These funds invest primarily in small newly estab-
  Equity Fund             lished companies that are less actively traded and
                          have a high level of share price volatility over
 . Small Cap               time. Small cap companies represent the 2000 small-
  Value Fund              est stocks in the Russell 3000(R) Index. Each of
                          these companies has a market capitalization of less
 . Small Cap               than $1.4 billion as of the end of 2000. Small cap
  Growth Fund             funds are appropriate for investors who are willing
                          to accept the most volatile investment returns within the overall equity markets for the potential reward of higher long-term returns.

Investment Style

                          Value Funds:
 . Large Cap Value         Value funds invest in companies that are attrac-
  Fund                    tively priced, considering their asset and earnings
                          history. These stocks typically pay above average
 . Large Cap Value         dividends and have low stock prices relative to mea-
  CORE SM Fund            sures of earnings and book value. Value funds are
                          appropriate for investors who want some dividend
 . Large Cap Value         income and the potential for capital gains, but are
  CORE SM II Fund         less tolerant of share-price fluctuations.

 . Large/Mid Cap
  Value Fund

 . Large/Mid Cap
  Value II Fund

 . Small Cap Value
  Fund

                          Growth Funds:
 . Large Cap Growth        Growth funds invest in companies believed to have
  Fund                    above-average prospects for capital growth due to
                          their strong earnings and revenue potential. Growth
 . Large Cap Aggres-       stocks typically have high stock prices relative to
  sive Growth Fund        measures of earnings and book value. Growth funds
                          are appropriate for investors who are willing to
 . Fundamental Growth      accept more share-price volatility for the potential
  Fund                    reward of higher long-term returns.

 . Mid Cap Growth
  Fund

 . Small Mid/Cap
  Growth Fund

 . Small Cap Growth
  Fund

                          Blend Funds:
 . Equity Index Fund       Blend funds invest in both value and growth compa-
                          nies. Blend funds are appropriate for investors who
 . Growth & Income         seek both dividend and capital appreciation charac-
  Fund                    teristics.

 . Mid Cap Blend Fund

 . Small/Mid Cap
  CORE SM Fund

 .  Small Cap Equity
   Fund

SECTOR FUNDS
Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific to that sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overall equity market.

 . Real Estate Equity
  Fund

 . Health Sciences
  Fund

BALANCED FUNDS
Balanced funds invest in a combination of stocks and bonds and actively manage the mix of stocks and bonds within a target range. Domestic balanced funds invest in U.S. stocks and bonds. Global balanced funds invest in foreign and U.S. stocks and bonds.

 . Managed Fund

 .Aggressive Balanced Fund

 . Global Balanced
  Fund

BOND FUNDS
Bond funds can be categorized in two ways--by average maturity and by credit quality:

Average Maturity          Bond maturity is a key measure of interest rate
                          risk. A bond's maturity measures the time remaining until the bond matures, or until the repayment of the bond's principal comes due. The longer a bond's maturity, the more sensitive the bond's price is to changes in interest rates.

                           Short:
 . Money Market Fund        These funds invest primarily in bonds with short
 . Short Term Bond          maturities, typically less than four years. These
  Fund funds have less interest rate risk than intermedi-ate-term bond funds.

                           Intermediate:
 . Bond Index Fund          These funds invest in bonds of all maturities and
 . Active Bond Fund         maintain an average maturity which is typically
                           between four and ten years. These funds have more interest rate risk than short-term bond funds.

 .  Active Bond II
   Fund

 . High Yield Bond
  Fund

 . Global Bond Fund

Credit Quality             Credit quality is a measure of the ability of a
                           bond issuer to meet its financial obligations and repay principal and interest. High quality bonds have less credit risk than lower quality bonds.
                           Investment grade bonds typically have "high" or "medium" credit quality ratings (as defined below), while high-yield bonds have "low" credit quality ratings.

                           High:
 . Money Market Fund        These funds focus on the highest-rated, most
 . Bond Index Fund          creditworthy bonds or money market instruments and
                           typically maintain an average credit quality rating of AAA/Aaa (A-1/P-1 for money market funds).

                           Medium:
 . Short Term Bond          These funds invest in bonds of all credit quality
  Fund                     levels with a focus on investment grade bonds.
                           These funds typically maintain an average credit
 . Active Bond Fund         quality rating of AA/Aa, A or BBB/Baa.

 .  Active Bond II
   Fund

 . Global Bond Fund


                           Low:
 .  High Yield Bond         These funds invest primarily in lower rated bonds--
   Fund known as high yield or "junk" bonds. These funds typically maintain a below investment-grade average credit quality rating of BB/Ba or B.

INTERNATIONAL/GLOBAL EQUITY FUNDS
International funds invest primarily in securities markets outside the United States. Global funds invest both in the United States and abroad. These funds can be categorized by the types of markets they invest in.

                           Developed Markets:
 . International            These funds invest primarily in the larger, well-
  Equity Index Fund        established developed or industralized markets
                           around the world. These funds have a lower level of
 . International            foreign securities risk than emerging market funds.
  Equity Fund

 . International
  Opportunities Fund


                           Emerging Markets:
 . Emerging Markets         These funds invest primarily in developing or
  Equity Fund              emerging markets and have a higher level of foreign
                           securities risk than funds that invest primarily in developed markets. These funds have more return volatility than the overall international/global equity markets.

                                --------------

In the following pages, any fund investment strategy that is stated as a per-centage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually vola-tile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

The financial highlights tables on the following pages detail the historical performance of each fund, including total return information showing the increase or decrease of an investment in the fund each year (assuming reinvest-ment of all dividends and distributions). The "total investment return" shown for each fund does not reflect the expenses and charges of the applicable sepa-rate accounts and variable contracts. Those expenses and charges vary consider-ably from contract to contract and are described in the variable contract pro-spectus to which this prospectus is attached. If the earliest period shown in the financial highlights table is less than a full calendar year, the two "Ra-tios" shown for that period have been annualized (i.e., projected as if the fund had been in effect for a full year). However, the "total investment return" and "turnover rate" for that period have not been annualized.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such partici-pation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusu-ally high, the return may be attributable to unusually favorable market condi-tions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock"' is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand refer-ence for debt obligations generally.

Equity Index Fund

GOAL AND STRATEGY

This is a stock fund that seeks to track the performance of the S&P 500 Index, which emphasizes the stocks of large U.S. companies.

The manager employs a passive management strategy by normally investing in all stocks included in the Index. The manager normally invests in each stock in roughly the same proportion as represented in the Index.

The manager seeks to replicate as closely as possible the aggregate risk char-acteristics and sector diversification of the Index.

The Fund normally invests in all 500 stocks in the Index, but has no predeter-mined number of stocks that it must hold. S&P may change the composition of the Index from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: Standard & Poor's Depositary Receipts (SPDRs), U.S. dol-lar denominated foreign securities, cash equivalents, and certain derivatives (investments whose value is based on indices or other securities). As an exam-ple of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------

SUBADVISER

SSgA Funds Management, Inc.
(formerly State Street Global Advisors, a division of State Street Bank and Trust Company)
Two International Place
Boston, Massachusetts 02110

Managing, with predecessor, since 1978
Managing Fund since May, 1997
Predecessor managed approximately $725 billion in assets at the end of 2000

FUND MANAGERS

John A. Tucker
-----------------
Principal of subadviser
Joined subadviser in 1988

James B. May
-----------------
Principal of subadviser
Joined subadviser in 1989


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          32.79%
                             1998          28.45%
                             1999          21.08%
                             2000          -9.15%


Best quarter: up 21.27%, fourth quarter 1998 Worst quarter: down 9.99%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index
1 year        -9.15% -9.11%
Life of fund  17.74% 18.06%

Index:S&P 500 Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

 . The size and timing of the Fund's cash flows may result in the Fund's per-
  formance being different than that of the Index.
Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.
The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996**      1997      1998      1999      2000
Net asset value, beginning
 of period                    $ 10.00  $  11.10  $  14.21  $  17.70  $  20.46
Income from investment
 operations:
 Net investment income
  (loss)                         0.15      0.24      0.25      0.27      0.22
 Net realized and unrealized
  gain (loss) on
  investments*                   1.26      3.41      3.76      3.41     (2.09)
 Total from investment
  operations                     1.41      3.65      4.01      3.68     (1.87)
Less distributions:
 Distributions from net
  investment income and
  capital paid in               (0.21)    (0.29)    (0.24)    (0.26)    (0.23)
 Distributions from net
  realized gain on
  investments sold              (0.10)    (0.25)    (0.28)    (0.66)    (0.72)
 Distributions in excess of
  income, capital paid in &
  gains                           --        --        --        --        --
 Total distributions            (0.31)    (0.54)    (0.52)    (0.92)    (0.95)
Net asset value, end of
 period                       $ 11.10  $  14.21  $  17.70  $  20.46  $  17.64
Total investment return***      14.23%    32.79%    28.45%    21.08%    (9.15)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)            $14,650  $101,390  $232,578  $451,296  $525,659
Ratio of expenses to average
 net assets (%)****              0.00%     0.00%     0.00%     0.00%     0.19%
Ratio of net investment
 income (loss) to average
 net assets (%)                  2.74%     1.97%     1.59%     1.42%     1.12%
Turnover rate (%)               15.72%    64.56%    43.31%    55.24%    34.11%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**    Fund began operations on May 1, 1996.
*** Includes the effect of a voluntary capital contribution from John Han-cock of $0.06 per share for the period ended 1996 and $0.04 per share for year ended 1997. The Total Investment Return without the capital contribution would have been 13.59% for the year ended 1996 and 32.47% for the year ended 1997.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61%, 0.65%, 0.34% and 0.22% for the years ended December 31, 1996, 1997, 1998 and 1999, respectively.

Growth & Income Fund

GOAL AND STRATEGY


This is a non-diversified large and mid-cap stock fund that seeks income and long-term capital appreciation.


The Fund invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies.


The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Putnam receiving $1 billion (approximately 26% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemp-tions will be allocated on an asset-weighted basis. These allocation methodolo-gies may change in the future.


Independence Investment LLC ("Independence") selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earn-ings growth prospects.


Independence seeks to maintain risk and sector characteristics similar to the market benchmark for its portion of the Fund. Independence normally invests in 80 to 160 stocks, with at least 65% (usually higher) of its assets in large cap companies.


Putnam Investment Management, LLC ("Putnam") selects stocks using a combination of:


 . a systematic screening approach to rank stocks based on: fundamental cata-lyst (such as earnings surprise and momentum); valuation (such as price-to-sales ratio); and financial strength (such as superior cash flow); and


 . proprietary fundamental equity research to identify companies with strong and innovative management teams, opportunities for above average growth within their industry and strong competitive positioning relative to peers and suppliers.


Putnam seeks broad diversification by security and sector and uses risk manage-ment tools and qualitative judgement to determine sector and stock-specific weightings. Putnam normally invests in 65 to 110 stocks, with at least 65% (usually higher) of its assets in large and mid cap companies.


The Fund is "non-diversified", which means that it can take larger positions in individual issuers.


Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, Putnam may invest in stock index futures to manage cash flow.


In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at end of 2000

FUND MANAGERS
Management by investment team overseen by:

Paul F. McManus
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1982

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since November, 2000
Managed approximately $370 Billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

C. Beth Cotner, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1995
Began career in 1976

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1991        26.00%
                              1992         8.90%
                              1993        13.33%
                              1994        -0.56%
                              1995        34.21%
                              1996        20.10%
                              1997        29.79%
                              1998        30.25%
                              1999        16.23%
                              2000       -13.10%


Best quarter: up 24.07%, fourth quarter 1998 Worst quarter: down 12.05%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund   Index
1 year        -13.10% -9.11%
5 years        15.44% 18.35%
10 years       15.58% 17.46%
Life of fund   14.17% 15.26%

Index:S & P 500 Index

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1996        1997        1998        1999        2000
Net asset value,
 beginning of period     $    13.94  $    14.65  $    16.61  $    19.49  $    20.01
Income from investment
 operations:
 Net investment income
  (loss)                       0.34        0.27        0.23        0.20        0.17
 Net realized and
  unrealized gain (loss)
  on investments*              2.43        4.07        4.75        2.88       (2.77)
 Total from investment
  operations                   2.77        4.34        4.98        3.08       (2.60)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.34)      (0.27)      (0.23)      (0.20)      (0.40)
 Distributions from net
  realized gain on
  investments sold            (1.72)      (2.11)      (1.87)      (2.36)      (2.69)
 Distributions in excess
  of income, capital
  paid in & gains               --          --          --          --        (0.14)
 Total distributions          (2.06)      (2.38)      (2.10)      (2.56)      (3.23)
Net asset value, end of
 period                  $    14.65  $    16.61  $    19.49  $    20.01  $    14.18
Total investment return       20.10%      29.79%      30.25%      16.23%     (13.10)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,047,927  $2,785,964  $3,670,785  $4,218,841  $3,324,988
Ratio of expenses to
 average net assets (%)        0.27%       0.28%       0.27%       0.28%       0.40%
Ratio of net investment
 income (loss) to
 average net assets (%)        2.24%       1.61%       1.24%       0.98%       0.84%
Turnover rate (%)             81.02%      74.56%      48.45%      70.16%     112.94%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large Cap Value Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and substantial dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies paying above-average dividends.

The manager employs a value approach in selecting stocks using proprietary equity research. Stocks are purchased that are undervalued by various measures such as the stock's current price relative to its earnings potential.

The manager looks for companies with:

 . established operating history;

 . above-average dividend yield relative to the S&P 500 Index;

 . low price/earnings ratio relative to the S&P 500 Index;

 . sound balance sheet and other positive financial characteristics; and

 . low stock price relative to the company's underlying value.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 100 to 175 stocks, with at least 65% (usually higher) of its assets in large cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, high and medium quality debt securities, and certain deriva-tives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

Note: "S&P 500 Index" means the Standard & Poor's 500 Composite Stock Price Index. "Standard & Poor's", "S&P" and "S&P 500" are trademarks of McGraw Hill, Inc. and have been licensed for use by the Trust.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since May, 1996
Managed approximately $167 billion in assets at the end of 2000

FUND MANAGERS
Management by Investment Advisory Committee

Brian C. Rogers, CFA, CIC
-----------------
Committee Chairman
Director of subadviser
Joined subadviser in 1982


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [GRAPH]

                              1997         28.56%
                              1998          9.26%
                              1999          3.28%
                              2000         12.97%


Best quarter: up 12.86%, fourth quarter 1999 Worst quarter: down 8.58%, third quarter 1999

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index
1 year        12.97%  7.01%
Life of fund  14.30% 16.74%

Index:Russell 1000(R) Value Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:        1996**     1997      1998      1999      2000
Net asset value, beginning of
 period                         $ 10.00  $ 11.09  $  13.57  $  14.02  $  13.49
Income from investment
 operations:
 Net investment income (loss)      0.16     0.29      0.28      0.27      0.27
 Net realized and unrealized
  gain (loss) on investments*      1.22     2.84      0.96      0.18      1.45
 Total from investment
  operations                       1.38     3.13      1.24      0.45      1.72
Less distributions:
 Distributions from net
  investment income and
  capital paid in                 (0.16)   (0.29)    (0.28)    (0.27)    (0.29)
 Distributions from net
  realized gain on investments
  sold                            (0.13)   (0.36)    (0.51)    (0.71)    (0.53)
 Distributions in excess of
  income, capital paid in &
  gains                             --       --        --        --      (0.01)
 Total distributions              (0.29)   (0.65)    (0.79)    (0.98)    (0.83)
Net asset value, end of period  $ 11.09  $  13.7  $  14.02  $  13.49  $  14.38
Total investment return           13.90%   28.56%     9.26%     3.28%    12.97%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)              $19,781  $73,269  $123,365  $155,849  $204,535
Ratio of expenses to average
 net assets (%)***                 1.00%     1.0%     0.92%     0.85%     0.78%
Ratio of net investment income
 (loss) to average net assets
 (%)                               2.74%     2.4%     2.08%     1.88%     2.04%
Turnover rate (%)                 19.95%    19.2%    18.46%    32.62%    42.12%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.89% and 1.06% for the years ended December 31, 1996 and 1997, respectively.

Large Cap Value CORE SM Fund

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and dividend income.
The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.
The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quan-titative model. "CORE SM" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index. Stocks are purchased that have:
 . Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and
 . favorable prospects for capital appreciation and/or dividend paying ability. The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.
The Fund normally invests in 100 to 350 stocks, with at least 65% (usually higher) of the Fund's assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, Standard & Poor's Depositary Receipts (SPDRs) and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other secu-rities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management
Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $282 billion
in assets at the end of 2000

FUND MANAGERS

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000       5.12%


Best quarter: up 8.62%, third quarter 2000 Worst quarter: down 4.14%, first quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index
1 year        5.12% 7.01%
Life of fund  6.58% 6.59%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                     1999**     2000
Net asset value, beginning of period                          $10.00  $ 10.16
Income from investment operations:
 Net investment income (loss)                                   0.04     0.15
 Net realized and unrealized gain (loss) on investments*        0.31     0.36
 Total from investment operations                               0.35     0.51
Less distributions:
 Distributions from net investment income and capital paid in  (0.04)   (0.16)
 Distributions from net realized gain on investments sold      (0.14)   (0.06)
 Distributions in excess of income, capital paid in & gains    (0.01)   (0.03)
 Total distributions                                           (0.19)   (0.25)
Net asset value, end of period                                $10.16  $ 10.42
Total investment return                                         3.58%    5.12%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                   $6,371  $18,164
Ratio of expenses to average net assets (%)***                  0.85%    0.85%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.13%    1.54%
Turnover rate (%)                                              30.90%   59.15%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17% and 1.09% for the years ended December 31, 1999 and 2000, respectively.

Large Cap Value CORE SM II Fund
(Formerly American Leaders Large Cap Value Fund)

GOAL AND STRATEGY

This is a large cap stock fund with a value emphasis that seeks long-term capi-tal appreciation and dividend income.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager selects stocks using a combination of quantitative techniques and fundamental equity research. The manager employs an investment process known as CORE, "Computer Optimized, Research-Enhanced," that employs a proprietary quan-titative model. "CORE SM" is a service mark of Goldman, Sachs & Co. The manager identifies stocks that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 1000(R) Value Index.

Stocks are purchased that have:

 . Low to modest valuation characteristics relative to general market measures, such as price/earnings ratio, book value and other fundamental accounting measures, and

 . favorable prospects for capital appreciation and/or dividend paying ability.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 1000(R) Value Index. The Fund is broadly diversified by sector.

The Fund normally invests in 100 to 350 stocks, with at least 65% (usually higher) of the Fund's assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, Standard & Poor's Depositary Receipts (SPDRs) and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other secu-rities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management
Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since January, 2001
Managed approximately $282 billion
in assets at the end of 2000

FUND MANAGERS

Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1989

PAST PERFORMANCE

Because this Fund did not have a full year of operations as of December 31, 2000, no year-by-year total returns or average annual total returns can be shown for this Fund.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific investment cate-gory may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Large Cap Value CORESM II Fund (formerly American Leaders Large Cap
 Value Fund) -- Period ended December 31:                            2000**
Net asset value, beginning of period                                 $10.00
Income from investment operations:
 Net investment income (loss)                                          0.06
 Net realized and unrealized gain (loss) on investments*               0.74
 Total from investment operations                                      0.80
Less distributions:
 Distributions from net investment income and capital paid in         (0.06)
 Distributions from net realized gain on investments sold             (0.03)
 Distributions in excess of income, capital paid in & gains             --
 Total distributions                                                  (0.09)
Net asset value, end of period                                       $10.71
Total investment return                                                8.02%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                          $6,029
Ratio of expenses to average net assets (%)                            0.85%
Ratio of net investment income (loss) to average net assets (%)        1.22%
Turnover rate (%)                                                     17.16%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations June 30, 2000.

Large Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large established U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell 1000(R) Growth Index.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. However, the Fund normally invests in 80 to 160 stocks, with at least 65% (usually higher) of its assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

Mark C. Lapman
-----------------
Executive Vice President of subadviser
Joined team in 1996
Joined subadviser in 1982
Began career in 1979

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1991         25.50%
                             1992          9.90%
                             1993         13.80%
                             1994         -0.98%
                             1995         31.64%
                             1996         18.27%
                             1997         30.89%
                             1998         39.51%
                             1999         24.07%
                             2000        -17.89%


Best quarter: up 27.79%, fourth quarter 1998 Worst quarter: down 11.16%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund    Index
1 year        -17.89% -22.42%
5 years        17.08%  18.15%
10 years       16.24%  17.33%
Life of fund   14.89%  14.98%

Index:Russell 1000(R) Growth Index

* Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform small cap and mid cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                         1996      1997        1998        1999        2000
Net asset value,
 beginning of period     $  17.37  $  17.49  $    20.82  $    26.19  $    27.33
Income from investment
 operations:
 Net investment income
  (loss)                     0.25      0.17        0.14        0.09        0.03
 Net realized and
  unrealized gain (loss)
  on investments*            2.89      5.21        8.05        6.03       (4.89)
 Total from investment
  operations                 3.14      5.38        8.19        6.12       (4.86)
Less distributions:
 Distributions from net
  investment income and
  capital paid in           (0.25)    (0.17)      (0.14)      (0.09)      (0.11)
 Distributions from net
  realized gain on
  investments sold          (2.77)    (1.88)      (2.68)      (4.89)      (2.69)
 Distributions in excess
  of income, capital
  paid in & gains             --        --          --          --        (0.78)
 Total distributions        (3.02)    (2.05)      (2.82)      (4.98)      (3.58)
Net asset value, end of
 period                  $  17.49  $  20.82  $    26.19  $    27.33  $    18.89
Total investment return     18.27%    30.89%      39.51%      24.07%     (17.89)%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $524,145  $754,398  $1,126,764  $1,382,473  $1,146,787
Ratio of expenses to
 average net assets (%)      0.44%     0.44%       0.41%       0.39%       0.46%
Ratio of net investment
 income (loss) to
 average net assets (%)      1.35%     0.86%       0.59%       0.33%       0.10%
Turnover rate (%)          135.98%    83.82%      56.41%      37.42%      89.30%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Large Cap Aggressive Growth Fund

GOAL AND STRATEGY

This is a non-diversified large cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of large established U.S. com-panies that are believed to offer above-average potential for long-term growth in revenues and earnings.

The manager selects stocks using proprietary company-specific research that focuses on firms:

 . offering superior earnings growth that is not fully reflected in current mar-ket valuations,

 . having prospective earnings growth rates substantially above that of the S&P
  500, and

 . exhibiting strong management, superior industry positions and excellent bal-ance sheets.

The Fund employs aggressive investment strategies and invests most of its assets in a relatively small number of companies, with the 25 most highly regarded stocks representing a majority of the Fund's assets. The manager selects stocks without regard to any predefined sector selection criteria.

The manager actively trades and adjusts the Fund's holdings to capitalize on market fluctuations. The manager typically:

 . increases investment in favored securities and reduces the number of holdings in declining markets, and

 . decreases investment in favored securities and increases the number of hold-ings in rising markets.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 35 to 75 stocks, with at least 65% (usually higher) of its assets in large cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Managing, with predecessors, since 1971
Managing Fund since August, 1999
Managed approximately $454 billion
in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

John H. Fogarty
-----------------
Vice president of subadviser
Joined subadviser in 1988
Began career in 1988

Alfred Harrison
-----------------
Vice chairman and Director of subadviser
Joined subadviser in 1978
Began career in 1962
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the invesment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [GRAPH]

                               2000      -18.77%


Best quarter: up 20.81%, fourth quarter 1999 Worst quarter: down 15.21%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -18.77% -22.42%
Life of fund   -1.79%  -3.74%

Index:Russell 1000(R) Growth Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large cap" approach carries the risk that large cap stocks will underperform small cap and mid cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                   1999**      2000
Net asset value, beginning of period                       $ 10.00   $ 11.94
Income from investment operations:
 Net investment income (loss)                                (0.01)     0.03)
 Net realized and unrealized gain (loss) on investments*      2.03     (2.21)
 Total from investment operations                             2.02     (2.24)
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           --      (0.11)
 Distributions from net realized gain on investments sold    (0.08)    (0.01)
 Distributions in excess of income, capital paid in &
  gains                                                        --      (0.06)
 Total distributions                                         (0.08)    (0.18)
Net asset value, end of period                             $ 11.94   $  9.52
Total investment return                                      20.18%   (18.77)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                $15,074   $26,244
Ratio of expenses to average net assets (%)***                1.08%     1.00%
Ratio of net investment income (loss) to average net
 assets (%)                                                  (0.39)%   (0.37)%
Turnover rate (%)                                            18.97%    75.97%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17% and 1.05% for the years ended December 31, 1999 and 2000, respectively.

Large/Mid Cap Value Fund
GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

 . stocks in the Russell 1000(R) Value Index, or

 . stocks with dividend yields greater than the Russell 1000(R) Index, or

 . stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in large and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since August, 1999
Managed approximately $274 billion
in assets at the end of 2000

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year

                                    [GRAPH]

                                2000     13.41%


Best quarter: up 11.62%, first quarter 2000 Worst quarter: down 5.65%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        13.41% 7.01%
Life of fund  13.76% 6.59%

Index:Russell 1000(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                     1999**     2000
Net asset value, beginning of period                          $10.00  $ 10.42
Income from investment operations:
 Net investment income (loss)                                   0.03     0.09
 Net realized and unrealized gain (loss) on investments*        0.45     1.30
 Total from investment operations                               0.48     1.39
Less distributions:
 Distributions from net investment income and capital paid in  (0.03)   (0.10)
 Distributions from net realized gain on investments sold      (0.02)   (0.08)
 Distributions in excess of income, capital paid in & gains    (0.01)   (0.06)
 Total distributions                                           (0.06)   (0.24)
Net asset value, end of period                                $10.42  $ 11.57
Total investment return                                         4.72%   13.41%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                   $6,101  $15,728
Ratio of expenses to average net assets (%)***                  1.05%    1.05%
Ratio of net investment income (loss) to average net assets
 (%)                                                            0.94%    0.97%
Turnover rate (%)                                              23.03%   86.97%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% and 1.36% for the years ended December 31, 1999 and 2000, respectively.

Large/Mid Cap Value II Fund
(Formerly Mid Cap Value Fund)

GOAL AND STRATEGY

This is a large/mid cap stock fund with a value emphasis that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of large- and mid-sized U.S. companies that are believed to offer favorable prospects for increasing dividends and growth in capital.

The manager employs a value approach in selecting stocks, using proprietary equity research to identify stocks having distinct value characteristics based on industry- specific valuation criteria.

The manager screens the investable universe for:

 . stocks in the Russell 1000(R) Value Index, or

 . stocks with dividend yields greater than the Russell 1000(R) Index, or

 . stocks with price/book ratios lower than the Russell 1000(R) Index.

The Fund's assets are allocated to industry-specific sub-portfolios that are managed by each industry analyst. The manager oversees the Fund to maintain capitalization and sector weights similar to the Russell 1000(R) Value Index.

The Fund normally invests in 90 to 130 stocks, with at least 65% (usually high-er) of its assets in large and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since January, 2001
Managed approximately $274 billion
in assets at the end of 2000

FUND MANAGERS
Management by Global Research Team overseen by:

Doris Dwyer Chu
-----------------
Vice President of subadviser
Joined subadviser in 1998
Partner and portfolio manager at Grantham, Mayo, Van Otterloo & Co. (1985-1998)

Laurie A. Gabriel
-----------------
Managing Partner of subadviser
Joined subadviser in 1976

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997           32.17%
                             1998          -11.33%
                             1999            5.52%
                             2000           28.38%



Best quarter: up 17.06%, third quarter 1997 Worst quarter: down 21.29%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        28.38% 19.18%
Life of fund  14.01% 14.72%

Index:Russell Mid Cap(TM) Value Index

* Began operations on May 1, 1996.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "large/mid cap" approach carries the risk that in certain markets large cap and mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Large/Mid Cap Value II Fund
 (formerly Mid Cap Value
 Fund)--Period ended December
 31:                              1996**     1997     1998      1999      2000
Net asset value, beginning of
 period                          $ 10.00  $ 11.35  $ 13.87   $ 12.19  $  12.78
Income from investment
 operations:
 Net investment income (loss)       0.04     0.05     0.11      0.08      0.06
 Net realized and unrealized
  gain (loss) on investments*       1.57     3.59    (1.68)     0.59      3.51
 Total from investment
  operations                        1.61     3.64    (1.57)     0.67      3.57
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.04)   (0.05)   (0.11)    (0.08)    (0.06)
 Distributions from net
  realized gain on investments
  sold                             (0.22)   (1.07)     --        --      (0.41)
 Distributions in excess of
  income, capital paid in &
  gains                              --       --       --        --      (1.23)
 Total distributions               (0.26)   (1.12)   (0.11)    (0.08)    (1.70)
Net asset value, end of period   $ 11.35  $  3.87  $ 12.19   $ 12.78  $  14.65
Total investment return            16.18%   32.17%  (11.33)%    5.52%    28.38%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                     $10,926  $64,973  $94,820   $92,150  $129,233
Ratio of expenses to average
 net assets (%)***                  1.05%    1.05%    0.96%     0.92%     0.87%
Ratio of net investment income
 (loss) to average net assets
 (%)                                0.69%    0.53%    0.93%     0.64%     0.42%
Turnover rate (%)                  62.99%   93.78%  173.33%   137.06%   235.80%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.15% and 1.14% for the years ended December 31, 1996, and 1997, respectively.

Fundamental Growth Fund


GOAL AND STRATEGY

This is a stock fund with a growth emphasis that seeks long-term capital appre-ciation.

The Fund invests primarily in the common stocks of large-sized and mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary fundamental equity research and a systematic screening approach. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprie-tary quantitative model to rank stocks based on:

 . fundamental catalyst (such as earnings surprise and momentum);

 . valuation (such as price-to sales ratio); and

 . financial strength (such as superior cash flow).

The manager uses fundamental equity research with a global equity research team to identify companies with characteristics such as:

 . strong and innovative management teams;

 . opportunities for above average growth within its industry;

 . strong competitive positioning relative to peers and suppliers;

 . sufficient financial strength to grow the business; and

 . reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's sector and stock-specific weightings. The Fund is broadly diversi-fied by sector. The Fund normally invests in 90 to 150 stocks, with at least 65% (usually higher) of its assets in large and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02119

Managing since 1937
Managing Fund since August, 2000
Managed approximately $370 billion
in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

Eric M. Wetlaufer, CFA
-----------------
Managing Director and Chief Investment Officer of subadviser
Joined subadviser in 1997
Managing Director and Portfolio Manager at Cadence Capital Management (1991 --
 1997)
Began career in 1985

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000       -3.03

Best quarter: up 54.57%, third quarter 1999 Worst quarter: down 20.91%, second quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        -3.03% -11.75%
Life of fund  35.44%  16.11%

Index:Russell Mid Cap(TM) Growth Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                    1999**      2000
Net asset value, beginning of period                         $10.00   $ 14.42
Income from investment operations:
 Net investment income (loss)                                 (0.02)    (0.02)
 Net realized and unrealized gain (loss) on investments*       5.34     (0.44)
 Total from investment operations                              5.32     (0.46)
Less distributions:
 Distributions from net investment income and capital paid
  in                                                            --      (0.03)
 Distributions from net realized gain on investments sold     (0.90)    (0.76)
 Distributions in excess of income, capital paid in & gains     --      (0.65)
 Total distributions                                          (0.90)    (1.44)
Net asset value, end of period                               $14.42   $ 12.52
Total investment return                                       54.57%    (3.03)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $9,175   $46,114
Ratio of expenses to average net assets (%)***                 0.95%     0.96%
Ratio of net investment income (loss) to average net assets
 (%)                                                          (0.55)%   (0.38)%
Turnover rate (%)                                             61.66%   250.46%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% and 1.00% for the years ended December 31, 1999 and 2000, respectively.

Mid Cap Blend Fund


GOAL AND STRATEGY

This is a mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of common stocks of mid-sized U.S. companies that are believed to offer:

 . favorable prospects for increasing dividends and capital appreciation
  (i.e., "value" companies), and

 . above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of proprietary equity research and quantitative tools. Stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects. The manager seeks to maintain risk and sector characteristics similar to the Russell Mid Cap(TM) Index.

The Fund normally invests in 80 to 160 stocks, with at least 65% (usually high-er) of its assets in mid cap companies. The Fund normally has 10% or less (usu-ally lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since August, 1999
Managed approximately $25 billion
in assets at the end of 2000

FUND MANAGERS
Management by investment team
overseen by:

Coreen S. Kraysler, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1986

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000      18.58%

Best quarter: up 14.64%, second quarter 1999 Worst quarter: down 2.71%, third quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        18.58%  8.25%
Life of fund  23.31% 16.40%

Index:Russell Mid Cap(TM) Index

* Began operations on August 31, 1999.

MAIN RISKS

Primary

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "mid cap" approach carries the risk that in certain markets "mid cap" stocks will underperform "large cap" and "small cap" stocks. Also, the Fund's "blend" style carries the risk that in certain markets, "blend" styles will underperform "growth" and "value" styles.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. The Fund had a high turnover rate in 2000 because of higher than expected market volatility. Normally, the Fund's turnover rate is expected to be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                       1999     2000
Net asset value, beginning of period                          $10.00  $ 10.70
Income from investment operations:
 Net investment income (loss)                                   0.03     0.04
 Net realized and unrealized gain (loss) on investments*        1.10     1.93
 Total from investment operations                               1.13     1.97
Less distributions:
 Distributions from net investment income and capital paid in  (0.03)   (0.04)
 Distributions from net realized gain on investments sold      (0.40)   (0.24)
 Distributions in excess of income, capital paid in & gains       --    (0.27)
 Total distributions                                           (0.43)   (0.55)
Net asset value, end of period                                $10.70  $ 12.12
Total investment return                                        11.53%   18.58%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                   $5,810  $21,259
Ratio of expenses to average net assets (%)***                  0.85%    0.85%
Ratio of net investment income (loss) to average net assets
 (%)                                                            0.82%    0.44%
Turnover rate (%)                                              55.68%  138.64%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.20% and 1.04% for the years ended December 31, 1999 and 2000, respectively.

Mid Cap Growth Fund

GOAL AND STRATEGY

This is a non-diversified mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of mid-sized U.S. companies that are believed to offer above-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have earnings growth potential that may not be rec-ognized by the investment community. The manager selects stocks without regard to any pre- defined sector selection criteria.

The manager looks for companies experiencing:

 . above-average growth relative to their peers or the general economy; and

 . positive change due to new product developments, improved regulatory environ-ment or a new management team.

The Fund is "non-diversified", which means it can take larger positions in individual issuers. The Fund normally invests in 35 to 85 stocks, with at least 65% of its assets in mid cap companies. The Fund normally has 15% or less of its assets in cash and cash equivalents. The Fund's sector exposures are a result of stock selection as opposed to predetermined allocations. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities). As an example of the use of derivatives, the Fund may use futures and forwards to implement currency management strategies and manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Janus Capital Corporation
100 Fillmore Street
Denver, Colorado 80206

Managing since 1970
Managing Fund since May, 1996
Managed approximately $250 billion
in assets at the end of 2000

FUND MANAGER

James P. Goff
-----------------
Executive Vice President of subadviser
Managed fund since 1996 (its inception)
Joined subadviser in 1988
Began career in 1985


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997          16.66%
                             1998          39.07%
                             1999         118.31%
                             2000         -35.86%


Best quarter: up 59.33%, fourth quarter 1999 Worst quarter: down 29.24%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -35.86% -11.75%
Life of fund   19.90%  16.39%

Index:Russell Mid Cap(TM) Growth Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Small /Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized com-panies may be subject to more erratic price movements than investment in large established companies.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "mid cap" approach carries the risk that in certain markets mid cap stocks will underperform small cap and large cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could be- come harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share Interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996**     1997     1998       1999       2000
Net asset value, beginning
 of period                    $ 10.00  $ 10.22  $ 11.93   $  15.12   $  29.22
Income from investment
 operations:
 Net investment income
  (loss)                         0.05    (0.02)   (0.09)     (0.19)     (0.05)
 Net realized and unrealized
  gain (loss) on
  investments*                   0.22     1.73     4.75      17.70     (10.49)
 Total from investment
  operations                     0.27     1.71     4.66      17.51     (10.54)
Less distributions:
 Distributions from net
  investment income and
  capital paid in               (0.05)     --     (0.15)       --       (1.06)
 Distributions from net
  realized gain on
  investments sold                --       --     (1.32)     (3.41)     (0.41)
 Distributions in excess of
  income, capital paid in &
  gains                           --       --       --         --       (1.61)
 Total distributions            (0.05)     --     (1.47)     (3.41)     (3.08)
Net asset value, end of
 period                       $ 10.22  $ 11.93  $ 15.12   $  29.22   $  15.60
Total investment return          2.69%   16.66%   39.07%    118.31%    (35.86)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)            $16,492  $40,235  $94,085   $452,937   $393,988
Ratio of expenses to average
 net assets (%)***               1.10%    1.10%    1.10%      0.93%      0.85%
Ratio of net investment
 income (loss) to average
 net assets (%)                  0.92%   (0.26%   (0.64)%    (0.68)%    (0.43)%
Turnover rate (%)               71.25%  124.04%  137.01%    106.06%    140.94%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.34%, 1.42% and 1.13% for the years ended December 31, 1996, 1997, and 1998, respectively.

Small/Mid Cap CORE SM Fund
GOAL AND STRATEGY

This is a small/mid cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small and mid-sized U.S. companies that are believed to offer:

 . favorable prospects for increasing dividends and capital appreciation (i.e., "value" companies); and

 . above-average potential for growth in revenues and earnings (i.e. "growth" companies).

The manager selects stocks using a combination of quantitative techniques and equity research. The manager employs an investment process known as CORE, "Com-puter Optimized, Research-Enhanced," that employs a proprietary quantitative model. "CORE SM" is a service mark of Goldman, Sachs & Co. Stocks are purchased that have strong expected earnings growth and momentum and better valuation and risk characteristics than the Russell 2500(TM) Index.

The Fund is managed using risk control techniques to maintain risk, style, cap-italization and sector characteristics similar to the Russell 2500(TM) Index. The Fund is broadly diversified by sector.

The Fund normally invests in 400 to 700 stocks, with at least 65% (usually higher) of the Fund's assets in small cap and mid cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).
The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, Standard & Poor's Depositary Receipts (SPDRs) and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other secu-rities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management Division of Goldman Sachs and Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since May, 1998
Managed approximately $282 billion in assets at the end of 2000

FUND MANAGERS


Robert C. Jones
-----------------
Managing Director of subadviser
Joined subadviser in 1989

Melissa R. Brown
-----------------
Managing Director of subadviser
Joined subadviser in 1998
Director of Quantitative Equity
Research at Prudential Securities (1983-1998)

Victor H. Pinter
-----------------
Vice President of subadviser
Joined subadviser in 1990


PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1999         20.54%
                             2000          4.63%

Best quarter: up 17.85%, second quarter 1999 Worst quarter: down 20.01%, fourth quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index
1 year        4.63% 4.27%
Life of fund  4.94% 6.20%

Index: Russell 2500(TM) Index

* Began operations on May 1, 1998.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. The Fund had unusually high turnover in 1999 and in 2000. This higher than expected turnover is due to (i) the relatively small size of the Fund, which magnifies the effect of contributions and redemptions, and (ii) the high vola-tility of the market, which in 1999 resulted in the subadviser implementing procedures to reduce the Fund's tracking risk. Normally, the Fund's turnover rate will be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                           1998**     1999      2000
Net asset value, beginning of period                $10.00   $ 9.02   $  9.82
Income from investment operations:
 Net investment income (loss)                          --      0.02      0.05
 Net realized and unrealized gain (loss) on
  investments*                                       (0.98)    1.77      0.39
 Total from investment operations                    (0.98)    1.79      0.44
Less distributions:
 Distributions from net investment income and
  capital paid in                                      --     (0.03)    (0.07)
 Distributions from net realized gain on
  investments sold                                     --     (0.96)    (0.32)
 Distributions in excess of income, capital paid in
  & gains                                              --       --      (0.05)
 Total distributions                                   --     (0.99)    (0.44)
Net asset value, end of period                      $ 9.02   $ 9.82   $  9.82
Total investment return                              (9.81)%  20.54 %    4.63%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)         $5,015   $8,248   $21,636
Ratio of expenses to average net assets (%)***        1.05%    0.94%     0.90%
Ratio of net investment income (loss) to average
 net assets (%)                                      (0.01)%   0.30%     0.56%
Turnover rate (%)                                    60.51%  109.12%    94.78%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 4.55%, 2.24% and 1.23% for the years ended December 31, 1998, 1999 and 2000, respectively.

Small/Mid Cap Growth Fund

GOAL AND STRATEGY

This is a small/mid cap stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of small and mid-sized U.S. companies that are believed to offer above-average potential for growth in rev-enues and earnings.

The manager selects stocks using a combination of proprietary quantitative and qualitative equity research. Quantitative screening seeks to identify a group of high-quality companies with above-average growth characteristics relative to industry peers. Equity research seeks to identify indi vidual companies from that group with a higher potential for long term earnings growth and capital appreciation.

The manager buys companies that seem attractive based on a combination of cri-teria, among others:

 . Superior historical earnings growth,

 . Prospects for above-average growth,

 . Attractive valuations,

 . Strong market positions,

 . Favorable new products, and

 . Superior management.

The Fund is broadly diversified by sector. The Fund normally invests in 60 to
110
stocks, with at least 65% (usually higher) of its assets in small and mid cap companies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings
(IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1999
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGERS

Frank V. Wisneski
-----------------
Senior Vice President of subadviser
Joined subadviser in 1968
(Retiring June, 2001)

Frank J. Boggan, CFA
-----------------
Vice President of subadviser
Joined subadviser in 2001
Managing Director of Palladian Capital
Management (1998-2001)
Portfolio Manager at The Pioneer
Group (1991-1998)

John J. Harrington, CFA
-----------------
Vice President of subadviser
Joined subadviser in 1995
Portfolio Manager at Munder Capital Management (1991-1994)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1995     35.96%
                                1996     30.33%
                                1997      3.44%
                                1998      5.61%
                                1999      5.15%
                                2000      9.25%


Best quarter: up 21.59%, fourth quarter 1998 Worst quarter: down 21.48%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year         9.25% -16.10%  -16.10%
5 Years       10.34%  12.17%   17.50%
Life of fund  12.85%  14.14%   18.14%

Index 1: Russell 2500(TM) Growth Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Russell Mid Cap(TM) Growth Index (from inception through April 30, 1999) and Russell 2500(TM) Growth Index (after April 30,
1999)
*Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small/mid cap" approach carries the risk that in certain markets small/mid cap stocks will underperform large cap stocks.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commis-sions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. The Fund had a high turnover rate in 1999 and 2000 because of higher than expected market volatility and some restructuring of the Fund. In future years, the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997      1998       1999       2000
Net asset value,
 beginning of period       $  13.18  $  16.52  $  15.39   $  15.94   $  14.03
Income from investment
 operations:
 Net investment income
  (loss)                       0.02      0.01     (0.02)     (0.07)     (0.02)
 Net realized and
  unrealized gain (loss)
  on investments*              3.99      0.56      0.88       0.74       1.27
 Total from investment
  operations                   4.01      0.57      0.86       0.67       1.25
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.02)    (0.01)      --       (0.17)       --
 Distributions from net
  realized gain on
  investments sold            (0.65)    (1.69)    (0.31)     (2.41)     (1.43)
 Distributions in excess
 of income, capital paid
 in & gains                     --        --        --         --       (0.15)
 Total distributions          (0.67)    (1.70)    (0.31)     (2.58)     (1.58)
Net asset value, end of
 period                    $  16.52  $  15.39  $  15.94   $  14.03   $  13.70
Total investment return       30.33%     3.44%     5.61%      5.15%      9.25%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $194,108  $213,612  $193,332   $181,931   $190,010
Ratio of expenses to
 average net assets (%)        0.84%     0.85%     0.89%      0.85%      0.85%
Ratio of net investment
 income (loss) to average
 net assets (%)                0.18%     0.09%    (0.11)%    (0.27)%    (0.20)%
Turnover rate (%)            217.84%   331.19%   162.21%    172.58%    103.19%

 * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Small Cap Equity Fund

GOAL AND STRATEGY

This is a small cap stock fund that seeks long-term capital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to be undervalued relative to long-term earn-ings growth potential.

The manager selects stocks using proprietary fundamental equity research. Research focuses on identifying companies that are believed to be:

 . undervalued (i.e., with current stock price below long-term value);

 . asset rich with strong balance sheets and able to generate internal cash flows to meet capital needs; and

 . dynamic and growing with realistic payback periods for any price premium.

The manager employs a research intensive approach using extensive field research and direct company contact to determine the fundamental value of a company. A company's future prospects are determined from analyzing a company's products, markets, management, suppliers, and competitors.

The Fund is managed using a multiple portfolio manager system in which the Fund is managed by multiple portfolio managers and/or research analysts. The Fund is normally broadly diversified since its exposures reflect the aggregate deci-sions of the multiple portfolio managers and research analysts managing the Fund.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 150 to 300 stocks, with at least 65% (usually higher) of its assets in small cap companies. The Fund nor-mally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS
Team managed by 5 Portfolio Managers
Average 17 years with Capital Guardian
Average 21 years industry experience
See Appendix A for more details
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1997        25.57%
                             1998        -5.96%
                             1999        -3.43%
                             2000        -8.89%


Best quarter: up 18.11%, second quarter 1997 Worst quarter: down 21.06%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year        -8.89% -3.02%   10.32%
Life of fund   2.97%  8.69%    8.52%

Index 1: Russell 2000(R) Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: 50% Russell 2000(R) Index/50% Russell 2000(R) Value Index (from inception through August, 1999); Russell 2000(R) Value Index (from September, 1999 through October, 2000); and Russell 2000(R) Index (after Octo-ber, 2000)

*Began operations on May 1, 1996.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:        1996**     1997     1998      1999      2000
Net asset value, beginning of
 period                         $ 10.00  $ 10.73  $ 12.40   $ 11.59   $ 10.92
Income from investment
 operations:
 Net investment income (loss)      0.07     0.08     0.07      0.09      0.14
 Net realized and unrealized
  gain (loss) on investments*      0.96     2.66    (0.81)    (0.50)    (1.13)
 Total from investment
  operations                       1.03     2.74    (0.74)    (0.41)    (0.99)
Less distributions:
 Distributions from net
  investment income and
  capital paid in                 (0.07)   (0.08)   (0.07)    (0.07)    (0.45)
 Distributions from net
  realized gain on investments
  sold                            (0.23)   (0.99)     --      (0.01)    (0.14)
 Distributions in excess of
  income, capital paid in &
  gains                             --       --       --      (0.18)    (0.20)
 Total distributions              (0.30)   (1.07)   (0.07)    (0.26)    (0.79)
Net asset value, end of period  $ 10.73  $ 12.40  $ 11.59   $ 10.92   $  9.14
Total investment return           10.33%   25.57%   (5.96)%   (3.43)%   (8.89)%
Ratios and supplemental data
Net assets, end of period
 (000s omitted)($)              $10,541  $43,261  $64,095   $68,900   $70,031
Ratio of expenses to average
 net assets (%)***                 1.05%    1.05%    1.05%     0.95%     0.92%
Ratio of net investment income
 (loss) to average net assets
 (%)                               1.15%    0.68%    0.63%     0.78%     1.25%
Turnover rate (%)                 66.31%  126.10%  100.83%   117.33%   189.57%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.06%, 1.30%, 1.08%, 0.96% and 0.95% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Small Cap Value Fund
(Formerly Small/Mid Cap Value Fund)

GOAL AND STRATEGY

This is a small cap stock fund with a value emphasis that seeks long-term capi-tal appreciation.

The Fund invests primarily in a diversified mix of common stocks of small U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The manager employs a value approach in selecting stocks using proprietary fun-damental equity research. The manager generally looks for companies with:

 . Low price/earnings, price/book or price/cash flow ratios relative to small cap stocks, the company's peers, or its own historical norm.

 . Low stock price relative to a company's underlying asset values.

 . A sound balance sheet and other positive financial characteristics.

 . Catalysts with the potential for value realization such as beneficial manage-ment change, restructuring, or industry consolidation.

The Fund's sector exposures are a result of stock selection as opposed to pre-determined allocations. The Fund normally invests in 75 to 135 stocks, with at least 65% (usually higher) of its assets in small cap compa-nies. The Fund normally has 10% or less of its assets in cash and cash equiva-lents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1937
Managing Fund since January, 2001
Managed approximately $167 billion
in assets at the end of 2000

FUND MANAGERS
Management by Investment
Advisory Committee

Preston G. Athey, CFA, CIC
-----------------
Managing Director of subadviser
Joined subadviser in 1978
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                              2000        34.19%

Best quarter: up 13.42%, third quarter 2000 Worst quarter: down 4.40%, third quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        34.19% 20.79%
Life of fund  29.38% 15.91%

Index: Russell 2500(R) Value Index

* Began operations on August 31, 1999.

MAIN RISKS
Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "value" approach carries the risk that in certain markets "value" stocks will underperform "growth" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate was high in 2000, the current manager antic-ipates that the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Small Cap Value Fund (formerly Small/Mid Cap Value Fund) --
  Period ended December 31:                                  1999**      2000
Net asset value, beginning of period                         $10.00   $ 10.13
Income from investment operations:
 Net investment income (loss)                                   --       0.01
 Net realized and unrealized gain (loss) on investments*       0.49      3.37
 Total from investment operations                              0.49      3.38
Less distributions:
 Distributions from net investment income and capital paid
  in                                                            --      (0.01)
 Distributions from net realized gain on investments sold     (0.36)    (1.80)
 Distributions in excess of income, capital paid in & gains     --        --
 Total distributions                                          (0.36)    (1.81)
Net asset value, end of period                               $10.13   $ 11.70
Total investment return                                        5.08%    34.19%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $5,570   $29,436
Ratio of expenses to average net assets (%)***                 1.05%     1.05%
Ratio of net investment income (loss) to average net assets
 (%)                                                          (0.12)%    0.13%
Turnover rate (%)                                             51.97%   220.80%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61% and 1.29% for the years ended December 31, 1999 and 2000, respectively.

Small Cap Growth Fund

GOAL AND STRATEGY

This is a small cap stock fund with a growth emphasis that seeks long-term cap-ital appreciation.

The Fund invests primarily in a diversified mix of the common stocks of small U.S. companies that are believed to offerabove-average potential for growth in revenues and earnings.

The manager selects stocks using proprietary equity research. Stocks are pur-chased that are expected to have rapid earnings growth that is not yet widely recognized by the investment community.

The manager looks for companies with:

 . demonstrated annual 20% earnings growth over 3 years and/or similar future growth expectations;

 . dominant market niche or poised to become market leaders; and

 . high quality senior management with coherent business strategies.

The Fund is highly diversified by sector and number of individual stocks. The Fund's sector weightings are broadly diversified and managed relative to those of the Russell 2000(R) Growth Index. The Fund normally invests in 140 to 220 stocks, with at least 65% (usually higher) of its assets in small cap compa-nies. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1996
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

Bernice S. Behar, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1991
Began career in 1986


PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1997         14.26%
                             1998         14.49%
                             1999         70.38%
                             2000        -21.43%


Best quarter: up 45.57%, fourth quarter 1999 Worst quarter: down 22.48%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -21.43% -22.43%
Life of fund   12.63%   4.72%

Index: Russell 2000(R) Growth Index

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results.
The Fund could underperform its peers or lose money if the manager's invest-ment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "small cap" approach carries the risk that in certain markets small cap stocks will underperform mid cap and large cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:    1996**      1997      1998       1999      2000
Net asset value, beginning
 of period                  $ 10.00   $  9.93   $ 11.34   $  12.99  $  19.12
Income from investment
 operations:
 Net investment income
  (loss)                       0.01     (0.02)    (0.05)     (0.21)    (0.02)
 Net realized and
  unrealized gain (loss) on
  investments*                (0.06)     1.44      1.70       9.06     (4.16)
 Total from investment
  operations                  (0.05)     1.42      1.65       8.85     (4.18)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.02)    (0.01)      --         --      (1.35)
 Distributions from net
  realized gain on
  investments sold              --        --        --       (2.72)    (0.12)
 Distributions in excess of
  income, capital paid in &
  gains                         --        --        --         --        --
 Total distributions          (0.02)    (0.01)      --       (2.72)    (1.47)
Net asset value, end of
 period                     $  9.93   $ 11.34   $ 12.99   $  19.12  $  13.47
Total investment return       (0.50)%   14.26%    14.49%     70.38%   (21.43)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $20,633   $48,761   $74,849   $179,570  $234,542
Ratio of expenses to
 average net assets (%)***     1.00%     1.00%     1.00%       0.8%     0.82%
Ratio of net investment
 income (loss) to average
 net assets (%)                0.12%    (0.28)%   (0.65)%    (0.70)    (0.50)%
Turnover rate (%)             50.93%    86.23%   101.16%     113.1%    97.73%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuations in market values of the fund.
**  Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 1.55%, 1.12% and 1.05% for the years ended December 31, 1996, 1997, and 1998, respectively.

International Equity Index Fund

GOAL AND STRATEGY
This is an international stock fund that seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging mar-kets.

The Fund is managed relative to a target mix of 90% in the MSCI EAFE GDP Index and 10% in the MSCI EMF Index. The EAFE GDP Index, known as the Europe Austral-asia and Far East Index, includes foreign companies in developed markets, with country index weights based upon a country's Gross Domestic Product (GDP). The EMF Index, known as the Emerging Markets Free Index, includes foreign companies in emerging markets, with country index weights based upon a country's market capitalization.

The manager employs a passive management strategy using quantitative techniques to invest in a representative sample of stocks in the Index. The manager selects stocks in an attempt to track, as closely as possible, the characteris-tics of the Index, including country and sector weights. The Fund normally invests in 400 to 1,200 stocks.

The Index composition changes from time to time. The manager will reflect those changes as soon as practical.

The Fund is normally fully invested. The manager may invest in stock index futures to maintain market exposure and manage cash flow. Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), iShares SM and other Exchange Traded Funds (ETFs), cash equivalents, and certain derivatives (in-vestments whose value is based on indices or other securities). As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.
Note: "MSCI EAFE GDP Index" and "MSCI EMF Index" are the exclusive property of Morgan Stanley & Co., Incorporated and are registered service marks of Morgan Stanley Capital International.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1986
Managing Fund since May, 1998
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGERS

Bradford S. Greenleaf, CFA
-----------------
Senior Vice President of subadviser
Joined team in 2000
Joined subadviser in 1994
Vice President, Franklin Portfolio Associates, Inc. (1986-1994)

David P. Nolan, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1996
Portfolio manager Boston
International Advisors, Inc. (1989-1996)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years




                                    [GRAPH]

                              1991         23.40%
                              1992         -1.80%
                              1993         32.10%
                              1994         -6.25%
                              1995          8.01%
                              1996          9.19%
                              1997         -5.03%
                              1998         20.82%
                              1999         30.87%
                              2000        -17.42%


Best quarter: up 20.91%, fourth quarter 1998 Worst quarter: down 14.75%, third quarter 1998

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index 1 Index 2**
1 year        -17.42% -15.30%  -16.93%
5 years         6.25%  10.16%    7.81%
10 years        8.21%  10.27%    8.75%
Life of fund    7.29%   9.11%    6.29%

Index 1:  MSCI EAFE GDP Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: MSCI EAFE Index (from inception through April 30, 1998); MSCI EAFE GDP Index (from May 1, 1998 through June 30, 1999); and 90% MSCI EAFE GDP Index/10% MSCI EMF Index (after June 30, 1999)
* Began operations on May 2, 1988.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS
Primary
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.


Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:


 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.
 . The size and timing of the Fund's cash flows may result in the Fund's per-formance being different than that of the Index.


Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Stocks tend to go up and down in value more than bonds. If the Fund's invest-ments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Secondary
Derivatives Risk:  Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997       1998      1999      2000
Net asset value,
 beginning of period       $  15.61  $  16.83   $  15.20  $  15.56  $  19.64
Income from investment
 operations:
 Net investment income
  (loss)                       0.21      0.13       0.23      0.21      0.23
 Net realized and
  unrealized gain (loss)
  on investments*              1.22     (0.97)      2.91      4.51     (3.64)
 Total from investment
  operations                   1.43     (0.84)      3.14      4.72     (3.41)
Less distributions:
 Distributions from net
  investment income and
  capital paid-in             (0.21)    (0.13)     (0.23)    (0.21)    (0.25)
 Distributions from net
  realized gain on
  investments sold              --      (0.66)     (2.55)    (0.38)    (0.59)
 Distributions in excess
  of income, capital paid
  in & gains                    --        --         --      (0.05)      --
 Total distributions          (0.21)    (0.79)     (2.78)    (0.64)    (0.84)
Net asset value, end of
 period                    $  16.83  $  15.20   $  15.56  $  19.64  $  15.39
Total investment return        9.19%    (5.03)%    20.82%    30.87%   (17.42)%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)            $155,753  $152,359   $173,137  $244,017  $195,012
Ratio of expenses to
 average net assets (%)**      0.76%     0.79%      0.56%     0.31%     0.28%
Ratio of net investment
 income (loss) to average
 net assets (%)                1.30%     0.78%      1.45%     1.26%     1.40%
Turnover rate (%)             92.03%    83.13%    158.63%    19.01%    14.86%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.63%, 0.38% and 0.37% for the years ended December 31, 1998, 1999 and 2000, respectively.

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located outside the U.S., pri-marily in developed countries and in emerging markets to a lesser extent.

The manager selects stocks using proprietary fundamental research that identi-fies companies that:

 . are capable of achieving sustainable above-average, long-term earnings growth;

 . are reasonably priced relative to present or anticipated earnings, cash flow, or book value; and

 . have attractive valuations relative to opportunities in large, mid or small cap companies.

The Fund's country and regional exposures are primarily a result of stock selection, although the Fund maintains broad diversification across countries and regions.

The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . attractive business niche;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 15 to 45 countries, with at least 65% of its assets in securities of non-U.S. entities.

The Fund will invest no more than 20% of its assets in emerging market stocks. The Fund normally invests in 150 to 250 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), iSharesSM and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managing Fund since May, 1996
Managed approximately $33 billion in assets at the end of 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                               1997       1.95%
                               1998      15.92%
                               1999      34.01%
                               2000     -16.36%


Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 13.70%, third quarter 1998

Average annual total returns(/1/) -- for periods ending 12/31/2000*

               Fund   Index
1 year        -16.36% -15.09%
Life of fund    7.70%   5.81%

Index:MSCI All Country World Free Index, Excluding U.S.

*Began operations on May 1, 1996.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:         1996**     1997     1998     1999      2000
Net asset value, beginning of
 period                          $ 10.00  $ 10.60  $ 10.63  $ 12.21  $  15.17
Income from investment
 operations:
 Net investment income (loss)       0.07     0.10     0.11     0.10      0.07
 Net realized and unrealized
  gain (loss) on investments*       0.60     0.11     1.57     3.95     (2.57)
 Total from investment
  operations                        0.67     0.21     1.68     4.05     (2.50)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                          (0.07)   (0.10)   (0.10)   (0.11)    (0.15)
 Distributions from net
  realized gain on investments
  sold                               --     (0.08)     --     (0.94)    (0.62)
 Distributions in excess of
  income, capital paid in &
  gains                              --       --       --     (0.04)    (0.05)
 Total distributions               (0.07)   (0.18)   (0.10)   (1.09)    (0.82)
Net asset value, end of period   $ 10.60  $ 10.63  $ 12.21  $ 15.17  $  11.85
Total investment return             6.72%    1.95%   15.92%   34.01%   (16.36)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                        $17,898  $30,631  $64,250  $79,794  $120,034
Ratio of expenses to average
 net assets (%)***                  1.25%    1.22%    1.16%    1.02%     0.93%
Ratio of net investment income
 (loss) to average net assets
 (%)                                0.87%    0.65%    0.89%    0.77%     0.47%
Turnover rate (%)                   5.46%   21.09%   18.67%   34.02%    37.92%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 1996.
 *** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.76%, 1.57%, 1.46%, 1.15% and 1.09% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000 respectively.

International Equity Fund
GOAL AND STRATEGY

This is an international stock fund that seeks long-term capital appreciation.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located primarily in developed countries outside of the U.S.

The manager selects stocks using proprietary equity research that identifies companies having:

 . strong market positions within their industry,

 . management with a history of excellence focusing on core businesses,

 . above average return on capital within their industry, and

 . demonstrated ability to create long-term shareholder value.

The manager determines the allocation among regions and countries using a com-bination of qualitative and quantitative inputs, including:

 . quantitative models to rank the relative attractiveness of each country/region based on valuation, credit risk and momentum, and

 . qualitative assessment of regional portfolio managers to adjust model results.

The Fund's sector exposures are largely the result of stock selection, although the Fund maintains broad sector representation. The Fund is managed using risk control techniques that maintain overall regional diversification. Although the Fund may employ foreign currency hedging techniques, the Fund normally main-tains the currency exposure of the underlying equity investments.

The Fund invests in at least 3 different countries other than the U.S., but normally invests in 10 to 35 countries, with at least 65% of its assets in securities of non-U.S. entities.

The Fund will invest no more than 10% of its assets in emerging market stocks.

The Fund normally invests in 120 to 200 stocks and normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund also may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), iShares SM and other Exchange Traded Funds (ETFs), and certain derivatives (investments whose value is based on indices or other securities). As an example of how deriva-tives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Goldman Sachs Asset Management,
A unit of the Investment Management Division of Goldman, Sachs & Co.
32 Old Slip
New York, New York 10005

Managing since 1988
Managing Fund since August, 1999
Managed approximately $282 billion
in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

Shogo Maeda
-----------------
Managing Director of subadviser
Joined subadviser in 1994
Senior Portfolio Manager at Nomura Investment Management, Inc. (1987-1994)

Susan Noble
-----------------
Managing Director of subadviser
Joined subadviser in 1997
Portfolio Management Director at Fleming Investment Management (1986-1997)

Andrew Orchard
-----------------
Executive Director of subadviser
Joined subadviser in 1999
Portfolio Manager at Morgan Grenfell
Asset Management (1994-1999)

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               2000      -14.37%

Best quarter: up 22.28%, fourth quarter 1999 Worst quarter: down 8.76%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -14.37% -13.96%
Life of fund    3.01%   1.31%

Index:MSCI EAFE Index

*Began operations on August 31, 1999.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements.

Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                     1999**     2000
Net asset value, beginning of period                         $ 10.00  $ 11.95
Income from investment operations
 Net investment income (loss)                                   0.01     0.06
 Net realized and unrealized gain (loss) on investments*        2.12    (1.78)
 Total from investment operations                               2.13    (1.72)
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.01)   (0.04)
 Distributions from net realized gain on investment            (0.17)   (0.30)
 Distributions in excess of income, capital paid in & gains      --     (0.04)
 Total distributions                                           (0.18)   (0.38)
Net asset value, end of period                               $ 11.95  $  9.85
Total investment return                                        21.49%  (14.37)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $12,430  $15,716
Ratio of expenses to average net assets (%)***                  1.10%    1.10%
Ratio of net investment income (loss) to average net assets
 (%)                                                            0.21%    0.53%
Turnover rate (%)                                              26.76%   75.41%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.71% and 1.76% for the years ended December 31, 1999 and 2000, respectively.

Emerging Markets Equity Fund

GOAL AND STRATEGY

This is an emerging markets stock fund that seeks long-term capital apprecia-tion.

The Fund invests primarily in the stocks of companies in countries having econ-omies or markets generally considered by the World Bank or United Nations to be emerging or developing.

The manager's investment approach combines top-down country allocation with bottom-up stock selection. In making country allocation decisions, the manager analyzes the global environment and selects countries with:

 . Improving macroeconomic, political and social trends, and

 . attractive valuation levels.

The manager selects stocks using fundamental proprietary research to identify companies that have:

 . strong earnings growth potential,

 . reasonable valuations, and

 . shareholder-focused management, dominant products, and well established dis-tribution channels.

The Fund normally invests in at least 15 emerging market countries.

The Fund normally invests in 100 to 350 stocks in 15 to 30 countries. The Fund normally has 10% or less of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

Although the Fund may employ foreign currency hedging techniques, the Fund normally maintains the currency exposure of the underlying equity investments.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since August, 1999
Managed approximately $170 billion in assets at the end of 2000


FUND MANAGERS

Robert L. Meyer, CFA
-----------------
Managing Director of subadvisor
Joined subadviser in 1989

Narayan Ramachandran, CFA
-----------------
Managing Director of subadviser
Joined subadviser in 1996

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1999     81.37%
                                2000    -40.11%

Best quarter: up 50.45%, fourth quarter 1999 Worst quarter: down 20.41%, third quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -40.11% -30.61%
Life of fund   -9.21%  -7.14%

Index:MSCI Emerging Markets Free Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, since the Fund invests primarily in emerging market coun-tries, it will have a significantly higher degree of foreign risk than funds that invest primarily in developed or newly- industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "growth" approach carries the risk that in certain markets "growth" stocks will underperform "value" stocks. Also, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the funds perfor-mance. Any turnover rate in excess of 100% is considered relatively high. The Fund's turnover rate could be greater than 100% due to the relatively high vol-atility associated with investing in emerging markets.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                         1998**      1999     2000
Net asset value, beginning of period              $10.00   $  7.09  $ 12.26
Income from investment operations:
 Net investment income (loss)                       0.03      0.03    (0.02)
 Net realized and unrealized gain (loss) on
  investments*                                     (2.91)     5.67    (4.91)
 Total from investment operations                  (2.88)     5.70    (4.93)
Less distributions:
 Distributions from net investment income and
  capital paid in                                  (0.03)    (0.01)   (0.01)
 Distributions from net realized gain on
  investments sold                                   --      (0.10)   (0.62)
 Distributions in excess of income, capital paid
  in & gains                                         --      (0.42)     --
 Total distributions                               (0.03)    (0.53)   (0.63)
Net asset value, end of period                    $ 7.09   $ 12.26  $  6.70
Total investment return***                        (28.87)%   81.37%  (40.11)%
Ratios and supplemental data
Net assets, end of period (000s omitted)          $7,310   $32,596  $31,010
Ratio of expenses to average net assets (%)****     1.55%     1.39%    1.32%
Ratio of net investment income (loss) to average
 net assets (%)                                     0.51%     0.19%   (0.28)%
Turnover rate (%)                                  53.95%   196.32%  103.90%

   * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
  ** Fund began operations on May 1, 1998.
 *** Includes the effect of a voluntary capital contribution from John Hancock of $32 per share for the year ended 1999. The Total Investment Return without the capital contribution would have been 79.02% for the year ended 1999.
**** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.69%, 3.44% and 2.49% for the years ended December 31, 1998, 1999 and 2000, respectively.

Real Estate Equity Fund
GOAL AND STRATEGY

This is a non-diversified real estate stock fund that seeks above-average income and long-term capital appreciation.

The Fund invests primarily in:

 . equity securities of real estate investment trusts (REITs) that own commer-cial and multi-family residential real estate; and

 . equity securities of real estate operating companies.

The Fund invests mostly in stocks of U.S. companies but also invests to a lim-ited extent in foreign stocks.

The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about June 30, 2000, the assets of the Fund were evenly divided between the subadvisers. All subsequent investments in and redemptions from the Fund will be evenly divided between the subadvisers. These allocation methodologies may change in the future.

Independence Investment LLC ("Independence") selects real estate stocks using a combination of proprietary, equity research and quantitative tools. Real estate stocks are purchased that are undervalued relative to the stock's his-tory and the market and have improving earnings growth prospects.

Independence seeks to maintain risk, style and sector characteristics similar to the public equity real estate market. Independence will normally invest in 30 to 60 stocks in its portion of the Fund.

Morgan Stanley Dean Witter Investment Management Inc. ("MSDW") selects real estate stocks using a combination of:

 . top-down, market overview to identify undervalued property sectors and geo-graphic regions; and

 . proprietary, fundamental equity research to select companies that are attrac-tively priced relative to the value of their underlying real estate assets.

MSDW seeks to maintain broad exposure to key property sectors (i.e., apart-ments, retail and office/industrial). MSDW will normally invest in 30 to 50 stocks in its portion of the Fund.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. Each portion of the Fund normally has at least 65% (usually higher) of its assets invested in real estate equity securities and 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs).

Each portion of the Fund also may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, equity securities of non-real estate busi-nesses whose real estate holdings are significant in relation to their market capitalization, and certain derivatives (investments whose value is based on indices and other securities).

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1988
Managed approximately $25 billion in assets at the end of 2000

Fund Managers

John F. DeSantis
-----------------
Executive Vice President of subadviser
Managed fund since 1999
Joined subadviser in 1982

Thomas D. Spicer
-----------------
Vice President of subadviser
Managed fund since 1999
Joined team in 1996
Joined subadviser in 1991

SUBADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Managing since 1975
Managing Fund since June, 2000
Managed approximately $170 billion in assets at the end of 2000

Fund Managers

Theodore R. Bigman
-----------------
Managing Director, Global Real Estate, of subadviser
Joined subadviser in 1995

Douglas A. Funke
-----------------
Principal of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1991      33.50%
                               1992      16.00%
                               1993      17.29%
                               1994       2.86%
                               1995      12.31%
                               1996      33.07%
                               1997      17.22%
                               1998     -16.71%
                               1999      -1.69%
                               2000      31.29%

Best quarter: up 25.82%, first quarter 1991 Worst quarter: down 17.37%, third quarter 1990

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        31.29% 30.74%
5 years       10.89% 11.38%
10 years      13.41% 11.39%
Life of fund   9.41%  6.39%

Index: Wilshire Real Estate Securities Index
*Began operations on May 16, 1988.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rela-tive to funds that invest broadly across different sectors of the stock market.

Real Estate Securities Risk: Real estate investment trusts (REITs) or other real estate-related equity securities may be affected by changes in the value of the underlying property owned by the trust. Mortgage REITs may be affected by the quality of any credit extended. Other potential risks include the possi-bility of a REIT failing to qualify for tax-free pass-through of income under the Internal Revenue Code or failing to maintain exemption under the Investment Company Act of 1940.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Interest Rate Risk: The Fund is subject to interest rate risk, which is the possibility that changes in interest rates could hurt REIT performance. In gen-eral, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and dif-ficult to obtain.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated):
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:      1996      1997      1998       1999       2000
Net asset value,
 beginning of period       $  11.70  $  14.64  $  15.91   $  12.46   $  11.47
Income from investment
 operations:
 Net investment income
  (loss)                       0.76      0.77      0.77       0.78       0.76
 Net realized and
  unrealized gain (loss)
  on investments*              2.97      1.68     (3.38)     (0.99)      2.73
 Total from investment
  operations                   3.73      2.45     (2.61)     (0.21)      3.49
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.76)    (0.77)    (0.70)     (0.78)     (1.06)
 Distributions from net
  realized gain on
  investments sold            (0.03)    (0.41)    (0.14)       --       (0.06)
 Distributions in excess
  of income, capital paid
  in & gains                    --        --        --         --       (0.17)
 Total distributions          (0.79)    (1.18)    (0.84)     (0.78)     (1.29)
Net asset value, end of
 period                    $  14.64  $  15.91  $  12.46   $  11.47   $  13.67
Total investment return       33.07%    17.22%   (16.71)%    (1.69)%    31.29%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)         $151,105  $204,131  $152,789   $126,214   $158,811
Ratio of expenses to
 average net assets (%)        0.69%     0.69%     0.69%      0.70%      0.76%
Ratio of net investment
 income (loss) to average
 net assets (%)                6.14%     5.12%     5.48%      6.38%      5.99%
Turnover rate (%)             18.37%    20.04%    22.69%     12.95%     58.81%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chase and withdrawals of shares in relation to the fluctuation in market val-ues of the fund.

Health Sciences Fund
GOAL AND STRATEGY

This is a non-diversified speciality health sciences stock fund with a growth emphasis that seeks long-term capital appreciation.

The Fund invests primarily in the common stocks of companies in the health sci-ences industries, including pharmaceutical, health-care services, applied research and development, biotechnology, and medical technology, equipment and supplies industries. The Fund invests mostly in stocks of U.S. companies but also invests to a limited extent in foreign stocks.

The manager selects health sciences and related stocks using proprietary funda-mental equity research and a systematic screening approach. The manager screens the universe for stocks that meet minimum size and earnings growth criteria. The manager employs a proprietary quantitative model to rank stocks based on:
 . fundamental catalyst (such as earnings surprise and momentum);
 . valuation (such as price-to-sales); and . financial strength (such as superior cash flow).

The manager uses fundamental equity research with a health sciences team and global equity research team to identify companies with:
 . strong and innovative management teams;
 . opportunities for above-average growth within its industry;
 . strong competitive positioning relative to peers and suppliers;
 . sufficient financial strength to grow business; and . reasonable valuations relative to earnings expectations.

The manager uses risk management tools and qualitative judgement to determine the Fund's industry and stock specific weightings. The Fund normally invests in 75 to 120 stocks. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S. dollars or any other currency, certain derivatives (investments whose value is based on indi-ces or other securities) and companies with the potential for growth as a result of their particular products, technology, patents or other market advan-tages in the health-sciences industries. As an example of how derivatives may be used, the Fund may invest in stock index futures to manage cash flow.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

Managing since 1937
Managing Fund since May, 2001
Managed approximately $370 billion in assets at the end of 2000

Fund Managers

Management by investment team overseen by:
Richard England, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1992

PAST PERFORMANCE

This is a new Fund. It was not in operation as of December 31, 2000.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.
Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.
Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile rel-ative to funds that invest broadly across different sectors of the stock mar-ket.
Health Sciences and Related Securities Risk: Health sciences and related equity securities may be affected by changes in the regulatory and competitive environment for health sciences industries and in state and federal government policies relating to the funding of health care services. Other risks include (i) the possibility that regulatory approval may not be granted for new drugs or other products,
(ii) lawsuits against health care companies related to product or service lia-bility issues, and (iii) technological advances that make existing health care products and services obsolete.


Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a spe-cific security's poor performance will hurt the fund significantly.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--This is a new Fund. It was not in operation as of December 31, 2000.

Managed Fund

GOAL AND STRATEGY
This is a non-diversified balanced stock and bond fund that seeks income and long-term capital appreciation.
The Fund invests primarily in a diversified mix of:
 . common stocks of large and mid sized U.S. companies, and . bonds with an overall intermediate term average maturity.

The Fund employs two subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. On or about Novem-ber 1, 2000, the assets of the Fund were allocated between the two subadvisers with Capital Guardian receiving $500 million (approximately 16% of the Fund's assets as of October 31, 2000) and Independence the remainder. All subsequent investments in the Fund will be allocated equally between the two subadvisers, while redemptions will be allocated on an asset-weighted basis. These alloca-tion methodologies may change in the future.

Independence Investment LLC ("Independence") selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are pur-chased that are undervalued relative to the stock's history and have improving earnings growth prospects. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors. Independence seeks to maintain risk and sector characteristics of the Fund similar to those of the overall equity market.

Independence's portion of the Fund has a target mix of 60% equities and 40% bonds, but Independence actively manages the mix within +/- 10 percentage points of the target mix. Independence normally invests its equity portion in 80 to 160 stocks, with at least 65% (usually higher) in large cap companies. Independence may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

Capital Guardian Trust Company ("Capital Guardian") selects stocks and bonds using proprietary fundamental research that focuses on identifying securities that are believed to be undervalued (i.e., with current prices below long-term value).

Capital Guardian's portion of the Fund has a target mix of 70% equities and 30% bonds, but Capital Guardian actively manages the mix within +/- 15 percentage points of the target mix.

Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Capital Guardian's strategy is normally broadly diversified since its exposures reflect the aggregate decisions of the multiple portfolio managers and research analysts.

Capital Guardian's equity sector exposures are a result of stock selection as opposed to prede termined allocations. Capital Guardian normally invests its equity portion in 75 to 150 stocks, with at least 65% (usually higher) in large and mid cap companies. Capital Guardian may invest up to 30% of its bond assets in high yield and foreign bonds (denominated in foreign currencies).

The Fund is "non-diversified," which means that it can take larger positions in individual issuers.

Each portion of the Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. Each portion of the Fund may invest in initial public offerings (IPOs). Each portion of the Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). Each portion of the Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity and to implement foreign currency strategies.

In abnormal market conditions, each portion of the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER
Independence Investment LLC
53 State Street
Boston, Massachusetts 02109
Owned by John Hancock
Managing since 1982
Managing Fund and its predecessor since March, 1986
Managed approximately $25 billion in assets at the end of 2000
FUND MANAGERS
Management by investment team overseen by:
John C. Forelli (equity)
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1990
Jay C. Leu, CFA (fixed income)
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadvisor in 1997
Portfolio Manager, Pacific Capital Asset Management (1995-1997)
SUBADVISER
Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071
Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000
FUND MANAGERS
Equity
Managed by team of 23 research analysts
Average of 10 years with Capital Guardian
Average of 14 years industry experience
Fixed Income
Team managed by 3 portfolio managers
Average of 15 years with Capital Guardian
Average of 18 years industry experience
See Appendix A for more details
PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1991         22.00%
                              1992          7.70%
                              1993         11.60%
                              1994         -2.23%
                              1995         27.09%
                              1996         10.72%
                              1997         18.72%
                              1998         20.42%
                              1999          9.10%
                              2000          0.03%

Best quarter: up 14.77%, fourth quarter 1998 Worst quarter: down 7.22%, third quarter 1998

Average annual total return -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2 Index 3**
1 year         0.03%  -9.11%  11.63%  -0.99%
5 years       11.55%  18.35%   6.46%  12.96%
10 years      12.15%  17.46%   7.96%  13.02%
Life of fund  11.57%  15.26%   8.16%  12.09%

Index 1: S&P 500 Index
Index 2:Lehman Brothers Aggregate Bond Index
Index 3:A composite index combining the performance of the following indices over the periods indicated: 50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index (from inception through December, 1997) and 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (after December, 1997)
* Began operations on March 29, 1986.
**John Hancock believes Index 3 is a more suitable index against which to meas-ure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that in certain markets large/mid cap stocks will underperform small cap stocks.


Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.


Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the Fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.


Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.


High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.


Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary


Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.


Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December
 31:                           1996        1997        1998        1999        2000
Net asset value,
 beginning of period         $13.73      $13.35      $14.35      $15.64  $    15.45
Income from investment
 operations:
 Net investment income
  (loss)                       0.61        0.59        0.46        0.44        0.44
 Net realized and
  unrealized gain (loss)
  on investments*              0.81        1.86        2.43        0.94       (0.45)
 Total from investment
  operations                   1.42        2.45        2.89        1.38       (0.01)
Less distributions:
 Distributions from net
  investment income and
  capital paid in             (0.61)      (0.67)      (0.51)      (0.43)      (0.44)
 Distributions from net
  realized gain on
  investments sold            (1.19)      (0.78)      (1.09)      (1.14)      (1.18)
 Distributions in excess
  of income, capital
  paid in & gains               --          --          --          --          --
 Total distributions          (1.80)      (1.45)      (1.60)      (1.57)      (1.62)
Net asset value, end of
 period                      $13.35      $14.35      $15.64      $15.45  $    13.82
Total investment return       10.72%      18.72%      20.42%       9.10%       0.03%
Ratios and supplemental
 data
Net assets, end of
 period (000s
 omitted)($)             $2,386,660  $2,800,127  $3,301,910  $3,430,919  $2,995,794
Ratio of expenses to
 average net assets (%)        0.36%       0.37%       0.36%       0.36%       0.46%
Ratio of net investment
 income (loss) to
 average net assets (%)        4.41%       4.18%       2.99%       2.75%       2.86%
Turnover rate (%)            113.61%     200.41%     160.57%     203.86%     199.27%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Aggressive Balanced Fund

GOAL AND STRATEGY

This is a balanced stock and bond fund that seeks income and long-term capital appreciation.

The Fund invests primarily in a diversified mix of:

 . common stocks of large established U.S. companies, and

 . bonds with an overall intermediate term average maturity.

The manager makes ongoing decisions about the mix among stocks and bonds. The manager has a target mix of 75% in equities and 25% in bonds, but actively man-ages the mix within +/-10 percentage points of the target mix.

The manager selects stocks and bonds using a combination of proprietary research and quantitative tools. Stocks are purchased that are undervalued rel-ative to the stock's history and have improving earnings growth prospects. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors. The manager seeks to maintain risk and sector character-istics similar to the overall equity market.

The Fund normally invests its equity portion in 80 to 160 stocks, with at least 65% (usually higher) of its equity assets in large cap companies. The Fund may invest up to 30% of its bond assets in high yield and foreign bonds (denomi-nated in foreign currencies). The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial pub-lic offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: U.S. dollar denominated foreign securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures and forwards, to adjust the Fund's average maturity and to implement currency strategies.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------

SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since August, 1999
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGERS
Management by investment team overseen by:

John C. Forelli
(equity)
-----------------
Senior Vice President of subadviser
Joined team in 1996
Joined subadviser in 1990

Jay C. Leu, CFA
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadvisor in 1997
Portfolio Manager, Pacific Capital Asset
Management (1995-1997)

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the vari-able contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                              2000         -1.53%

Best quarter: up 8.94%, fourth quarter 1999 Worst quarter: down 3.16%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2 Index 3**
1 year        -1.53%  -9.11%  11.63%  -4.07%
Life of fund   4.06%   1.17%   9.45%   3.44%

Index 1:S&P 500 Index
Index 2:Lehman Brothers Aggregate Bond Index
Index 3:75% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index
*   Began operations on August 31, 1999.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's investment strategy.

MAIN RISKS
Primary


Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.


Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.


Market Allocation Risk: The allocation of the Fund's assets among major asset classes (i.e., stocks, bonds, and short-term debt securities) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's holdings in a class just prior to its experiencing a loss of value.


Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large cap" approach carries the risk that in certain markets large cap stocks will underperform mid cap and small cap stocks.


Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.


Credit Risk: An issuer of a bond held by the Fund may default on its obliga-tion to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general low-er-rated bonds have higher credit risk.


Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.


High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.


Prepayment/Call Risk: The Fund's share price or yield could be hurt if inter-est rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.


Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.


Secondary


Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk.


Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct investments. Also, in a down market, deriva-tives could become harder to value or sell at a fair price.


Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                                     1999**     2000
Net asset value, beginning of period                         $ 10.00  $ 10.62
Income from investment operations:
 Net investment income (loss)                                   0.06     0.19
 Net realized and unrealized gain (loss) on investments*        0.64    (0.35)
 Total from investment operations                               0.70    (0.16)
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.05)   (0.19)
 Distributions from net realized gain on investments sold      (0.03)   (0.02)
 Distributions in excess of income, capital paid in & gains      --     (0.01)
 Total distributions                                           (0.08)   (0.22)
Net asset value, end of period                               $ 10.62  $ 10.24
Total investment return                                         7.09%   (1.53)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $11,883  $20,941
Ratio of expenses to average net assets (%)***                  0.78%    0.78%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.68%    1.87%
Turnover rate (%)                                              70.28%  164.89%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on August 31, 1999.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.96% and 0.89% for the years ended December 31, 1999 and 2000, respectively.

Global Balanced Fund

GOAL AND STRATEGY
This is a non-diversified global balanced stock and bond fund that seeks income and long-term capital appreciation. The Fund invests primarily in a mix of:
 . U.S. and foreign common stocks of large and mid sized companies within devel-
  oped markets; and
 . U.S. and foreign bonds with an overall intermediate term average maturity. The Fund has a target mix of 60% stocks and 40% bonds, but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.
The Fund invests in at least 3 different countries, but normally in 15 to 45 countries.
Capital Guardian uses a multiple portfolio manager system in which the stock and bond portions of the Fund are each managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, cur-rency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio managers and research analysts managing the Fund.
The managers make ongoing decisions regarding the Fund's country, currency, sector and individual security exposures. Each manager selects stocks and bonds using proprietary fundamental research that focuses on indentifying securities that are believed to be undervalued (i.e., with current prices below long-term value).
The Fund is "non-diversified", which means that it can take larger positions in individual issuers. However, the Fund normally invests in 125 to 250 stocks within the equity portion. The Fund may invest:
 .  no more than 10% of its equity assets in emerging market stocks; and
 . no more than 15% of its bond assets in high yield and emerging market bonds. The bond portion of the Fund normally has an average credit rating of "A" or higher. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may purchase other types of securities that are not primary investment vehicles, for example: American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), high yield debt securi-ties, and certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity and to implement foreign currency strate-gies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates. In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS
Team managed by 14 Portfolio Managers
Average 17 years with Capital Guardian
Average 21 years industry experience
See Appendix A for more details

PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1997         2.65%
                              1998        17.99%
                              1999         5.11%
                              2000        -9.08%


Best quarter: up 13.06%, fourth quarter 1998 Worst quarter: down 4.49%, fourth quarter 1997

Average annual total returns -- for periods ending 12/31/2000*

                Fund Index 1  Index 2 Index 3**
1 year        -9.08% -12.92%   1.59%   -9.14%
Life of fund   4.63%  11.93%   3.83%    5.69%

Index 1: MSCI World Index
Index 2:  Salomon Brothers World Government Bond Index, Unhedged
Index 3: A composite index combining the performance of the following indices over the periods indicated: 65% MSCI World Index (Ex US)/35% Salomon Brothers Non-US Government Bond Index, Unhedged (from inception through April, 2000); 65% MSCI World Index/35% Salomon Brothers World Government Bond Index, Unhedged (from May, 2000 through October, 2000); and 60% MSCI World Index/40% Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
* Began operations on May 1, 1996.
** John Hancock believes Index 3 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.
Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Market Allocation Risk: The allocation of the Fund's assets between the major asset classes (i.e., stocks and bonds) may (1) reduce the Fund's holdings in a class whose value then increases unexpectedly, or (2) increase the Fund's hold-ings in a class just prior to its experiencing a loss of value.
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
Investment Category Risk: The returns of the Fund's specific equity investment category may lag the returns of the overall stock market. For example, the Fund's "large/mid cap" approach carries the risk that large/mid cap stocks will underperform small cap stocks.
Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.
Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized compa-nies may be subject to more erratic price movements than investment in large established companies.
High Yield Bond Risk. Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.
Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
Turnover Risk. In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.
Secondary
Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:          1996**     1997     1998     1999     2000
Net asset value, beginning of
 period                           $ 10.00  $ 10.39  $ 10.11  $ 11.12  $ 10.71
Income from investment
 operations:
 Net investment income (loss)        0.24     0.33     0.34     0.29     0.23
 Net realized and unrealized
  gain (loss) on investments*        0.41    (0.05)    1.44     0.25    (1.20)
 Total from investment
  operations                         0.65     0.28     1.78     0.54    (0.97)
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.24)   (0.34)   (0.35)   (0.35)   (0.36)
 Distributions from net realized
  gain on investments sold          (0.02)   (0.22)   (0.42)   (0.44)   (0.01)
 Distributions in excess of
  income, capital paid in & gain      --       --       --     (0.16)   (0.10)
 Total distributions                (0.26)   (0.56)   (0.77)   (0.95)   (0.47)
Net asset value, end of period    $ 10.39  $ 10.11  $ 11.12  $ 10.71  $  9.27
Total investment return              6.73%    2.65%   17.99%    5.11%   (9.08)%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                      $24,098  $25,420  $30,416  $31,577  $28,527
Ratio of expenses to average net
 assets (%)***                       1.10%    1.10%    1.10%    1.00%    0.98%
Ratio of net investment income
 (loss) to average net assets
 (%)                                 3.59%    3.18%    3.20%    2.73%    2.32%
Turnover rate (%)                   22.21%   81.04%  103.55%  131.21%  171.38%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44%, 1.56%, 1.82%, 1.31% and 1.27% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Short-Term Bond Fund

GOAL AND STRATEGY

This is a short-term bond fund of medium credit quality that seeks high income.

The Fund primarily invests in a diversified mix of short-term debt securities including:

 . U.S. Treasury and Agency securities;

 . U.S. corporate bonds;

 . foreign corporate bonds (if dollar-denominated);

 . foreign government and agency securities (if dollar denominated); and

 . mortgage-and asset-backed securities.

The manager selects bonds using a combination of proprietary research and quan-titative tools. Bonds are purchased that are attractively priced based upon market fundamentals and technical factors.

The Fund normally has:

 . an average maturity between one and three and a half years;

 . no more than 15% of its assets in high yield bonds;

 . an average credit quality rating of "A" or higher; and

 . 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indexes or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

Owned by John Hancock
Managing since 1982
Managing Fund since May, 1994
Managed approximately $25 billion in assets at the end of 2000

FUND MANAGER

Jay C. Leu, CFA
-----------------
Senior Vice President of subadviser
Joined team in 1998
Joined subadviser in 1997
Portfolio Manager, Pacific Capital Asset Management (1995-1997)

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                              1995        11.49%
                              1996         3.61%
                              1997         6.41%
                              1998         5.82%
                              1999         2.96%
                              2000         7.98%


Best quarter: up 3.87%, second quarter 1995 Worst quarter: down 0.42%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

              Fund  Index 1 Index 2**
1 year        7.98%  8.07%    7.93%
5 year        5.34%  5.99%    6.01%
Life of fund  5.74%  6.33%    6.54%

Index 1: Lehman Brothers 1-3 Year Government/Credit Bond Index
Index 2: A composite index combining the performance of the following indices over the periods indicated: Merrill Lynch 1-5 Year U.S. Government Bond Index (from inception through April, 1998) and 65% Lehman Brothers 1-3 Year Credit Bond Index/35% Lehman Brothers 1-3 Year Government Bond Index (after April,
1998)
*Began operations on May 1, 1994.
** John Hancock believes Index 2 is a more suitable index against which to measure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.
Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:             1996     1997     1998     1999     2000
Net asset value, beginning of
 period                            $ 10.23  $ 10.05  $ 10.08  $ 10.05  $  9.72
Income from investment
 operations:
 Net investment income (loss)         0.54     0.59     0.61     0.61     0.61
 Net realized and unrealized gain
  (loss) on investments*             (0.18)    0.03    (0.03)   (0.33)    0.14
 Total from investment operations     0.36     0.62    (0.58)    0.28     0.75
Less distributions:
 Distributions from net
  investment income and capital
  paid in                            (0.54)   (0.59)   (0.61)   (0.61)   (0.61)
 Distributions from net realized
  gain on investments sold             --       --       --       --       --
 Distributions in excess of
  income, capital paid in & gains      --       --       --       --       --
 Total distributions                 (0.54)   (0.59)   (0.61)   (0.61)   (0.61)
Net asset value, end of period     $ 10.05  $ 10.08  $ 10.05  $  9.72  $  9.86
Total investment return               3.61%    6.41%    5.82%    2.96%    7.98%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)                          $58,676  $51,120  $77,194  $68,844  $80,109
Ratio of expenses to average net
 assets (%)**                         0.75%    0.57%    0.53%    0.43%    0.36%
Ratio of net investment income
 (loss) to average net assets (%)     5.66%    5.67%    6.17%    6.25%    6.27%
Turnover rate (%)                    20.68%  108.29%  184.50%  100.04%   45.27%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
** Expense ratio is net of expense reimbursement. Had such reimbursement not been made, the expense ratio would have been 0.79% for the year ended Decem-ber 31, 1996.

Bond Index Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of high and medium credit quality that seeks to track the performance of the Lehman Brothers Aggregate Bond Index, which broadly represents the U.S. investment grade bond market.

The manager employs a passive management strategy using quantitative techniques to select individual securities that provide a representative sample of the securities in the Index.

The Index consists of dollar denominated, fixed rate, investment grade debt securities with maturities generally greater than one year and outstanding par values of at least $150 million including:

 . U.S. Treasury and agency securities;

 . mortgage-backed and asset-backed securities;

 . corporate bonds, issued by both U.S. and foreign companies; and

 . foreign government and agency securities.

The manager selects securities to match, as closely as practicable, the Index's duration, cash flow, sector, credit quality, callability, and other key perfor-mance characteristics.
The Index composition may change from time to time. The manager will reflect those changes as soon as practicable. The Fund may hold some cash and cash equivalents, but is normally fully invested.
--------------------------------------------------------------------------------
SUBADVISER

Mellon Bond Associates, LLP
One Mellon Center
Pittsburgh, Pennsylvania 15258

Managing since 1986
Managing Fund since May, 1998
Managed approximately $58 billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

Gregory D. Curran, CFA
-----------------
Senior Vice President of subadviser
Joined subadviser in 1995
Began career in 1986
Vice President of Salomon Brothers (1986-1995)
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                             1999          -2.57%
                             2000          11.81%


Best quarter: up 5.35%, Fourth quarter 1998 Worst quarter: down 1.27%, first quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        11.81% 11.84%
Life of fund   5.98%  6.20%

Index: Lehman Brothers Government/Credit Bond Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

Index Management Risk: Certain factors such as the following may cause the Fund to track the Index less closely:

 . The securities selected by the manager may not be fully representative of the Index.

 . Transaction expenses of the Fund may result in the Fund's performance being different than that of the Index.

 . The size and timing of the Fund's cash flows may result in the Fund's perfor-mance being different than that of the Index.

Also, index funds like this one will have more difficulty in taking defensive positions in abnormal market conditions.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                          1998**     1999      2000
Net asset value, beginning of period              $ 10.00  $ 10.19   $  9.32
Income from investment operations:
 Net investment income (loss)                        0.42     0.63      0.62
 Net realized and unrealized gain (loss) on
  investments*                                       0.29    (0.89)     0.43
 Total from investment operations                    0.71    (0.26)     1.05
Less distributions:
 Distributions from net investment income and
  capital paid in                                   (0.42)   (0.61)    (0.63)
 Distributions from net realized gain on
  investments sold                                  (0.10)     --        --
 Distributions in excess of income, capital paid
  in & gains                                          --       --        --
 Total distributions                                (0.52)   (0.61)    (0.63)
Net asset value, end of period                    $ 10.19  $  9.32   $  9.74
Total investment return                              7.20%   (2.57)%   11.81%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $28,001  $38,436   $64,768
Ratio of expenses to average net assets (%)***       0.40%    0.29%     0.25%
Ratio of net investment income (loss) to average
 net assets (%)                                      6.17%    6.56%     6.80%
Turnover rate (%)                                   21.09%   17.06%    33.14%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.71%, 0.35% and 0.27% for the years ended December 31, 1998, 1999 and 2000, respectively.

Active Bond Fund

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a diversified mix of debt securities including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities (if dollar-denominated);

 . corporate bonds, both U.S. and foreign (if dollar-denominated); and

 . mortgage-backed and asset-backed securities.

The manager normally invests:

 . mostly in investment grade debt securities; and

 . no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents. The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 1995
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGER

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Managed fund since 1995
Associated with subadviser since 1985
Began career in 1977

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                             1991          16.70%
                             1992           7.70%
                             1993          10.80%
                             1994          -2.57%
                             1995          19.55%
                             1996           4.10%
                             1997          10.11%
                             1998           8.23%
                             1999          -0.94%
                             2000          10.45%


Best quarter: up 7.14%, second quarter 1989 Worst quarter: down 2.51%, first quarter 1994

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index
1 year        10.45% 11.63%
5 years        6.30%  6.46%
10 years       8.20%  7.96%
Life of fund   8.04%  8.16%

Index: Lehman Brothers Aggregate Bond Index

*Began operations on March 29, 1986.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.
High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:       1996      1997      1998      1999       2000
Net asset value, beginning
 of period                  $  10.13  $   9.77  $   9.95     $9.92   $   9.12
Income from investment
 operations:
 Net investment income
  (loss)                        0.69      0.71      0.69      0.67       0.64
 Net realized and
  unrealized gain (loss) on
  investments*                 (0.31)     0.24      0.11     (0.76)      0.28
 Total from investment
  operations                    0.38      0.95      0.80     (0.09)      0.92
Less distributions:
 Distributions from net
  investment income and
  capital paid in              (0.69)    (0.71)    (0.69)    (0.71)     (0.60)
 Distributions from net
  realized gain on
  investments sold             (0.05)    (0.06)    (0.14)      --         --
 Distributions in excess of
  income, capital paid in &
  gains                          --        --        --        --         --
 Total distributions           (0.74)    (0.77)    (0.83)    (0.71)     (0.60)
Net asset value, end of
 period                     $   9.77  $   9.95  $   9.92  $   9.12   $   9.44
Total investment return         4.10%    10.11%     8.23%    (0.94)%    10.45%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $726,111  $803,770  $907,121  $850,286   $842,299
Ratio of expenses to
 average net assets (%)         0.29%     0.31%     0.29%     0.28%      0.41%
Ratio of net investment
 income (loss) to average
 net assets (%)                 7.07%     7.18%     6.84%     6.97%      6.98%
Turnover rate (%)             119.12%   138.29%   228.74%   182.90%    164.34%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Active Bond II Fund
(Formerly Core Bond Fund)

GOAL AND STRATEGY

This is an intermediate term bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a diversified mix of debt securities including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities (if dollar-denominated);

 . corporate bonds, both U.S. and foreign (if dollar-denominated); and

 . mortgage-backed and asset-backed securities.

The manager normally invests:

 . mostly in investment grade debt securities; and

 . no more than 25% of the Fund's assets in high yield bonds.

The manager seeks to identify specific bond sectors, industries and specific bonds that are attractively priced. The manager tries to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months. The manager uses proprietary research to identify securities that are undervalued.

The manager evaluates bonds of all quality levels and maturities from many dif-ferent issuers. The Fund normally has an average credit rating of "A" or high-er.

The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: emerging market debt securities, and certain derivatives (investments whose value is based on indices or other securities). The manager actively uses derivatives, such as futures, to adjust the Fund's average matu-rity and seeks to keep the Fund's interest rate sensitivity in line with the overall market.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since January, 2001
Managed approximately $32 billion in assets at the end of 2000

FUND MANAGER

James K. Ho, CFA
-----------------
Executive Vice President of subadviser
Associated with subadviser since 1985
Began career in 1977


PAST PERFORMANCE

Because this Fund did not have a full year of operations as of December 31, 2000, no year-by-year total returns or average annual total returns can be shown for this Fund.

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

High Yield Bond Risk: Junk bonds, defined as bond securities rated below BBB- /Baa3, may be subject to more volatile or erratic price movements due to investor sentiment. In a down market, these high yield securities become harder to value or to sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Nor-mally, the Fund's turnover rate will be greater than 100%.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Active Bond II Fund (Formerly Core Bond Fund)--Period ended Decmeber
 31:                                                                  2000**
Net asset value, beginning of period                                  $10.00
Income from investment operations:
 Net investment income (loss)                                           0.32
 Net realized and unrealized gain (loss) on investments*                0.37
 Total from investment operations                                       0.69
Less distributions:
 Distributions from net investment income and capital paid in          (0.31)
 Distributions from net realized gain on investments sold              (0.05)
 Distributions in excess of income, capital paid in & gains              --
 Total distributions                                                   (0.36)
Net asset value, end of period                                        $10.33
Total investment return                                                 7.00%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                           $5,428
Ratio of expenses to average net assets (%)                             0.75%
Ratio of net investment income (loss) to average net assets (%)        16.09%
Turnover rate (%)                                                     131.71%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**  Fund began operations June 30, 2000.

High Yield Bond Fund

GOAL AND STRATEGY

This is a high yield bond fund that seeks high income and capital appreciation.

The Fund invests primarily in a diversified mix of high yield debt securities, commonly referred to as "junk bonds" (rated BB+/Ba1 or lower and their unrated equivalents), including:

 . corporate bonds, both U.S. and foreign (if dollar-denominated);

 . foreign government and agency securities (if dollar-denominated);

 . preferred stocks; and

 . convertible securities (convertible into common stocks or other equity inter-ests).

The manager will invest no more than 15% of the Fund's assets in emerging mar-ket countries (with below investment-grade sovereign debt). The Fund normally has 10% or less of its assets in cash and cash equivalents.

The manager seeks to purchase bonds with stable or improving credit quality before the market widely perceives the improvement. Purchase and sale decisions are primarily based upon the investment merits of the particular security.

The manager selects bonds using proprietary research, including:

 . quantitative analysis of historical financial data;

 . qualitative analysis of a company's future prospects; and

 . economic and industry analysis.

The Fund's average maturity depends on security selection decisions rather than interest rate decisions.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: equity securities, high quality debt securities (short-term and otherwise), foreign debt securities denominated in U.S. dollars or any other currency, and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 1998
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGER

Richard T. Crawford
-----------------
Vice President of subadviser
Joined subadviser in 1994
Began career in 1991

Manager draws upon the other members of the High Yield team, including:

Earl E. McEvoy
-----------------
Partner of subadviser
Joined subadviser in 1978
Began career in 1972

Catherine A. Smith
-----------------
Partner of subadviser
Joined subadviser in 1985
Began career in 1983

PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar year


                                    [GRAPH]

                               1999        5.13%
                               2000      -10.18%


Best quarter: up 4.55%, fourth quarter 1998 Worst quarter: down 8.80%, fourth quarter 2000

Average annual total returns -- for periods ending 12/31/2000*

               Fund   Index
1 year        -10.81% -5.86%
Life of fund   -3.48% -2.05%

Index:Lehman Brothers High-yield Bond Index

*Began operations on May 1, 1998.

MAIN RISKS

Primary

High Yield Bond Risk: High yield or junk bonds, defined as bond securities rated below BBB-/Baa3, may be subject to more volatile or erratic price move-ments due to investor sentiment. In a down market, these high yield securities may become harder to value or to sell at a fair price.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Fund would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Secondary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                          1998**      1999     2000
Net asset value, beginning of period              $ 10.00   $  9.23  $  8.99
Income from investment operations:
 Net investment income (loss)                        0.46      0.72     0.73
 Net realized and unrealized gain (loss) on
  investments*                                      (0.76)    (0.26)   (1.65)
 Total from investment operations                   (0.30)     0.46    (0.92)
Less distributions:
 Distributions from net investment income and
  capital paid in                                   (0.46)    (0.70)   (0.74)
 Distributions from net realized gain on
  investments sold                                  (0.01)      --       --
 Distributions in excess of income, capital paid
  in & gains                                          --        --       --
 Total distributions                                (0.47)    (0.70)   (0.74)
Net asset value, end of period                    $  9.23   $  8.99  $  7.33
Total investment return                             (2.98)%    5.13%  (10.81)%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)       $14,789   $19,921  $25,978
Ratio of expenses to average net assets (%)***       0.90%     0.80%    0.75%
Ratio of net investment income (loss) to average
 net assets (%)                                      7.43%     7.94%    8.88%
Turnover rate (%)                                   17.67%    38.62%   21.94%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.03%, 1.04% and 0.87% for the years ended December 31, 1998, 1999 and 2000, respectively.

Global Bond Fund

GOAL AND STRATEGY

This is an intermediate term, non-diversified global bond fund of medium credit quality that seeks income and capital appreciation.

The Fund primarily invests in a broad mix of debt securities throughout the world including:

 . U.S. Treasury and agency securities;

 . foreign government and agency securities;

 . supranational securities (such as the World Bank);

 . corporate bonds, both U.S. and foreign; and

 . mortgage-backed and asset-backed securities.

The Fund has a target mix of 25% U.S. bonds and 75% non-U.S. bonds (denominated in foreign currencies), but the manager actively manages the mix within (+/-) 15 percentage points of the target mix.

The Fund normally:

 . invests in at least 3 countries, but normally in 10 to 35 countries;

 . has an average credit quality rating of "A" or higher; and

 . invests up to 15% in emerging market and high yield debt securities.

The Fund is managed using a multiple portfolio manager system in which the Fund is managed by multiple portfolio managers and/or research analysts. Therefore, the Fund normally has broad country, currency, sector and individual security exposures, reflecting the aggregate decisions of the multiple portfolio manag-ers and research analysts managing the Fund.

The managers make ongoing decisions regarding the Fund's average maturity and the Fund's country, sector and foreign currency exposures. The manager uses proprietary research and economic analysis to identify attractive markets and currencies and undervalued sectors and securities.

The Fund is "non-diversified", which means that it can take larger positions in individual issuers. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents.

The Fund may purchase other types of securities that are not primary investment vehicles, for example: certain derivatives (investments whose value is based on indices or other securities). The Fund may use derivatives, such as futures and forwards, to manage the Fund's average maturity relative to the benchmark and to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against anticipated changes in foreign currency exchange rates.

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Managing since 1968
Managing Fund since November, 2000
Managed approximately $122 billion in assets at the end of 2000

FUND MANAGERS

Team managed by 4 Portfolio Managers
Average 11 years with Capital Guardian
Average 17 years industry experience
See Appendix A for more details

PAST PERFORMANCE
The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years



                                    [GRAPH]

                               1997         9.05%
                               1998         9.15%
                               1999        -2.16%
                               2000        12.00%


Best quarter: up 7.04%, forth quarter 2000 Worst quarter: down 1.75%, second quarter 1999

Average annual total returns -- for periods ending 12/31/2000*

               Fund  Index 1 Index 2**
1 year        12.00%  1.59%   13.37%
Life of fund   7.34%  3.83%    8.46%

Index 1:Salomon Brothers World Government Bond Index, Unhedged
Index 2:A composite index combining the performance of the following indices over the periods indicated: 75% Lehman Brothers Aggregate Bond Index / 25% JP Morgan Non-US Government Bond Index, US Dollar Hedged (from inception through April, 1999); JP Morgan Global Government Bond Index, US Dollar Hedged (from May, 1999 through October, 2000); and Salomon Brothers World Government Bond Index, Unhedged (after October, 2000)
* Began operations on May 1, 1996.
**John Hancock believes Index 2 is a more suitable index against which to meas-ure the fund's performance because it more closely matches the fund's changes in investment strategy since inception.

MAIN RISKS

Primary

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, the Fund's investments in emerging market countries have a significantly higher degree of foreign risk than investments in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concentrated in certain sectors, the Fund's performance could be worse than the overall mar-ket.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, the Fund's bond yields will gen-erally rise and the Fund's bond prices will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining matu-rity of bonds held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has more interest rate risk than a short-term bond fund, but less interest rate risk than a long-term bond fund.

Credit Risk: An issuer of a bond held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of a bond held by the fund may be downgraded. In either case, the value of the bond held by the Trust would fall. All bonds have some credit risk, but in general lower-rated bonds have higher credit risk.

Non-Diversified Fund Risk: The Fund's larger position in foreign government securities could produce more volatile performance relative to funds with smaller positions. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund signifi-cantly.

Concentration Risk. The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that bro-kerage commissions and other transaction costs will have on the fund's perfor-mance. Any turnover rate in excess of 100% is considered relatively high. Although the Fund's turnover rate has been high in recent years, the current manager anticipates that the Fund's turnover rate will normally be less than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally consid-ered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Prepayment/Call Risk: The Fund's share price or yield could be hurt if interest rate movements cause the Fund's mortgage-related and callable securities to be paid off substantially earlier than expected.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:          1996**     1997     1998     1999      2000
Net asset value, beginning of
 period                           $ 10.00  $ 10.16  $ 10.24  $ 10.60   $  9.82
Income from investment
 operations:
 Net investment income (loss)        0.38     0.59     0.54     0.48      0.48
 Net realized and unrealized
  gain (loss) on investments*        0.28     0.30     0.38    (0.70)     0.67
 Total from investment
  operations                         0.66     0.89     0.92    (0.22)     1.15
Less distributions:
 Distributions from net
  investment income and capital
  paid in                           (0.38)   (0.66)   (0.47)   (0.56)    (0.63)
 Distributions from net realized
  gain on investments sold          (0.12)   (0.15)   (0.09)     --        --
 Distributions in excess of
  income, capital paid in &
  gains                               --       --       --       --        --
 Total distributions              $ (0.50) $ (0.81) $ (0.56)   (0.56)    (0.63)
Net asset value, end of period    $ 10.16  $ 10.24  $ 10.60  $  9.82   $ 10.34
Total investment return              6.71%    9.05%    9.15%   (2.16)%   12.00%
Ratios and supplemental data
Net assets, end of period (000s
 omitted)($)                      $12,907  $28,647  $66,791  $70,991   $68,473
Ratio of expenses to average net
 assets (%)***                       1.00%    1.00%    0.95%    0.83%     0.81%
Ratio of net investment income
 (loss) to average net assets
 (%)                                 6.05%    5.80%    5.27%    4.70%     4.71%
Turnover rate (%)                  171.39%   69.38%  186.70%  332.06%   209.39%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, 1.32%, 1.02%, 0.84% and 0.91% for the years ended December 31, 1996, 1997, 1998, 1999 and 2000, respectively.

Money Market Fund

GOAL AND STRATEGY

This is a money market fund that seeks to preserve capital and liquidity while also seeking to achieve a competitive yield. The Fund intends to maintain a stable net asset value of $1.00 per share.

The Fund invests in U.S. dollar denominated money market instruments rated in one of the two highest short-term credit rating categories, primarily includ-ing:

 . commercial paper and other short-term obligations of U.S. and foreign issuers
  (including asset-backed securities);

 . certificates of deposit, bank notes and other obligations of U.S. and foreign banks and other lending institutions;

 . debt securities issued by foreign governments and agencies;

 . U.S. Treasury, agency and state and local government obligations; and,

 . repurchase agreements.

The manager's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the antici-pated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The manager seeks secu-rities;

 . with an acceptable maturity;

 . issued by issuers on a sound financial footing;

 . that are marketable and liquid; and

 . that offer competitive yields.

The Fund only invests in individual securities with a maximum remaining matu-rity of 397 days (13 months). The overall weighted average maturity of the Fund's investments is 90 days or less. The Fund may invest:

 . up to 5% of assets in securities rated in the second-highest short-term cate-gory (or unrated equivalents); and

 . up to 1% of assets or $1 million (whichever is greater) in securities of a single issuer rated in the second-highest short-term category (or unrated equivalents).
--------------------------------------------------------------------------------
SUBADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Managing, with predecessors, since 1928
Managing Fund since May, 2001
Managed approximately $274 billion in assets at the end of 2000

FUND MANAGERS

Management by investment team overseen by:

John Keogh
-----------------
Senior Vice President and Partner of subadviser
Joined subadviser in 1983
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may also help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years


                                    [GRAPH]

                                1991      6.00%
                                1992      3.60%
                                1993      3.41%
                                1994      4.03%
                                1995      5.78%
                                1996      5.32%
                                1997      5.38%
                                1998      5.40%
                                1999      5.05%
                                2000      6.29%

Best quarter: up 2.38%, second quarter 1989 Worst quarter: up 0.74%, second quarter 1993

Average annual total return -- for periods ending 12/31/2000(/1/)

                  Fund
1 year            6.29%
5 years           5.50%
10 years          4.99%
Life of fund      5.84%

(1)Began operations on March 29, 1986.

MAIN RISKS

Primary

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Interest Rate Risk: When interest rates rise, yields on the Fund's investments will generally rise and prices on the Fund's investments will generally fall. When interest rates fall, the reverse will generally occur. The longer the average remaining maturity of instruments held by the Fund, the more sensitive the Fund is to interest rate risk. This Fund has less interest rate risk than an intermediate-term or long-term bond fund.

Credit Risk: An issuer of an instrument held by the Fund may default on its obligation to pay interest and repay principal. Also, the credit rating of an instrument held by the Fund may be downgraded. In either case, the value of the instrument held by the Fund would fall. All money market instruments have some credit risk, but in general lower-rated instruments have higher credit risk.

Principal Risk: An investment in the Fund is not a bank deposit and is not guaranteed as to principal and interest. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, investors may lose money by invest-ing in the Fund.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, polit-ical and social instability. Factors such as lack of liquidity, foreign owner-ship limits and restrictions on removing currency also pose special risks. All foreign securities have some degree of foreign risk. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Secondary

None
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:       1996      1997      1998       1999      2000
Net asset value, beginning
 of period                  $  10.00  $  10.00  $  10.00   $  10.00  $  10.00
Income from investment
 operations:
 Net investment income
  (loss)                        0.52      0.53      0.53       0.45      0.60
 Net realized and
  unrealized gain (loss) on
  investments*                   --        --        --         --        --
 Total from investment
  operations                    0.52      0.53      0.53       0.45      0.60
Less distributions:
 Distributions from net
  investment income and
  capital paid in              (0.52)    (0.53)    (0.53)     (0.45)    (0.61)
 Distributions from net
  realized gain on
  investments sold               --        --        --         --        --
 Distributions in excess of
  income, capital paid in &
  gains                          --        --        --         --        --
 Total distributions        $  (0.52) $  (0.53) $   (0.53)    (0.45)    (0.61)
Net asset value, end of
 period                     $  10.00  $  10.00  $  10.00   $  10.00  $  10.00
Total investment return         5.32%     5.38%     5.40%      5.05%     6.29%
Ratios and supplemental
 data
Net assets, end of period
 (000s omitted)($)          $213,235  $229,443  $395,195   $451,235  $496,853
Ratio of expenses to
 average net assets (%)         0.30%     0.33%     0.31%      0.31%     0.29%
Ratio of net investment
 income (loss) to average
 net assets (%)                 5.20%     5.32%     5.29%      4.95%     6.05%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.

Your Account

Investments in shares of the funds

Each fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. Each fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems a fund's shares based on:

 . instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a con-tract), and

 . the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

 . refuse a buy order if the adviser believes it would disrupt management

 . suspend a fund's offer of shares, or

 . suspend a fund's redemption obligation or postpone a fund's payment of redemption proceeds for more than seven days.

Share price

Each fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

Each fund calculates its NAV:

 . by dividing its net assets by the number of its outstanding shares,

 . once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

Certain funds may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Conse-quently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The Money Market Fund values its securities at amortized cost. Each of the other funds values securities based on:

 . market quotations,

 . amortized cost,

 . valuations of independent pricing services, or

 . fair value determined in accordance with procedures approved by the Trust's trustees.

A fund may value securities at fair value where, for example:

 .market quotations are not readily available, or

 . the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemp-tion proceeds to a separate account withdrawing because of a conflict.

Funds' Expenses

The advisory fee paid by each fund to the adviser in 2000 was:

  Funds                          % of net assets
  Equity Index Fund                   0.13%
  Growth & Income Fund                0.32%
  Large Cap Value Fund                0.73%
  Large Cap Value CORESM Fund         0.75%
  Large Cap Value CORESM II
   Fund*                              0.80%
  Large Cap Growth Fund               0.36%
  Large Cap Aggressive Growth
   Fund                               0.90%
  Large/Mid Cap Value Fund            0.95%
  Large/Mid Cap Value II Fund**       0.80%
  Fundamental Growth Fund             0.86%
  Mid Cap Blend Fund                  0.75%
  Mid Cap Growth Fund                 0.81%
  Small/Mid Cap CORESM Fund           0.80%
  Small/Mid Cap Growth Fund           0.75%
  Small Cap Equity Fund               0.82%
  Small Cap Value Fund***             0.95%
  Small Cap Growth Fund               0.75%
  International Equity Index
   Fund                               0.17%
  International Opportunities
   Fund                               0.83%
  International Equity Fund           1.00%
  Emerging Markets Equity Fund        1.22%
  Real Estate Equity Fund             0.67%
  Managed Fund                        0.38%
  Aggressive Balanced Fund            0.68%
  Global Balanced Fund                0.88%
  Short-term Bond Fund                0.30%
  Bond Index Fund                     0.15%
  Active Bond Fund                    0.31%
  Active Bond II Fund****             0.70%
  High Yield Bond Fund                0.65%
  Global Bond Fund                    0.71%
  Money Market Fund                   0.25%


*     Formerly American Leaders Large Cap Value
**    Formerly Mid Cap Value
***   Formerly Small/Mid Cap Value
****  Formerly Core Bond

The Health Sciences Fund was not in operation in 2000. That Fund pays fees to the adviser (as a percentage of net assets) equal to 0.55% of the first $250 million and 0.50% above $250 million.

The adviser pays subadvisory fees out of its own assets. No fund pays a fee to its subadviser. The adviser has agreed to limit each fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and tax-es) to not more than 0.10 percent of the fund's average daily net assets.

Dividends and Taxes

Dividends

Each fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

Each fund declares and pays dividends monthly, except that the Small/Mid Cap Growth Fund does so annually and the Money Market Fund does so daily.

Funds generally declare capital gains distributions annually.

Taxes

Each fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

 . avoid federal income tax and excise tax, and

 . assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire vari-ous service providers to carry out the Trust's operations.

                                    Variable
                                 Contractowners


                                 John Hancock,
                                JHVLICO and IPL
                               Separate Accounts


                                   The Trust
                              Trustees oversee the
                             Trust's investment and
                              business activities.

         Investment Adviser                        Custodian
          John Hancock Life                  State Street Bank and
          Insurance Company                          Trust
                                                    Company

         Manages the Trust's
       investment and business             Holds the Trust's assets,
             activities.                       settles all Trust
                                           trades and collects most
                                               of the valuation
                                           data required for calcu-
                                              lating the Trust's
                                                     NAV.

                                  Subadvisers

      Alliance Capital Management            Morgan Stanley Dean Witter  In-
      L.P.                                   vestment Management Inc.
      Capital Guardian Trust Company         Putnam Investment Management, LLC
      Goldman Sachs Asset Manage-            SSgA Funds Management, Inc.
      ment.                                  T. Rowe Price Associates, Inc.
      Independence Investment LLC            T. Rowe Price International, Inc.
      Janus Capital Corporation              Wellington Management Company,
      John Hancock Advisers, Inc.            LLP
      Mellon Bond Associates, LLP

                      Provide management to various funds.

APPENDIX A

Capital Guardian Trust Company uses a multiple portfolio manager system in which each Fund it subadvises is divided into segments that are managed by individual portfolio managers and/or research analysts. This multiple manager approach seeks to deliver the best ideas of individual portfolio managers and analysts within each Fund. Each portfolio manager and research analyst decides how their respective segment will be invested within the limits provided by the Fund's goal and strategy and investment policies. Capital Guardian's Investment Committee determines the specific allocation to individual portfolio managers and the research analyst team. Set forth below are details regarding the multi-ple portfolio managers of Capital Guardian who are involved in the management of the Funds indicated:

MANAGED FUND

U.S. Equity Investments:

The Research Team, consisting of the following 23 research analysts, has an average of 10 years experience with Capital Guardian and 14 years of industry experience.

Gene Barron                        Reed H. Lowenstein

Andrew F. Barth,                   D. James Martin
Research Portfolio Coordinator
                                   Karen A. Miller
Terry Berkemeier
                                   Jason M. Pilalas
Steven Connell
                                   Lars Reierson
Caroline E. Ford
                                   Suzanne Rheault
Zachary E. Guevara
                                   Carlos Schonfeld
Todd S. James
                                   Lawrence R. Solomon
Nancy Kamei
                                   Eric H. Stern
James S. Kang
                                   Steven R. Wanek
Karin L. Larson
                                   Alan J. Wilson
Jin Lee

John A. Longhurst

U.S. Fixed Income Investments:

James S. Baker                     John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1987          Joined subadviser in 1988
Began career in 1981               Began career in 1988

James R. Mulally
Senior Vice President of
subadviser
Joined subadviser in 1980
Began career in 1977

SMALL CAP EQUITY FUND

Michael R. Ericksen                Karen A. Miller
Senior Vice President of           Senior Vice President of subadviser
subadviser                         Joined subadviser in 1990
Joined subadviser in 1987          Began career in 1989
Began career in 1981


                                   Lawrence R. Solomon
James S. Kang                      Senior Vice President of subadviser
Senior Vice President of           Joined subadviser in 1985
subadviser                         Began career in 1984
Joined subadviser in 1988
Began career in 1987

Robert G. Kirby
Chairman Emeritus of subadviser
Joined subadviser in 1966
Began career in 1953

GLOBAL BALANCED FUND

Global Equity Investments:

Michael R. Ericksen                Robert Ronus
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1972
Joined subadviser in 1987          Began career in 1969
Began career in 1981


                                   Lionel M. Sauvage
David I. Fisher                    Senior Vice President of
Chairman of subadviser             subadviser
Joined subadviser in 1969          Joined subadviser in 1987
Began career in 1966               Began career in 1987


Richard N. Havas                   Nilly Sikorsky
Senior Vice President of           President of subadviser
subadviser                         Joined subadviser in 1962
Joined subadviser in 1986          Began career in 1963
Began career in 1982


                                   Rudolf M. Staehelin
Nancy I. Kyle                      Senior Vice President of
Senior Vice President of           subadviser
subadviser                         Joined subadviser in 1981
Joined subadviser in 1991          Began career in 1978
Began career in 1974


                                   Eugene P. Stein
Christopher A. Reed                Executive Vice President of
Vice President of subadviser       subadviser
Joined subadviser in 1994          Joined subadviser in 1973
Began career in 1994               Began career in 1972

Global Fixed Income Investments:

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980
Began career in 1980               Began career in 1977


Laurentius Harrer                  John W. Ressner
Vice President of subadviser       Executive Vice President of subadviser
Joined subadviser in 1993          Joined subadviser in 1988
Began career in 1988               Began career in 1988

GLOBAL BOND FUND

Mark A. Brett                      James R. Mulally
Senior Vice President of           Senior Vice President of
subadviser                         subadviser
Joined subadviser in 1993          Joined subadviser in 1980
Began career in 1980

                                   Began career in 1977

Laurentius Harrer                  John W. Ressner
Vice President                     Executive Vice President of
Joined subadviser in 1993          subadviser
Began career in 1988               Joined subadviser in 1988
                                   Began career in 1988

For more information


 This prospectus            Two documents are           To request a free
 should be used             available that offer        copy of the current
 only with a vari-          further information         annual/semiannual
 able contract              on John Hancock             report or the SAI,
 prospectus.                Variable Series             or to make share-
                            Trust I:                    holder inquiries,
                                                        please contact:

                            Annual/Semiannual
                            Report to shareholders
                                                        By mail:

                            Includes financial          John Hancock Variable
                            statements, a dis-          Series Trust I
                            cussion of the mar-         John Hancock Place
                            ket conditions and          Boston, MA 02117
                            investment strate-
                            gies that signifi-          By phone: 1-800-732-
                            cantly affected per-        5543
                            formance, and the
                            auditors' report (in        Or you may view or
                            the annual report           obtain these docu-
                            only).                      ments from the SEC:

                            Statement of                In person: at the
                            Additional                  SEC's Public Refer-
                            Information (SAI)           ence Room in Wash-
                                                        ington, DC

                            The SAI contains            By phone: 1-202-942-
                            more detailed infor-        8090
                            mation on all
                            aspects of the              By mail: Office of
                            funds.                      Public Reference Secu-
                                                        rities and Exchange
                                                        Commission

 John Hancock               A current SAI has           450 5th Street,
 Variable                   been filed with the         N.W., Room 1300
 Series Trust I             Securities and              Washington, DC
 John Hancock               Exchange Commission         20549-0102
 Place                      and is incorporated         (duplicating fee
 Boston, Massachu-          by reference into           required)
 setts 02117                (i.e., is legally a
                            part of) this pro-          By e-
                            spectus.                    mail: publicinfo@SEC.gov

                                                        On the
                                                        Internet: www.sec.gov

                                                        SEC File Num-
                                                        ber: 811-4490

                                 JOHN HANCOCK
                            VARIABLE SERIES TRUST I


                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2001


     This Statement of Additional Information is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2001. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to all thirty-three of the Trust's current "Funds."


THE TRUST'S FINANCIAL STATEMENTS AND INVESTMENT PERFORMANCE INFORMATION

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                               TABLE OF CONTENTS

                                                                    PAGE IN THIS
                                                                    STATEMENT OF
                                                                    ADDITIONAL
                                                                    INFORMATION
                                                                    -----------
The Trust's Financial Statements and Performance Information...........    1
What Is the Trust?.....................................................    4
The Trust's Business History...........................................    4
The Funds' Investment Activities and Their Risks.......................    5
      1.  Investing in Money Market Instruments........................    5
      2.  Investing in Other Fixed Income Obligations..................    5
      3.  Investing in Equity Securities...............................    7
      4.  Investing in Real Estate Securities..........................    9
      5.  Investing in Foreign Securities..............................   10
      6.  Using Forward Exchange Contracts to Manage Currency             11
           Exposure....................................................
      7.  Using Options on Currencies to Manage Currency Exposure......   12
      8.  Using Currency Futures Contracts and Options
           Thereon to Manage Currency Exposure.........................   13
      9.  Using Certain Other Derivative Instruments to Manage
           Currency Exposure...........................................   13
     10.  Using Foreign Currency Exposure Management Strategies
           (General Considerations and Risks)..........................   13
     11.  Reallocating a Fund's Assets Among Asset Classes.............   14
     12.  Adopting a Temporary Defensive Strategy......................   14
     13.  Investing With an Index-Based Objective......................   14
     14.  Investing on a Non-Diversified Basis.........................   16
     15.  Using Options (Generally)....................................   17
     16.  Using Options on Securities in Certain Conservative
          Investment Strategies........................................   18
     17.  Using Financial Futures Contracts, Options on Such Contracts
          and Options on Stock Indexes (General Considerations)........   19
     18.  Using Financial Futures, Options Thereon, and Stock Index
          Options for Certain Hedging - Type Strategies................   20
     19.  Using Options and Futures in Potentially More Aggressive
          Strategies...................................................   22
     20.  Limiting the Funds' Exposure to Certain Futures and Option
          Transactions.................................................   23
     21.  Using Other Types of Derivative Instruments..................   24
     22.  Investing In Other Investment Companies......................   25
     23.  Purchasing "When Issued" Securities and Forward
          Commitments..................................................   26
     24.  Short-Term Trading...........................................   26
     25.  Entering Into Repurchase Agreements..........................   27
     26.  Participating in Joint Trading Accounts......................   27
     27.  Lending of Fund Securities...................................   27
     28.  Using Reverse Repurchase Agreements and Mortgages
          "Dollar Rolls"...............................................   28
     29.  Investing in Rule 144A and Illiquid Securities...............   28
     30.  Investing in Convertible Securities and Warrants.............   28
     31.  Investing in Initial Public Offerings ("IPOs")...............   29

                                                                    PAGE IN THIS
                                                                    STATEMENT OF
                                                                    ADDITIONAL
                                                                    INFORMATION
                                                                    -----------
The Funds' Fundamental Investment Restrictions.........................   29
Board of Trustees and Officers of the Trust............................   33
Investment Advisory Arrangements.......................................   35
     The Trust's Investment Advisory Arrangements With John Hancock       35
     The Trust's Arrangements With Subadvisers.........................   37
     Dollar Amounts of Advisory Fees, Subadvisory Fees, and
          Expense Reimbursements.......................................   42
Arrangements With Other Service Providers..............................   44
     Underwriting and Indemnity Agreement..............................   44
     Custody of the Trust's Assets.....................................   44
     Subadministration Agreement With State Street Bank................   44
     Independent Auditors..............................................   45
Portfolio Transactions and Brokerage Allocation........................   45
Codes of Ethics........................................................   49
Features of the Trust's Shares.........................................   49
Shareholder Meetings and Voting Rights.................................   50
Sales and Redemptions of Fund Shares...................................   51
Computing the Funds' Net Asset Value...................................   52
Taxes..................................................................   53
Information About Fund Performance.....................................   53
Legal Matters..........................................................   54
Reports to Contractholders.............................................   54

Appendix A - Corporate Bond Ratings....................................   55

                              WHAT IS THE TRUST?

     John Hancock Variable Series Trust I, (the "Trust") is an open-end management investment company. With the exception of the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Real Estate Equity, Global Balanced and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

     Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Insurance Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "Separate Account."

     Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

                         THE TRUST'S BUSINESS HISTORY

     The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below.
On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

     On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

     Over the years, several Funds have been re-named as follows:

                                                                   YEAR OF
CURRENT FUND NAME               PRIOR NAME(S)                       CHANGE
-----------------               -------------                       ------
Active Bond                     Sovereign Bond                       2000
                                Bond                                 1996

Global Balanced                 International Balanced               2000

Global Bond                     Strategic Bond                       1999

Growth & Income                 Stock                                1996

International Equity Index      International Equities               1998
                                International                        1995
                                Global                               1994

                                                                   YEAR OF
CURRENT FUND NAME - continued   PRIOR NAME(S) - continued           CHANGE
-----------------------------   -------------------------           ------
Large Cap Growth                Select Stock                         1995

Short-Term Bond                 Short-Term U.S. Government           1998

Small/Mid Cap Growth            Diversified Mid Cap Growth           1999
                                Special Opportunities                1998

Small Cap Equity                Small Cap Value                      2000

Fundamental Growth              Fundamental Mid Cap Growth           2000

Large Cap Value CORE II         American Leaders Large Cap Value     2001

Large/Mid Cap Value II          Mid Cap Value                        2001

Small Cap Value                 Small/Mid Cap Value                  2001

Active Bond II                  Core Bond                            2001


                       THE FUNDS' INVESTMENT ACTIVITIES
                                AND THEIR RISKS

     The different investment activities of the several Funds will affect both their investment returns and the nature and degree of risks to which they are exposed. Sections 1. - 29. below describe many (but not all) of these investment activities and risks.

1.  INVESTING IN MONEY MARKET INSTRUMENTS

     The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.  INVESTING IN OTHER FIXED INCOME OBLIGATIONS

     The following Funds invested primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and High Yield Bond Funds. The Managed, Aggressive Balanced and Global Balanced Funds can vary their holdings of these securities within a broad range. All the other Funds (except the Money Market Fund) may from time to time invest in non-money market debt to some extent.

     Various types of risk associated with these securities are discussed in the balance of this Section 2.

     INTEREST RATE RISK: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

     CREDIT RISK: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in non-money market debt securities may have some exposure to credit risk.

     Even some U.S. Government obligations have a degree of credit risk.
"U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond, Active Bond II and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

     Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

     RISK OF LOWER-QUALITY INSTRUMENTS: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in market perceptions regarding their credit risk.

     Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

     Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

     High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

     Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

     The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In that case, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors. The 1980s saw a dramatic increase in the use of high yield securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high yield securities that defaulted rose significantly above prior levels.

     All Funds (other than the Money Market Fund) that invest in debt securities may at times have some exposure to high yield securities. The High Yield Bond Fund invests primarily in these securities. The other Funds most likely to invest a significant portion of their assets in high yield securities are the Active Bond and Active Bond II Funds. The Managed, Aggressive Balanced, Short-Term Bond, Global Bond and Global Balanced Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase.

     Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

     The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

     PREPAYMENT/CALL RISK: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

     All Funds that invest in debt securities (other than the Money Market Fund) may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond and High Yield Bond Funds. The Managed, Aggressive Balanced, and Global Balanced Funds may also invest in these securities.

     RISKS OF "ZERO COUPON" INSTRUMENTS: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Aggressive Balanced, Global Balanced, Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and High Yield Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.  INVESTING IN EQUITY SECURITIES

     All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and Money Market Funds. All of the Funds that invest in equity securities expect to make such securities their primary investment (except for the Managed, Aggressive Balanced, High Yield Bond and Global Balanced Funds, which may nevertheless do so in the discretion of their subadvisers). Though investing in equity securities, the Managed, Aggressive Balanced, High Yield Bond, and Global Balanced Funds also expect, under normal conditions, to invest a substantial amount of their assets in debt obligations.

     General risks of investing in equity securities are discussed in the balance of this Section 3.

     EQUITY RISK: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risks associated with equity securities also tends to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

     MARKET CAPITALIZATION RISK: Another indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying current market price of a share of the company's stock by the total number of its shares outstanding.

     Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

     Three capitalization levels are currently used by the Trust for U.S. equities: large, medium ("mid"), and small. Each of these capitalization levels will be defined by reference to the Russell 3000(R) Index. The Russell 3000/(R)/ Index is a broad market index and is representative of the U.S. stock markets with a total capitalization of $12.8 trillion at the end of 2000./1/

     . Large cap: Companies having a capitalization within the range of the 300 largest companies in the Russell 3000/(R)/ Index will be considered to be large capitalization ("large cap") companies. At the end of 2000, each of the largest 300 companies in the Russell 3000/(R)/ Index had a capitalization greater than $ 7.8 billion.

     . Mid cap: Companies having a capitalization within the range of the 250 to 1000 largest companies in the Russell 3000/(R)/ Index will be considered to be "mid cap." At the end of 2000, such mid cap companies had capitalizations ranging from $1.4 billion to $10 billion.

     . Small cap: Companies having a capitalization within the range of the remaining companies in the Russell 3000/(R)/ Index will be considered to be small capitalization ("small cap") companies. At the end of 2000, none of these smallest companies in the Russell 3000/(R)/ Index had a market capitalization of more than $1.4 billion.

The above parameters for large cap, mid cap and small cap are typically adjusted at the end of each calendar quarter to reflect changes in the market capitalization of the Russell 3000/(R)/ Index. However, adjustments may be made as frequently as monthly in extraordinary circumstances.

     The U.S. equity securities of the Managed, Aggressive Balanced, Growth & Income, Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Growth, Large Cap Aggressive Growth, and Global Balanced Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

--------------------

/1/ The Russell 3000/(R)/ Index is a service mark of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion of a security in the index in no way implies an opinion as to its attractiveness or appropriateness as an investment.

     The U.S. equity securities of the Large/Mid Cap Value, Large/Mid Cap
Value II, Fundamental Growth, International Equity, and International Opportunities Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

     The U.S. equity securities of the Mid Cap Growth and Mid Cap Blend Funds are generally expected to represent primarily companies that qualify as mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small or large cap issuers.

     The U.S. equity securities of the Small/Mid Cap Growth and Small/Mid Cap CORE Funds are generally expected to represent companies that qualify as small cap and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as large cap issuers.

     The U.S. equity securities of the Small Cap Equity, Small Cap Value and Small Cap Growth Funds are generally expected to represent primarily companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

     The Real Estate Equity and Health Sciences Funds have broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Funds.

     Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small.

 .  Large cap: Companies having a capitalization greater than $5 billion
 . Mid cap: Companies having a capitalization between $1 billion and $5 billion . Small cap: Companies having a capitalization less than $1 billion

     The non-U.S. equity securities of the International Equity Index Fund are generally expected to represent primarily non-U.S. companies that qualify as large cap issuers. This Fund also may invest in the equity securities of non-U.S. companies that qualify as small and mid cap issuers.

     The non-U.S. equity securities of the Global Balanced, International Equity and International Opportunities Funds are generally expected to represent primarily non-U.S. companies that qualify as large and mid cap issuers. These Funds also may invest in the equity securities of non-U.S. companies that qualify as small cap issuers.

     The Emerging Markets Equity has broad latitude to invest in companies of any size.

4.  INVESTING IN REAL ESTATE SECURITIES

     The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

     The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

     In addition to the Real Estate Equity Fund, all of the other Funds (except for the Money Market Fund) may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate.

     RISKS OF REAL ESTATE SECURITIES: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.  INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

     Investments in debt securities issued by foreign issuers may be made directly in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

     The International Equity Index, International Equity, International Opportunities and Emerging Markets Equity Funds invest primarily in foreign securities, including foreign-denominated securities. The Global Bond and Global Balanced Funds invest a significant portion of their assets in foreign securities, including foreign-denominated securities. To a lesser extent, the Managed, Aggressive Balanced, High Yield Bond, Large Cap Value, Mid Cap Growth, Real Estate Equity and Health Sciences Funds may also invest in foreign securities, including foreign-denominated securities.

     The following Funds may invest in ADRs and other U.S. dollar denominated
foreign securities to a limited extent:   Growth & Income, Equity Index, Large
Cap Growth, Large Cap Aggressive Growth , , Large Cap Value CORE, Large Cap Value CORE II, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Blend, Small/Mid Cap Growth, , Small/Mid Cap CORE, Small Cap Equity Small Cap Value and Small Cap Growth.

     The Short-Term Bond, Bond Index, Active Bond, and Active Bond II Funds may invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

     The Emerging Markets Equity Fund invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Global Balanced, International Equity Index, International Equity, International Opportunities, Growth & Income, Fundamental Growth, Mid Cap Growth, Small Cap Equity, Small Cap Growth, Managed, Aggressive Balanced, Bond Index, Global Bond, Active Bond, Active Bond II, and High Yield Bond Funds may also invest in emerging markets. The securities may be denominated in U.S. dollars or any other currency.

     Risks of investing in foreign securities are discussed in the paragraphs that follow:

     CURRENCY RISKS: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

     In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

     More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

     The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Sections 6. - 10. below.

     Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

     The risks associated with foreign currency conversions are not present in investments in Yankees and Eurobonds because these debt securities are U. S. dollar denominated.

     POLITICAL AND ECONOMIC RISK: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

     REGULATORY RISK: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

     MARKET RISK: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     TRANSACTION COSTS: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly true for investments in emerging markets, or other underdeveloped or developing countries.

6.  USING FORWARD EXCHANGE CONTRACTS TO MANAGE CURRENCY EXPOSURE

     TRANSACTION HEDGING AND PORTFOLIO HEDGING: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

     A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, the following Funds may use "forward" currency foreign exchange purchase or sale contracts for transaction hedging: the Managed, Aggressive Balanced, Large Cap Value, Mid Cap Growth, Real Estate Equity, Health Sciences, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Global Bond, and High Yield Bond Funds. In a forward exchange contract, the Fund purchases or sells a specific amount of foreign currency, at a price set and time set in the contract, which may be any fixed number of days in the future.

     These same Funds may also use forward foreign exchange contracts to reduce their exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated, exposed to or traded in that currency. This is called "portfolio hedging." Except as described in the paragraph immediately below for certain funds, the Funds may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated, exposed to or traded in that particular foreign currency. The Funds may or may not attempt to hedge some or all of their foreign portfolio positions. Rather, they will enter into such transactions only to the extent, if any, deemed appropriate by their subadvisers. Furthermore, no Fund will use forward foreign currency exchange contracts for the purpose of leveraging the Fund's currency exposure.

     For purposes of transaction hedging or portfolio hedging, the Managed, Aggressive Balanced, Mid Cap Growth, Real Estate Equity, Health Sciences, Global Balanced, Global Bond, International Equity Index, International Equity, Emerging Markets Equity, and International Opportunities Funds may use forward exchange contracts on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

     OTHER TECHNIQUES FOR MANAGING CURRENCY EXPOSURE: The Managed, Aggressive Balanced, Mid Cap Growth, Real Estate Equity, Health Sciences, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, and Global Bond Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, these Funds may enter into a forward currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in, traded in, or exposed to such foreign currency. The currency contract may call for the Fund to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. For similar purposes, the Managed, Aggressive Balanced, Global Balanced, Emerging Markets Equity, International Opportunities, International Equity, Mid Cap Growth, Real Estate Equity, Health Sciences, and Global Bond Funds may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Fund's securities.

     ASSET SEGREGATION REQUIREMENTS FOR FORWARD EXCHANGE CONTRACTS: A Fund may "cover" its obligations under outstanding forward currency sale contracts by maintaining portfolio securities denominated, exposed to or traded in the currency of such contracts or of an appropriate proxy currency. To the extent a Fund does not thus cover all of its forward currency sales positions with its portfolio securities, or if it has outstanding any forward currency purchase contracts, the Funds' custodian will segregate cash or liquid assets in a separate account of the Fund in an amount at all times at least equal to the value of the Fund's net obligation with respect to forward contracts in a particular currency. If the value of the portfolio securities used to cover a position or the value of the assets in the segregated account declines, the Fund will find additional "cover" or additional cash or liquid assets will be placed in the account so that the value of the account will at least equal the required amount described in the preceding sentence.

7.  USING OPTIONS ON CURRENCIES TO MANAGE CURRENCY EXPOSURE

     The Managed, Aggressive Balanced, Mid Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Global Bond, and High Yield Bond Funds may also purchase and write put and call options on foreign currencies for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets.

     The characteristics and risks of these currency option transactions are similar to those discussed in Sections 15. - 16. below with respect to put and call options on securities.

     Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own at all times at least an equal amount of, or an offsetting position in, the underlying foreign currency.

     ASSET SEGREGATION REQUIREMENT FOR CURRENCY PUT OPTIONS WRITTEN BY A FUND:
With respect to put options on foreign currencies written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal at all times to the amount the Fund would be required to deliver upon exercise of the put.

8. USING CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON TO MANAGE CURRENCY EXPOSURE.

     Any Fund may use currency futures contracts and options thereon for the same purposes and to the same extent as that Fund could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 16. - 19. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 20. below.

9.  USING CERTAIN OTHER DERIVATIVE INSTRUMENTS TO MANAGE CURRENCY EXPOSURE

     As discussed in Section 21. below, several of the Funds may use currency "swaps," "caps," "floors," and "collars" for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such "derivative" transactions, as discussed in
Section 21., are generally also applicable when such instruments are used for currency management purposes.

10. USING FOREIGN CURRENCY EXPOSURE MANAGEMENT STRATEGIES (GENERAL CONSIDERATIONS AND RISKS)

     The foreign currency management techniques discussed in Sections 6. - 9. above do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible.

     Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     In general, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. Also, the Managed, Aggressive Balanced, Mid Cap Growth, Real Estate Equity, Health Sciences, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, and Global Bond Funds may use certain of these same types of instruments in currency management strategies that expose those Funds to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose those Funds to greater risks of loss and greater volatility than they otherwise would experience.

11.  REALLOCATING A FUND'S ASSETS AMONG ASSET CLASSES

     The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed, Aggressive Balanced, and Global Balanced Funds tend to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund intends to exercise discretion to reallocate assets across domestic and international asset classes.

     All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed, Aggressive Balanced, Global Balanced, and Global Bond Funds.

12.  ADOPTING A TEMPORARY DEFENSIVE STRATEGY

     All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies.

     Most of the Funds are not limited as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

     There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

13.  INVESTING WITH AN INDEX-BASED OBJECTIVE

     The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than Funds that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

     Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

     THE S&P 500 INDEX: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's," "S&P ," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

   THE LEHMAN BROTHERS GOVERNMENT/CREDIT AND AGGREGATE BOND INDEXES: The Lehman Brothers Government/Credit Index (the "Government/Credit Index") is intended to measure the performance of the domestic, fixed-rate investment grade debt market. The Government/Credit Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations. Securities in the index generally have at least $150 million par amount outstanding and at least 1 year remaining to maturity.

     The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Credit Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index"), the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

     All non-government issues in the Government/Credit Index and the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

   All securities in the Government/Credit Index and the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

     Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Government/Credit or Aggregate Bond Indexes in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

   THE MSCI EAFE GDP INDEX AND MSCI EMERGING MARKETS FREE ("EMF") INDEX: The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is, stocks with a larger capitalization have a greater weight in the index. The MSCI EMF Index is a market capitalization weighted index composed primarily of companies representative of the market structure of Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI EAFE GDP or MSCI EMF Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

     MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI EAFE GDP or MSCI EMF Indexes. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

     ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

14.  INVESTING ON A NON-DIVERSIFIED BASIS

     The Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Real Estate Equity, Health Sciences, Global Balanced and Global Bond Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

15.  USING OPTIONS (GENERALLY)

     Most of the Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 15. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is discussed in Sections 7. - 8. above and 16. - 20. below, including characteristics and risks peculiar to those types of options or the Funds' use of them.

     PURCHASING "CALL" OPTIONS: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     SELLING OR "WRITING" CALL OPTIONS: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's initial purchase price by an amount greater than any commissions payable by the Fund on the purchase or sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     WRITING OPTIONS ON A "COVERED" BASIS. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered." How similar those assets must be varies depending on the Fund and the type of covered option involved. More details in this regard can be found in Sections 16. - 19. below.

     PURCHASING AND SELLING (WRITING) "PUT" OPTIONS: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

     Thus, if a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). On the other hand, if a Fund sells (writes) a put option, the Fund could continue to experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns. More details about this can be found in Section 16. - 19. below.

     ACCOUNTING FOR OPTIONS: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

16.  USING OPTIONS ON SECURITIES IN CERTAIN CONSERVATIVE INVESTMENT STRATEGIES

     Except as otherwise noted below, the general discussion of options in
Section 15. above applies to this Section 16.

     Each of the Funds may write covered call options that are traded on national securities exchanges, except for the Money Market Fund. By "covered" we mean that the Fund will actually own the securities that are the subject of the option.

     The same Funds may purchase "protective" put options that are traded on national securities exchanges. By "protective", we mean that the Fund will actually own the securities that are the subject of the option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     LIQUIDITY RISK: The Funds intend to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

17. USING FINANCIAL FUTURES CONTRACTS, OPTIONS ON SUCH CONTRACTS AND OPTIONS ON STOCK INDEXES (GENERAL CONSIDERATIONS)

     Most of the Funds may, in varying degrees use financial futures contracts, options on such futures and options on stock indexes. This Section 17 discusses certain characteristics and risks that generally pertain to these instruments, regardless of the specific use to which they are put. The Funds' specific uses are discussed in Sections 7. - 8. above and 18. - 20. below, including specific risks related to those risks.

     FINANCIAL FUTURES CONTRACTS: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

     An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

     Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

     A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

     OPTIONS ON FINANCIAL FUTURES CONTRACTS: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the sale side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

     More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

     STOCK INDEX OPTIONS: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

     Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

     MARGIN REQUIREMENTS FOR FUTURES AND OPTIONS: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

     Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

     CERTAIN RISKS: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

     The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

     Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.
Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

     ASSET SEGREGATION REQUIREMENT FOR CERTAIN FUTURES AND OPTIONS POSITIONS: A Fund will maintain at all times in a segregated account with its custodian cash or liquid securities at least equal to the sum of the purchase prices of all of the Fund's open futures purchase positions, plus the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus the exercise price of all outstanding put options on futures contracts written by the Fund, minus the amount of margin deposits with respect thereto as marked to market each day.

18. USING FINANCIAL FUTURES, OPTIONS THEREON, AND STOCK INDEX OPTIONS FOR CERTAIN HEDGING-TYPE STRATEGIES

     This Section 18. should be read against the background of the generally applicable information about options, futures and related risks that appears in Sections 15. and 17. above.

     This Section 18. covers all Funds, except the Money Market Fund. Specifically, except for the Money Market Fund, all Funds may use exchange-traded financial futures contracts and options thereon, and, except for the Active Bond Fund, they also may purchase exchange-traded put or call options on stock indexes, for the purposes discussed below.

     It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of the Portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

     HEDGING WITH FINANCIAL FUTURES CONTRACTS AGAINST MARKET CHANGES: All Funds covered by this Section 18. (except the Equity Index Fund) may use certain financial futures contracts as a hedge to protect against possible changes in interest rates and security prices.

     Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Funds (other than the Equity Index Fund) may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Funds (other than the Equity Index, Large Cap Value CORE, and Large Cap Value CORE II Funds) may enter into interest rate futures sale contracts.

     ESTABLISHING MARKET EXPOSURE AND MANAGING CASH FLOW WITH FINANCIAL FUTURES
CONTRACTS: On the other hand, purchasing futures contracts could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. Thus, all of the Funds - - with the exception of the Money Market Fund - - may purchase and sell stock index and interest rate futures to maintain market exposure and manage cash flows.

     MANAGING FOREIGN CURRENCY EXPOSURE WITH FOREIGN CURRENCY FUTURES CONTRACTS:
Any Fund may use foreign currency futures contracts to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in
Section 6. above.


     Using options on futures contracts and options on stock indexes for the foregoing purposes: Each Fund that this Section 18. authorizes to use financial futures contracts also may purchase options on appropriate financial futures contracts and (except for the Active Bond Fund) stock indexes for any purpose and to the extent that it could use financial futures contracts as discussed above.

     LIMITATIONS ON "LONG" POSITIONS FOR CERTAIN FUNDS: The Large Cap Value CORE and Large Cap Value CORE II Funds may not purchase financial futures contracts, except for currency futures. The following limitation applies to the Managed, Aggressive Balanced, Growth & Income, Equity Index, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Fundamental Growth, Mid Cap Blend, and Real Estate Equity Funds. These Funds may purchase financial futures contracts, purchase call options on financial futures options or purchase call options on equity indexes only if (a) they intend to purchase securities (or, in the case of the Aggressive Balanced, Growth & Income, Equity Index, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Fundamental Growth, Mid Cap Blend, and Real Estate Equity Funds, wish to establish or maintain market exposure to securities that the Fund would be authorized to purchase) and (b) the value of such securities are expected to change by approximately the same amount as the value of the futures or options contracts being used to hedge them.

     RISKS OF HEDGING-TYPE STRATEGIES: If, after a Fund establishes a hedge position, the value of the securities or currencies being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

     The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

     The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

19.  USING OPTIONS AND FUTURES IN POTENTIALLY MORE AGGRESSIVE STRATEGIES

     This Section 19. should be read against the background of the generally applicable information about options, futures, and related risks that appears in
Section 15., 17. and 18. above.

     This Section 19. applies only to the Managed, Aggressive Balanced, Growth & Income, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Growth, Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds. The option and futures strategies discussed in this Section are in addition to those discussed for those (and other) Funds in Sections 7., 8., 16., and 18. above.

     WRITING CERTAIN TYPES OF OPTIONS: The Managed, Aggressive Balanced, Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth, Small/Mid Cap CORE, , Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may write "covered" put options on securities. In addition, the Managed, Aggressive Balanced, Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may also write covered put and call options on indexes composed of securities in which the Fund may invest. Such index options may be written in any manner that the Fund in question is authorized to write options on specific securities it owns.

     A put option written by a Fund will be deemed to be "covered" if the Fund maintains in a segregated account with its custodian cash or liquid securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Funds will also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under put or call options purchased by the Fund.

     PURCHASING CERTAIN TYPES OF OPTIONS. The Managed, Aggressive Balanced, Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Global Bond, and High Yield Bond Funds may purchase put and call options on securities in which it may invest, without specific restriction as to the circumstances of such purchases. Similarly, each of these Funds, as well as the Small/Mid Cap Growth and Short-Term Bond Funds, may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases.

     Option purchases of the type covered in the preceding paragraph would have to be consistent with the Fund's investment objective. Also, each of the above-listed Funds is subject to the limitation on certain futures and options transactions described in Section 20.

     USING OPTIONS TRADED OVER-THE-COUNTER OR ON FOREIGN EXCHANGES: The Managed, Aggressive Balanced, Growth & Income, Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may also use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner that they would be permitted to use such options that were traded on domestic exchanges.

These Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

     USING FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS FOR CERTAIN
PURPOSES: The Managed, Aggressive Balanced, Growth & Income, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Growth, Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and High Yield Bond Funds may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

     There is no specific overall limit on the amount of the assets these Funds may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the restrictions set forth in Section 20. below) limited to 5% of the Fund's net assets.

     RISKS OF POTENTIALLY MORE AGGRESSIVE OPTIONS AND FUTURES STRATEGIES: As outlined above, the Funds discussed in this Section 19. may engage in types of options and futures transactions not permitted to the other Funds, including over-the-counter options, writing covered put options, and more types of transactions that are not solely for hedging-type purposes or that otherwise may be more speculative. Also, even as to options and futures transactions of a type that are permitted to other Funds, these Funds are, in certain cases, not as limited regarding the amount of their assets that may be so employed. Accordingly, to the extent that these Funds exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Funds.

20.  LIMITING THE FUNDS' EXPOSURE TO CERTAIN FUTURES AND OPTION TRANSACTIONS.

     The Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds will not enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Fund's total assets.

     The following limitation applies to all of the Funds that can invest in financial futures contracts or options thereon, other than the Equity Index, Large Cap Value, Small Cap Equity, and International Opportunities Funds: No such other Fund may purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

     Nor will any of the Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Small Cap Equity or International Equity Funds enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Fund's total assets. Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

21.  USING OTHER TYPES OF DERIVATIVE INSTRUMENTS

     The Global Balanced, International Equity Index, and High Yield Bond Funds may engage in "swap" transactions (specifically interest rate, currency and index swaps) and in the purchase or sale of related "caps," "floors," or "collars." The Emerging Markets Equity Fund may also engage in those transactions and, in addition, may engage in equity swap transactions. The Managed and Aggressive Balanced Funds may each invest up to 10% of the respective Fund's total assets (at the time the swap is entered into) in currency and equity swaps for hedging purposes or for currency management strategies as discussed in Section 6 above. The International Equity Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps, although it will use currency swaps only for hedging purposes. The Global Bond Fund may also use these derivative instruments, but only for currency management strategies as discussed in Section 6. above.

     The nature and risks of these types of transactions are discussed further in the paragraphs that follow.

     INTEREST RATE SWAPS: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     INTEREST RATE CAPS, FLOORS AND COLLARS: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     CURRENCY, INDEX AND EQUITY SWAPS, CAPS, FLOORS AND COLLARS: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     RISKS AND PURPOSES OF THESE OTHER DERIVATIVES: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     SEGREGATION REQUIREMENTS FOR THESE DERIVATIVES: Each Fund will maintain cash or liquid high grade debt securities in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

22.  INVESTING IN OTHER INVESTMENT COMPANIES

     Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

     USING OTHER INVESTMENT COMPANIES TO GAIN EXPOSURE TO CERTAIN FOREIGN
SECURITIES: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only way) for a Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

     The International Equity Index Fund is likely to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. (A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions. An "open end" company is one whose shares are freely redeemable.)The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including country funds.

     The Large Cap Value CORE, Large Cap Value CORE II, and International Equity Funds may invest in iShares/(sm)/ (formerly called World Equity Benchmark Shares or "WEBS") and other investment company securities that represent a similar interest in securities included in a foreign securities index. iShares/(sm)/ are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. iShares/(sm)/ are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares/(sm)/ are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares/(sm)/ on the AMEX. To date, iShares/(sm)/ have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares/(sm)/ for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares/(sm)/ will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares/(sm)/ should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares/(sm)/ as part of its investment strategy.

     INVESTING IN STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDR'S): The Equity Index, Large Cap Value CORE, Large Cap Value CORE II, and Small/Mid Cap CORE Funds may, consistent with their investment objectives, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs.

     INVESTING IN MONEY MARKET FUND SHARES: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. The subadviser to the Mid Cap Growth Fund will remit the fees it receives from money market funds it manages, to the extent such fees are based on the Mid Cap Growth Fund's assets, to the Mid Cap Growth Fund. Nor are the Large Cap Value, Small Cap Value and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

23.  PURCHASING "WHEN ISSUED" SECURITIES AND FORWARD COMMITMENTS

     All Funds (other than the Growth & Income and Money Market Funds) may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

     In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

     ASSET SEGREGATION REQUIREMENT FOR THESE TRANSACTIONS. Each Fund will maintain in a segregated account with its custodian cash or liquid securities that at all times equal the amount of its when issued and forward commitments.

24.  SHORT-TERM TRADING

     All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time, in some instances for less than three months. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

25.  ENTERING INTO REPURCHASE AGREEMENTS

     All of the Funds may enter into repurchase agreements.

     A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     The Managed, Growth & Income, Large Cap Growth, Real Estate Equity, Active Bond, and Money Market Funds may not invest in repurchase agreements maturing in more than 7 days. No other Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% of the Fund's net assets.

     Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

26.  PARTICIPATING IN JOINT TRADING ACCOUNTS

     John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section 25. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and all of the Funds (except the Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth Fund, Small/Mid Cap CORE, Small Cap Growth, International Equity, and Money Market Funds) regularly participate in it.

     Each Fund is also free to participate in any similar joint trading account that their subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders, and the following Funds regularly participate in such other joint trading accounts: the Large Cap Value CORE, Large Cap Value CORE II, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, and International Equity Funds.

     In each case, the subadviser that operates one of these joint trading accounts is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

27.  LENDING OF FUND SECURITIES

     In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 60 days and will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

     Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

28.  USING REVERSE REPURCHASE AGREEMENTS AND MORTGAGE "DOLLAR ROLLS"

     The Short-Term Bond and Money Market Funds may enter into reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

     The Managed, Aggressive Balanced, Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Balanced, and Global Bond Funds may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

     The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are associated with other types of leverage.

     ASSET SEGREGATION REQUIREMENTS FOR REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS: Each Fund will set aside in a segregated account with its custodian liquid assets that at all times are at least equal to its obligations under outstanding reverse repurchase agreements and mortgage dollar rolls it has entered into.

29.  INVESTING IN RULE 144A AND ILLIQUID SECURITIES

     All Funds may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

     If illiquid, a Rule 144A security may not be purchased by the Money Market Fund. Nor may the Money Market Fund purchase any other investments that are deemed to be illiquid, if the total of all its illiquid assets would be more than 10% of its net assets. Each Fund other than the Money Market Fund, however, may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% of the Fund's net assets.

30.  INVESTING IN CONVERTIBLE SECURITIES AND WARRANTS
     ------------------------------------------------

     Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

31.  INVESTING IN INITIAL PUBLIC OFFERINGS ("IPOS")

     Some Funds of the Trust have the ability to invest in IPOs. IPO investments may be more volatile than other types of investments and a Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.


                THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

     To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

     As a matter of fundamental policy, no Fund will:

     (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate. Investments of the type permitted in the Real Estate Equity Fund are not deemed interests in real estate for the purposes of this restriction.

     (2) Make loans, other than through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies, except that each Fund may lend portfolio securities not having a value in excess of 33 1/3% of the Fund's total assets.

     (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

         (A) the Managed, Aggressive Balanced, Equity Index, Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Short-Term Bond, Active Bond II, Bond Index, Global Bond, and High Yield Bond Funds may

   (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

   (ii) purchase options on stock indexes and write such options to close out positions previously established, and

   (iii) enter into financial futures contracts or purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, Large/Mid Cap Value II, and Small Cap Equity Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to the Large Cap Value, Equity Index, Large/Mid Cap Value II, Small Cap Equity, and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

         (B) with respect to the Managed, Aggressive Balanced, Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and High Yield Bond Funds, forward foreign exchange contracts, forward commitments, and when issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purposes of this restriction;

         (C) the Managed, Aggressive Balanced, Mid Cap Growth, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may, in addition to the activities permitted in (A) and (B) above,

   (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

   (ii) enter into futures contracts on securities or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

         (D) the Large Cap Growth, Active Bond and Active Bond II Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C)(ii), above, with respect to the Funds listed therein, and the Growth & Income, Real Estate Equity, and Health Sciences Funds may enter into futures contracts and purchase or write options thereon to the same extent as if permitted in (A)(iii) and (C)(ii) above; and

         (E) the Managed, Aggressive Balanced, Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Active Bond II, Global Bond, and High Yield Bond Funds may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

     (4) Engage in the underwriting of securities of other issuers, except to the extent the Fund may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

     (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Fund as of the time each such borrowing is made, or 10% as to the Aggressive Balanced, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Fundamental Growth, Mid Cap Blend, Small/Mid Cap CORE, Small Cap Value, Health Sciences, International Equity Index, International Equity, Emerging Markets Equity, Bond Index, Active Bond II and High Yield Bond Funds, subject to a non-fundamental policy that none of these Funds will make additional investments at any time when such borrowings plus any amounts payable by the Fund under reverse repurchase agreements exceed 5% of that Fund's total assets.

     (6) Except as set forth in the following sentence, neither the Managed and Active Bond Funds, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets.

     (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

     (8) Invest for the purpose of exercising control over or management of any company.

     (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission ("SEC") or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Fund would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Fund's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Fund's total assets, or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction (9) does not apply to the Aggressive Balanced, Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Health Sciences, International Equity, Global Balanced, International Opportunities, Emerging Markets Equity, Bond Index, Active Bond II, Global Bond, or High Yield Bond Funds.

     (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Managed, Growth & Income, Large Cap Growth, Large Cap Aggressive Growth, Mid Cap Growth, Health Sciences, Global Balanced, or Global Bond Funds.

     (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction (3), above; the use of option contracts as permitted by restriction (3), above; and the use of foreign currency contracts.

     The Aggressive Balanced, Equity Index, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large Cap Aggressive Growth, Large/Mid Cap Value, Large/Mid Cap Value II, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Equity, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Active Bond II, Global Bond, and High Yield Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes.

     For purposes of any restrictions or limitation to which the Trust is subject, no Fund, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed

     (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

     (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Fund does not hold directly in its portfolio.

                  BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The following table provides information about the members of the Board of Trustees and the officers of the Trust:

NAME, ADDRESS AND AGE                POSITIONS HELD WITH TRUST     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------                -------------------------     ----------------------------------------------
Michele G. Van Leer* (age 43)        Chairman and Trustee          Senior Vice President, Product Management, John
John Hancock Place                                                 Hancock Life Insurance Company; Vice Chairman,
Boston, Massachusetts 02117                                        President & Director, John Hancock Variable
                                                                   Life Insurance Company


Thomas J. Lee* (age 46)              Vice Chairman, President      Vice President, Life and Annuity Services, John
John Hancock Place                   and Trustee                   Hancock Life Insurance Company; Vice President
Boston, Massachusetts 02117                                        & Director, John Hancock Variable Life
                                                                   Insurance Company


Elizabeth G. Cook (age 63)           Trustee                       Expressive Arts Therapist (Clients:
85 East India Row                                                  Massachusetts General Hospital, Dana-Farber
Boston, Massachusetts 02110                                        Cancer Institute); President, The Advertising
                                                                   Club of Greater Boston


Diane C. Kessler (age 54)            Trustee                       Executive Director, Massachusetts Council of
325 Parker Street                                                  Churches
Newton Centre, Massachusetts 02159

Robert Verdonck (age 55)             Trustee                       Chairman, President and Chief Executive
One Bennington Street                                              Officer, East Boston Savings Bank
East Boston, Massachusetts
02128

Hassell H. McClellan (age 55)        Trustee                       Associate Professor and Graduate Dean, The
Boston College                                                     Wallace E. Carroll School of Management, Boston
Graduate School of Management                                      College
140 Commonwealth Avenue
Chestnut Hill, Massachusetts
02467


Raymond F. Skiba (age 55)            Treasurer                     Director, Fund Financial Management, John
John Hancock Place                                                 Hancock Funds, Inc.
Boston, Massachusetts 02117

Karen Q. Visconti (age 47)           Secretary                     Senior Marketing Consultant, Life Product
John Hancock Place                                                 Management, John Hancock Life Insurance Company
Boston, Massachusetts  02117


* Ms. Van Leer and Mr. Lee are the only Trustees who are "interested persons" as defined in the Investment Company Act.

     Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

The combined interest of all the Trust's officers and Trustees, however, does not aggregate as much as 1% of any Fund's net assets.

     Compensation paid by the Trust to its current disinterested
Trustees during 2000 was as follows:

                    Ms. Cook         $52,100
                    Ms. Kessler      $47,800
                    Mr. Verdonk      $51,300
                    Mr. McClellan    $43,900

The Trust paid no compensation to any other officer or Trustee. Mr McClellan did not become a Trustee until February 16, 2000.

                       INVESTMENT ADVISORY ARRANGEMENTS

THE TRUST'S INVESTMENT ADVISORY ARRANGEMENTS WITH JOHN HANCOCK

     John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

     The Trust pays John Hancock investment advisory fees at the following rates:

                                JOHN HANCOCK'S INVESTMENT ADVISORY FEE
                                AS AN ANNUAL PERCENTAGE OF EACH PORTION
FUND                            OF THE FUND'S AVERAGE DAILY NET ASSETS
----                            --------------------------------------
Managed                         .74% of first $500 million; .68% of next $500 million; .65% above $1 billion

Large Cap Growth                .40% of first $500 million; .35% of next $500 million; .30% above $1 billion

Growth & Income                 .71% of first $150 million; .69% of next $150 million; .67% above $300 million

Aggressive Balanced             .675% of first $250 million; .625% of next $250 million; .60% above $500 million

Large Cap Value CORE            .75% of first $50 million; .65% of next $150 million; .60% above $200 million

Large Cap Value CORE II         .75% of first $50 million; .65% of next $150 million; .60% above $200 million

Large Cap Aggressive Growth     1.00% of first $10 million; .875% of next $10 million; .75% above $20 million

Active Bond                     .70% of first $100 million; .65% of next $150 million; .61% of next $250 million;
                                .58% of next $500 million; .55% above $1 billion
Active Bond II                  .70% of first $100 million; .65% of next $150 million; .61% of next $250 million;
                                .58% of next $500 million; .55% above $1 billion

Money Market                    .25%

Small Cap Growth                .75%

Large Cap Value                 .75%

Equity Index                    .15% of first $75 million; .14% of next $50 million; .13% above $125 million

Large/Mid Cap Value             .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million;
                                65% above $100 million

                                JOHN HANCOCK'S INVESTMENT ADVISORY FEE
                                AS AN ANNUAL PERCENTAGE OF EACH PORTION
FUND                            OF THE FUND'S AVERAGE DAILY NET ASSETS - CONTINUED
----                            --------------------------------------------------
Large/Mid Cap Value II          .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million;
                                 65% above $100 million
Small Cap Equity                .90% of first $150 million; .75% of next $150 million; .65% of next $200 million;
                                .60% above $500 million
Mid Cap Growth                  .85% of first $100 million; .80% above $100 million

Fundamental Growth              .90% of first $250 million; .85% above $250 million

Real Estate Equity              1.10% of first $50 million; 1.00% of the next $50 million; .90% of the next $100 million; .80% above $200 million

Health Sciences                 1.00% of first $250 million; .95% above $250 million

Mid Cap Blend                   .75% of first $250 million; .70% of next $250 million; .65% above $500 million

Small/Mid Cap Growth            .75% of first $250 million; .70% of next $250 million; .65% above $500 million

Small Cap Value                 .95%

Small/Mid Cap CORE              .80% of first $50 million; .70% above $50 million

Global Balanced                 1.05% of first $150 million; .95% of next $150 million; .80% of next
                                $200 million; .75% above $500 million

International Equity Index      .18% of first $100 million; .15% of next $100 million; .11% above $200 million

International Equity            1.00% of first $50 million; .95% of next $150 million; .90% above $200 million

International Opportunities     1.00% of first $20 million; .85% of next $30 million; .75% above $50 million

Emerging Markets Equity         1.30% of first $10 million; 1.20% of next $140 million; 1.10% above $150 million

Short-Term Bond                 .30%

Bond Index                      .15% of first $100 million; .13% of next $150 million; .11% above $250 million

Global Bond                     .85% of first $150 million; .80% of next $150 million; .75 of next $200 million;
                                .70% above $500 million

High Yield Bond                 .65% of first $100 million; .60% of next $100 million; .50% above $200 million

     Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

     All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

THE TRUST'S ARRANGEMENTS WITH SUBADVISERS

     Set forth below are the names to the Funds' subadvisers and certain persons who may control them.

                  SUBADVISER                                                                    GENERAL NATURE
                AND THE FUNDS               SUBADVISER'S                                              OF
                  IT MANAGES             CONTROLLING PERSON      BASIS OF CONTROL         CONTROL PERSON'S BUSINESS
       --------------------------------  ------------------   -----------------------  --------------------------------

   1.  Independence Investment LLC       John Hancock         Indirectly owns 100%     Financial services holding
       (Managed, Growth & Income,        Financial Services   of voting stock          company
       Large Cap Growth, Real Estate     Inc.
       Equity, Short-Term Bond,
       Aggressive Balanced, Mid-Cap      John Hancock         Indirectly owns          Life insurance and other
       Blend and International Equity    Life Insurance       100% of voting stock     financial services provided
       Index Funds)                      Company                                       directly or through subsidiaries

   2.  John Hancock Advisers, Inc.       Same as 1. above.
       (Small Cap Growth, Active Bond
       and Active Bond II Funds)

   3.  SSgA Funds Management, Inc.       State Street         Owns 100% of the         Financial services holding
       (Equity Index Fund)               Corporation          subadviser               company

   4.  T. Rowe Price Associates, Inc.    T. Rowe price        Owns 100% of the         Publicly traded financial
       (Large Cap Value and Small Cap    Group, Inc.          subadviser               services holding company
       Value Funds)

                  SUBADVISER                                                                    GENERAL NATURE
                AND THE FUNDS               SUBADVISER'S                                              OF
            IT MANAGES--CONTINUED        CONTROLLING PERSON      BASIS OF CONTROL         CONTROL PERSON'S BUSINESS
       --------------------------------  ------------------   -----------------------  --------------------------------

   5.  Janus Capital Corporation         Stilwell             Indirectly owns 88.7%    Publicly traded financial asset
       (Mid Cap Growth Fund)             Financial, Inc.      of the subadviser        management company
                                                              Owns 6.2% of the
                                         Thomas H. Bailey     subadviser and, by       CEO and Chairman of the Board,
                                                              contract, may elect      Janus Capital Corporation
                                                              majority of the
                                                              subadviser's directors
                                                              (subject to approval
                                                              of Stilwell Financial,
                                                              Inc.)

   6.  Goldman Sachs Asset Management    Goldman, Sachs &     The subadviser is a      Publicly traded investment
       (Small/Mid Cap CORE, Large Cap    Co.                  unit of the Investment   banking and financial services
       Value CORE, Large Cap Value                            Management Division of   company
       CORE II and International                              Goldman, Sachs & Co.
       Equity Funds)

   7.  T. Rowe Price International,      T. Rowe              Indirectly owns 100%     Publicly traded financial
       Inc. (International               PriceGroup, Inc.     of the subadviser        services holding company
       Opportunities Fund)

   8.  Morgan Stanley Dean Witter        Morgan Stanley       Directly owns 100% of    Publicly traded financial
       Investment Management Inc.        Dean Witter & Co.    voting stock             services company
       (Emerging Markets Equity  and
       Real Estate Equity Funds)

   9.  Mellon Bond Associates, LLP       Mellon Financial     Directly owns 100% of     Bank holding company
       (Bond Index Fund)                 Corporation          the subadviser

  10.  Wellington Management Company,    Laurie A. Gabriel;   Managing Partners         Investment management
       LLP (High Yield Bond, Small/Mid   Duncan M.
       Cap Growth, Large/Mid Cap         McFarland;
       Value, Large/Mid Cap Value II     John R. Ryan
       and Money Market Funds)

  11.  Alliance Capital Management,      AXA Financial,       AXA and its               Life insurance and other
       LLP (Large Cap Aggressive         Inc. ("AXA")         subsidiaries owned        financial services
       Growth)                                                (as of 10/2/00) 55.38%
                                                              partnership interest
                                                              in the subadviser

  12.  Capital Guardian Trust Company    The Capital Group    The subadviser is an     Financial services holding
       (Managed, Small Cap Equity,       Companies, Inc.      indirect wholly owned    company
       Global Balanced and Global Bond   ("CGCI")             subsidiary of CGCI
       Funds)
  13.  Putnam Investment Management,     Marsh & McLennan     The subadviser is an     Publicly owned holding company
       LLC                               Companies, Inc       indirect wholly owned    whose principal businesses are
       (Growth & Income, Fundamental     (Marsh")             subsidiary of Marsh      international insurance and
       Growth and Health Sciences                                                      reinsurance brokerage,
       Funds)                                                                          employment benefit counseling
                                                                                       and investment management


Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. THE BELOW FEES ARE PAID BY JOHN HANCOCK AND NOT BY THE FUNDS.


                                                  SUBADVISORY FEES PAYABLE BY JOHN HANCOCK,
          FUND                             AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
-------------------------  ---------------------------------------------------------------------------------------
Managed                    Assets managed by Independence Investment Associates, Inc. :  .30% of first $500 million;
                           .2625% of next $500 million; and .2250% above $1 billion
                           Assets managed by Capital Guardian Trust Company :  .50% of first $150 million;
                           .45% of next $150 million; .30% of next $200 million; and .25% above $500 million

Large Cap Growth,          .30% of first $500 million; .2625% of next $500 million; and .225% above $1 billion

Growth & Income            Assets managed by Independence Investment Associates, Inc. :  .1875%
                           Assets managed by Putnam Investment Management, Inc. :  .50% of first $150 million;
                           .45% of next $150 million; and .35% above $300 million

Active Bond                .25% of first $100 million; .20% of next $150 million; .16% of next $250 million;
                           .125% of next $500 million; and .10% above $1 billion

Active Bond II             .25% of first $100 million; .20% of next $150 million; .16% of next $250 million;
                           .125% of next $500 million; and .10% above $1 billion

Real Estate Equity         Assets managed by Independence Investment Associates, Inc. :  .30% of first
                           $300 million; .25% of next $500 million; and .20% above $800 million
                           Assets managed by Morgan Stanley Dean Witter Investment Management Inc.:  .70% of
                           first $50 million; .60% of next $50 million; .50% of next $100 million; and .40% above
                           $200 million

Health Sciences            .55% of first $250 million; and .50% above $250 million

Short-Term Bond            .19% of first $250 million; .17% of next $250 million; and .15% above $500 million

Aggressive Balanced        .325% of first $250 million; .275% of next $250 million; and .25% above $500 million

Mid Cap Blend              .40% of first $250 million; .35% of next $250 million; and .30% above $500 million


                                                  SUBADVISORY FEES PAYABLE BY JOHN HANCOCK,
     FUND--CONTINUED                AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS--CONTINUED
-------------------------  ---------------------------------------------------------------------------------------
Small Cap Growth           .50%

Equity Index               .07% of first $75 million; .06% of next $50 million; .05% of next $275 million; and
                           .03% above $400 million

Large Cap Value            .40%

Mid Cap Growth             .60% of first $100 million;  .55% of the next  $400 million; and .45% above $500 million

Small/Mid Cap              .60% of first $50 million; and .50% above $50 million
CORE

Large Cap Value            .40% of first $50 million; .30% of next $150 million; and .25% above $200 million
CORE

Large Cap Value            .40% of first $50 million; .30% of next $150 million; and .25% above $200 million
CORE II

International Equity       .60% of first $50 million; .55% of next $150 million; and .50% above $200 million

Small Cap Equity           .65% of first $150 million; .50% of next $150 million;.40% of next $200 million; and
                           .35% above $500 million
Small Cap Value            .60%

Global Balanced            .65% of first $150 million; .55% of next $150 million; .40 of next $200 million; and
                           .35% above $500 million

International Equity       .125% of first $100 million; .10% of next $100 million; and .06% above $200 million
Index

International              .75% of first $20 million; .60% of next $30 million; .50% of next $150 million; and

Opportunities              .50% of all assets if the Fund reaches $200 million of net assets

Emerging Markets           1.10% of first $10 million; .90% of next $140 million; and .80% above $150 million.
Equity

Bond Index                 .08% of first $100 million; .06% of next $150 million; and .04% above $250 million

Global Bond                .40% of first $150 million; .35% of next $150 million; .30% of next $200 million; and
                           .25% above $500 million

High Yield Bond            .50% of first $100 million; .45% of next $100 million; and .35% above $200 million.

Small/Mid Cap              .55% of first $100 million; .45% of next $100 million; and .40% above $200 million
Growth

Large/Mid Cap              .60% of first $25 million; .50% of next $25 million; .40% of next $50 million; and
Value                      .30% above $100 million



                                                  SUBADVISORY FEES PAYABLE BY JOHN HANCOCK,
     FUND--CONTINUED                AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS--CONTINUED
-------------------------  ---------------------------------------------------------------------------------------
Large/Mid Cap              .60% of first $25 million; .50% of next $25 million; .40% of next $50 million; and
Value II                   .30% above $100 million

Large Cap                  .75% of first $10 million; .625% of next $10 million; and .50% above $20 million
Aggressive Growth

Fundamental Growth         .50% of first $250 million; and .45% above $250 million

Money Market               .09% of first $250 million; .05% of next $500 million; and .02% above $750 million

Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense Reimbursements

     Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the subadvisory fees that John Hancock paid to subadvisers for the past three years:


FUND                                            INVESTMENT ADVISER                                  SUBADVISERS*
----                                   ------------------------------------             --------------------------------------
                                       2000            1999            1998             2000            1999            1998
                                       ----            ----            ----             ----            ----            ----
Aggressive Balanced.......      $   103,557          23,956              --       $   50,277          11,118              --
Managed...................       12,069,024      10,789,553       9,825,708        7,988,141       8,001,416       7,369,096
Growth & Income...........       12,188,384       9,806,770       7,959,851        7,674,810       7,269,220       5,970,179
Equity Index..............          682,347         448,044         270,965          252,856         181,624         134,418
Large Cap Value...........        1,222,357       1,087,807         746,229          811,804         710,068         497,498
Large Cap Value CORE......           81,748          13,622              --           43,874           6,990              --
Large Cap Value CORE II...           22,112                                           11,056
Large Cap Growth..........        4,955,653       4,378,106       3,445,963        3,756,913       3,250,179       2,584,378
Large Cap Aggressive
   Growth.................          214,471          38,421              --          156,294          27,498              --
Large/Mid Cap Value.......           87,948          16,857              --           55,933          10,259              --
Large/Mid Cap Value II....          829,660         735,223         708,164          522,783         469,451         486,843
Mid Cap Growth............        4,303,524       1,646,277         506,917        3,001,588       1,119,977         357,811
Real Estate Equity........          946,388         835,184       1,071,226          473,629         413,496         535,611
Small/Mid Cap Growth......        1,382,046       1,360,053       1,490,558          939,041         902,527         993,730
Fundamental Growth........          249,227          17,491              --          144,847           9,805              --
Mid Cap Blend.............           83,854          13,034              --           44,970           6,703              --
Small/Mid Cap CORE........          131.301          47,616          24,490           99,006          35,177          18,367
Small Cap Equity..........          602,274         512,633         444,992          409,844         348,363         305,920
Small Cap Value...........          126,890          15,837              --           87,204          10,454              --
Small Cap Growth..........        1,965,285         732,594         420,449        1.319,650         478,916         280,306
Global Balanced...........          261,293         253,044         235,511          149,889         147,136         138,538
International Equity Index          354,066         313,649         503,992          240,625         210,822         339,357
International Equity......          139,438          35,992              --           84,469          20,788              --
International
   Opportunities..........          819,520         582,128         440,905          589,537         409,561         821,925
Emerging Markets                                                                     408,779
   Equity.................          523,867         182,265          67,915                          145,114          57,466
Short-Term Bond...........          220,826         216,170         192,680          114,279         135,464         122,022
Bond Index................           72,662          48,433          26,490           39,093          25,498          14,128
Active Bond...............        2,573,480       2,214,912       2,127,466        1,534,969       1,643,765       1,595,666
Active Bond II............           18,261                                            7,826
Global Bond...............          467,803         488,070         328,177          290,135         306,570         211,575
High Yield Bond...........          159,282         111,177          49,428          123,619          84,425          38,023
Money Market..............        1,038,533         965,427         748,405        1,038,533         953,183              --

* Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.

     Under the investment advisory agreements, for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% (.25% prior to April 23, 1999) of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. These reimbursements have been as follows for the past three years (rounded to the nearest $1,000 for 1998):

FUND                                      2000           1999            1998
----                                      ----           ----            ----
Aggressive Balanced.................  $ 17,933       $  6,609        $     --
Equity Index........................        --        275,336         543,000
Large Cap Value.....................        --             --              --
Large Cap Value CORE................    26,638          5,824              --
Large Cap Aggressive Growth.........    11,479          3,504              --
Large/Mid Cap Value.................    28,895          6,512              --
Mid Cap Growth......................        --             --          15,000
Small/Mid Cap Growth................        --          1,790              --
Small Cap Equity....................    23,198          6,224          17,000
Small Cap Value.....................    32,214          9,254              --
Small Cap Growth....................        --                         27,000
Global Balanced.....................    85,676         91,146         199,000
International Equity Index..........   195,833         21,900         124,000
International Equity................    92,396         21,901              --
International Opportunities.........   154,310         92,017         145,000
Global Bond.........................    63,735          1,445          31,000
Fundamental Growth..................    10,455          2,888              --
Mid Cap Blend.......................    21,030          6,011              --
Small/Mid Cap CORE..................    53,769         77,179         107,000
Emerging Markets Equity.............   499,569        294,354         111,000
Bond Index..........................    11,335         17,185          56,000
High Yield Bond.....................    29,620         42,314          85,000
Active Bond.........................   201,827             --              --

                   ARRANGEMENTS WITH OTHER SERVICE PROVIDERS
                                 TO THE TRUST

UNDERWRITING AND INDEMNITY AGREEMENT

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

CUSTODY OF THE TRUST'S ASSETS

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charge; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships.
In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

SUBADMINISTRATION AGREEMENT WITH STATE STREET BANK

     Pursuant to a subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements, . The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is phased-in for new Funds at the rate of 1/12 in month one, 2/12th in month two, increasing incrementally per month until the full monthly minimum is in effect in month 12 ($1,333).

INDEPENDENT AUDITORS

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

AMOUNTS OF BROKERAGE PAID

     Brokerage commissions paid by the Funds were as follows for the past three years:

FUND                                      2000           1999            1998
----                                      ----           ----            ----
Aggressive Balanced.............    $   12,367     $    4,424      $       --
Managed.........................     2,752,720      2,385,643       1,843,929
Growth & Income.................     5,189,868      4,741,953       2,673,170
Equity Index....................        64,982         61,865          33,797
Large Cap Value.................       155,165        110,393          63,944
Large Cap Value CORE............        13,236          3,240              --
Large Cap Value CORE II.........         5,471             --              --
Large Cap Growth................     1,695,781      1,389,454         815,587
Large Cap Aggressive Growth.....        33,476         11,885              --
Large/Mid Cap Value.............        19,805          6,876              --
Large/Mid Cap Value II..........       703,137        383,634         495,154
Mid Cap Growth..................       486,217        245,913         146,033
Real Estate Equity..............       341,413        122,021         177,186
Fundamental Growth..............        40,554          3,082              --
Mid Cap Blend...................        27,104          5,586              --
Small/Mid Cap CORE..............        29,151         12,371           7,225
Small/Mid Cap Growth............       214,360        621,068         893,945
Small Cap Equity................       325,733        284,381         176,549
Small Cap Value.................       142,364         21,848              --
Small Cap Growth................       236,981        146,206         103,248
Global Balanced.................        76,975         47,678          51,205
International Equity Index......        87,614        133,746         730,529
International Equity............        36,616         16,561              --
International Opportunities.....       277,851         74,940         117,083
Emerging Markets Equity.........       235,636        189,025          10,018
Bond Index......................         1,770            598              --
Global Bond.....................         5,910             --              --
High Yield Bond.................            --            200              --

HOW BROKERS AND DEALERS ARE SELECTED

     Orders for the purchase and sale of Fund portfolio investments are placed by the respective subadvisers to the Funds. All of these subadvisers place orders in such manner as, in their opinion, will offer the best overall price and execution of each transaction. In seeking the best price and execution for equity securities traded only in the over-the-counter market, they normally deal directly with the principal market-makers. It is not the practice of sub-advisers to seek the lowest available commission if, in their reasonable judgement, there is a material risk that the total cost or proceeds from the transaction might be less favorable than what may be obtainable elsewhere.

     The subadvisers are governed in the selection of brokers and dealers and the negotiation of brokerage commission rates (or the payment of net prices in the case of debt securities) by the reliability and quality of the broker's or dealer's services. Although some weight is given to the availability and value of research and statistical assistance (discussed immediately below) furnished by the broker or dealer to the subadviser, it is not always possible to place a dollar value on such information and services. Because it is only supplementary to the subadvisers' own research efforts, the receipt of research information and statistical assistance is not expected to reduce their expenses measurably.

RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     Research and statistical assistance typically furnished by brokers or dealers includes, but is not limited to, analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser will make an appropriate allocation of those uses and will pay for any non-research portion of the systems with its own funds.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them, and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

RELATIONSHIP BETWEEN BROKERAGE COMMISSIONS AND RESEARCH AND STATISTICAL SERVICES FURNISHED BY BROKERS AND DEALERS

     The subadvisers or the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. Nor, except as set forth below, will John Hancock or the subadvisers direct brokerage upon any prescribed basis to a broker because of research services provided. The subadviser for the Mid Cap Growth Fund may have an internal procedure for allocating transactions, in a manner consistent with its execution policy, to brokers that it has identified as providing superior executions, research, or research related products or services which benefit its advisory clients, including the Fund.

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage and research services

BROKERAGE TRANSACTIONS IN FOREIGN MARKETS

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

SIMULTANEOUS TRANSACTIONS WITH OTHER ACCOUNTS

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at prices which are approximately averaged.

USE OF BROKERS WHO ARE AFFILIATED WITH A SUBADVISER

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:


                                                                                                   AMOUNT OF COMMISSIONS
                                    NAME               NATURE OF BROKER'S                               PAID BY FUND
                                     OF                 AFFILIATION WITH                  ----------------------------------------
FUND                          AFFILIATED BROKER        FUND'S SUB-ADVISER                    2000             1999            1998
--------------------------  ---------------------  ---------------------------               ----             ----            ----
International               Ord Minnett Group      Wholly-owned subsidiary of              $    0          $    34        $    263
 Opportunities              Ltd.                      sub-adviser's parent
International               Jardine Fleming & Co.  Wholly-owned subsidiary of              $  518          $   710        $    311
 Opportunities                                        sub-adviser's parent
International               Robert Fleming         Wholly-owned subsidiary of              $  527          $ 1,166        $  1,018
 Opportunities              Securities, Ltd.          sub-adviser's parent
International               Jardine Fleming & Co.  Wholly-owned subsidiary of              $4,485          $     0        $      0
 Opportunities II                                  sub-adviser's parent
International               Robert Fleming         Wholly-owned subsidiary of              $   77          $     0        $      0
 Opportunities II           Securities, Ltd        sub-adviser's parent
Large/Mid Cap Value II      Neuberger Berman,      Dual operating division of              $  890          $80,598        $366,985
                            LLC *                  sub-adviser's parent
Large Cap Value CORE        Goldman, Sachs & Co.   Dual operating division of              $    0          $    96        $      0
                                                   sub-adviser's parent
Large Cap Value             Neuberger Berman       Affiliated broker of Trust              $  190          $     0        $      0
                            LLC *                  affiliated sub-adviser
Small/Mid Cap CORE          Goldman, Sachs & Co.   Dual operating division of              $  753          $   120        $      0
                                                   parent of sub-adviser
International Equity        Goldman, Sachs & Co.   Dual operating division of              $  128          $     0        $      0
                                                   parent of sub-adviser
Emerging Markets Equity     Morgan Stanley Asia    Wholly-owned subsidiary of              $1,785          $ 2,779        $      0
                            Limited                sub-adviser's parent
Emerging Markets Equity     Morgan Stanley         Wholly-owned subsidiary of              $  880          $ 3,276        $      0
                            International Limited  sub-adviser's parent

* Neuberger Berman, LLC is an affiliate of Neuberger & Berman, LLC, which is no longer the sub-adviser of the Large/Mid Cap Value II Fund.

     For 2000, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 5.13% for the International Opportunities Fund, 4.89% for the International Opportunities II Fund, 3.89% for the Large/Mid Cap Value II Fund, 0.82% for the Large Cap Value Fund, 1.84% for the International Equity Fund, 2.26% for the Small/Mid Cap CORE Fund, and 1.82% of the Emerging Markets Equity Fund. For 2000, the total brokerage commissions on such transactions through affiliated brokers, as a percentage of commissions paid on all brokerage-type transactions was 0.57% for the International Opportunities Fund, 4.88 for the International Opportunities II Fund, 0.13% for the Large/Mid Cap Value II Fund, 0.12% for the Large Cap Value Fund, 2.64% for the Small/Mid Cap CORE Fund, 0.38% for the International Equity Fund, and 1.13% for the Emerging Markets Equity Fund.

                                CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the sub-advisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the sub-advisers to the various funds of the Trust ("Sub-Advisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and sub-advisers to the funds and the interests of the funds. These Codes do not prohibit personnel from investing in securities that may be purchased or held by the funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, approve the Variable Series Trust's Codes of Ethics and the Sub-Advisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Sub-Advisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

                        FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 33 series, each corresponding to one of the Trust's 33 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

                    SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

                     SALES AND REDEMPTIONS OF FUND SHARES

"SEED MONEY" SHARES

          Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" have been as follows:

                                            "SEED MONEY"                  DATE
                                         HARES PURCHASED BY                OF
FUND                                       JOHN HANCOCK                 PURCHASE
----                                       ------------                 -------
Aggressive Balanced                         $10,000,000                 8/31/99
Equity Index                                 15,000,000                  5/1/98
Large Cap Value CORE                          5,000,000                 8/31/99
Large Cap Value CORE II                       5,000,000                 6/30/00
Large Cap Aggressive Growth                  10,000,000                 8/31/99
Large/Mid Cap Value                           5,000,000                 8/31/99
Fundamental Growth                            5,000,000                 8/31/99
Mid Cap Blend                                 5,000,000                 8/31/99
Small/Mid Cap CORE                            5,000,000                  5/1/98
Small Cap Value                               5,000,000                 8/31/99
Health Sciences                              20,000,000                  5/1/01
International Opportunities                  15,000,000                  5/1/98
Global Balanced                              20,000,000                  5/1/96
International Equity                         10,000,000                 8/31/99
Emerging Markets Equity                      10,000,000                  5/1/98
Bond Index                                   25,000,000                  5/1/98
High Yield Bond                              10,000,000                  5/1/98
Active Bond II                                5,000,000                 6/30/00

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

SHARES SOLD AND REDEEMED IN CONNECTION WITH TRANSACTIONS UNDER VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

                     COMPUTING THE FUNDS' NET ASSET VALUE

     The net asset value per share of each Fund is determined once daily, after the declaration of dividends, if any, as of 4:00 p.m., New York City time, on each business day the New York Stock Exchange ("Exchange") is open for regular trading. For this purpose, however, certain derivative instruments may be valued using prices as late as 4:15 p.m.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and covered call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

                                     TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.


                       INFORMATION ABOUT FUND PERFORMANCE

HOW MONEY MARKET FUND YIELDS ARE CALCULATED

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by
52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     For the seven-day period ending December 31, 2000, the Money Market Fund's current yield was 6.38%; its effective yield was 6.58%.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

CHARGES UNDER VARIABLE LIFE INSURANCE AND VARIABLE ANNUITY POLICIES

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

                                 LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.


                          REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

APPENDIX A
----------

                            CORPORATE BOND RATINGS

     Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

     . Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     . Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     . Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     . Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     . Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     . Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     . Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     . Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     . Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     . AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     . AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     . A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     . BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     . BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     . C1 -- This rating is reserved for income bonds on which no interest is being paid.

     . D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, included in Post-Effective Amendment No. 3 to File No. 33-2081, filed in April, 1988.

     (b) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 27, 2000, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-14 (File No. 333-47686) Filed on December 6, 2000.

     (c)  Not Applicable.

     (d)
     (1) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Mutual Life Insurance Company dated April 12, 1988 relating to the Initial Funds, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

     (2) Sub-Investment Management Agreement among John Hancock Variable Series Trust I, Independence Investment Associates, Inc., and John Hancock Mutual Life Insurance Company dated April 29, 1988, relating to the Large Cap Growth Fund, included in Post-Effective Amendment No. 4 to this File No. 33-2081 filed in April, 1989. Form of Sub-Investment Agreement among John Hancock Variable Series Trust I, Independence Investment Associates, Inc., and John Hancock Life Insurance Company, relating to the Managed and Growth & Income incorporated by reference to this File No. 33-2081, filed in a definitive proxy statement on September 14, 2000.

     (3) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, and John Hancock Life Insurance Company, pertaining to the Real Estate Equity Fund, incorporated by reference to this File No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (4) Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company dated as of April 12, 1988, relating to the Real Estate Equity and International Equity Index Funds, included in Post-Effective Amendment No. 3 to this File No. 33-2081, filed in April, 1988.

     (5) Amendment dated as of May 1, 1998 to the Investment Management Agreement dated as of April 12, 1998 relating to the Real Estate Equity and International Equity Index Funds, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

     (6) Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Short-Term Bond and Small/Mid Cap Growth Funds, included in Post- Effective Amendment No. 9 to this File No. 33-2081, filed on March 1, 1994.

     (7) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, Inc. and John Hancock Mutual Life Insurance Company relating to the Short-Term Bond Fund, included in Post- Effective Amendment No. 9 to this File No. 33-2081, filed on March 1, 1994.

     (8) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Wellington Management Company, LLP and John Hancock Mutual Life Insurance Company relating to the Small/Mid Cap Growth Fund, included in Post-Effective Amendment No. 21 to this File No. 33-2081, filed on May 3, 1999.

     (9) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Mutual Life Insurance Company, relating to the Sovereign Bond Fund (now named Active Bond Fund), included in Post-Effective Amendment No. 11 to this File No. 33-2081, filed on April 29, 1995.

     (10) Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Equity Index, Large Cap Value, Mid Cap Growth, Large/Mid Cap Value II (formerly Mid Cap Value), Small Cap Growth, Small Cap Equity (formerly Small Cap Value), Global Bond, International Opportunities, and Global Balanced (formerly International Balanced) Funds, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

     (11) Amendment, dated May 1, 1997, to the Investment Management Agreements dated April 12, 1988, April 15, 1994, and March 14, 1996, to reallocate Fund expenses and to reduce the advisory fee of the Short-Term Bond Fund and the Equity Index Fund, included in Post-Effective Amendment No. 16 to this File No. 33-2081, filed on May 1, 1997.

     (12) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Mutual Life Insurance Company, relating to the Large Cap Value Fund, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

     (13) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Mutual Life Insurance Company, relating to the Amendment, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

     (14) Investment Management Agreement dated as of June 1, 2000, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company relating to the Large Cap Value Core II and Active Bond II Funds (formerly the American Leaders Large Cap Value and Core Bond Funds, respectively), is incorporated by reference to PEA No. 30 to this File No. 33-2081, Filed on February 21, 2001.

     (15) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Mutual Life Insurance Company, relating to the Small Cap Growth Fund, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

     (16) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Small Cap Equity Fund (formerly the Small Cap Value Fund) incorporated by reference to this File No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (17) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Global Bond Fund, incorporated by reference to this File No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (18) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference to this File No. 33-2081, filed in the definitive proxy statement on August 24, 2000.

     (19) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Global Balanced Fund, incorporated by reference to this File No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (20) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Mutual Life Insurance Company, relating to the Equity Index Fund, included in Post- Effective Amendment No. 16 to this File No. 33-2081, filed on May 1, 1997.

     (21) Amendment to Sub-Investment Management Agreement among John Hancock Variable Series Trust I, State Street Bank and Trust Company, and John Hancock Mutual Life Insurance Company, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

     (22) Investment Management Agreement dated as of April 14, 1998 By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Small/Mid Cap CORE, International Opportunities II (Formerly Global Equity), Emerging Markets Equity, Bond Index, and High Yield Bond Fund, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

     (23) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Mutual Life Insurance Company, relating to the Small/Mid Cap CORE Fund, included in Post-Effective Amendment No. 21 to this File No. 33-2081, filed on May 3, 1999.

     (24) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence International Associates, Inc., and John Hancock Mutual Life Insurance Company, relating to the International Equity Index Fund, included in Post-Effective Amendment No. 21 to this File No. 33- 02081, filed on May 3, 1999.

     (25) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Mutual Life Insurance Company, relating to the Bond Index Fund, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

     (26) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Mutual Life Insurance Company, relating to the High Yield Bond Fund, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

     (27) Amendment No. 2 to the Investment Management Agreement dated as of March 14, 1996 By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company included in Post-Effective Amendment No. 21 to this File No. 33-2081 filed on May 3, 1999.

     (28) Amendment No. 3 to the Investment Management Agreement dated as of March 14, 1996 By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company included in Post-Effective Amendment No. 21 to this File No. 33-2081 filed on May 3, 1999.

     (29) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Morgan Stanley Dean Witter Advisors, Inc., and John Hancock Mutual Life Insurance Company, relating to the Emerging Markets Equity Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (30) Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company relating to the Large Cap Aggressive Growth, Fundamental Growth (formerly Fundamental Mid Cap Growth), International Equity, Aggressive Balanced, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Blend, and Small Cap Value (Formerly Small/Mid Cap Value), Funds included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (31) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Alliance Capital Management L.P., and John Hancock Mutual Life Insurance Company relating to the Large Cap Aggressive Growth Fund, included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (32) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Putnam Investment Management, Inc., and John Hancock Life Insurance Company relating to the Fundamental Growth Fund incorporated by reference to this File No. 33-2081 filed in the definitive proxy statement on August 24, 2000.

     (33) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Mutual Life Insurance Company relating to the International Equity Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (34) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Mutual Life Insurance Company relating to the Large Cap Value CORE Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (35) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, Inc., and John Hancock Mutual Life Insurance Company relating to the Aggressive Balanced Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (36) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Independence Investment Associates, Inc., and John Hancock Mutual Life Insurance Company relating to the Mid Cap Blend Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (37) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Mutual Life Insurance Company relating to the Large/Mid Cap Value Fund included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

     (38) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, T. Rowe Price Associates, and John Hancock Life Insurance Company relating to the Small Cap Value Fund is hereby incorporated by reference to Schedule 14A to this File No. 33-2081, Filed on February 12, 2001.

     (39) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, John Hancock Advisers, Inc. and John Hancock Life Insurance Company relating to the Active Bond II (formerly Core
          Bond) Fund, is hereby incorporated by reference to Schedule 14A to this File No. 33-2081, Filed on February 12, 2001.

     (40) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Morgan Stanley Dean Witter Investment Management Inc., and John Hancock Life Insurance Company relating to the Real Estate Equity Fund to this File No. 33-2081 on November 1, 2000.

     (41) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Goldman Sachs Asset Management and John Hancock Life Insurance Company, relating to the Large Cap Value Core II Fund, is hereby incorporated by reference to Schedule 14A to this File No. 33-2081, Filed on February 12, 2001.

     (42) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Putnam Investment Management, LLC and John Hancock Life Insurance Company, relating to the Growth & Income Fund, incorporated by reference to this file No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (43) Form of Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Capital Guardian Trust Company and John Hancock Life Insurance Company, relating to the Managed Fund, incorporated by reference to this file No. 33-2081, filed in the definitive proxy statement on September 14, 2000.

     (44) Form of Sub-Investment Management Agreement among John Hancock Variable Series trust I, John Hancock Life Insurance Company and Putnam Investment Management LLC, relating to the Health Sciences Fund is filed herewith.

     (45) Form of Sub-Investment by and among John Hancock Variable Series Trust I, Wellington Management Company, LLP and John Hancock Life Insurance Company, relating to the Large Mid Cap Value II and Money Market Funds, is hereby incorporated by reference to Schedule 14A to this File No. 33-2081, filed on February 12, 2001.

     (e) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), Incorporated by reference to this file 33-2081, filed in Post-Effective Amendment No. 14 on Form N-1A on February 28, 1997.

     (f)  Not Applicable.

     (g) (1) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equity Index and Small/Mid Cap CORE Fund, included in Post-Effective Amendment No. 10 to this File No. 33-2081, filed on March 2, 1995.

          (2) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover additional Funds, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

          (3) Amendment dated as of April 14, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

          (4) Form of Amendment dated as of July 28, 1999 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

          (5) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, as amended, incorporated by reference to Post-Effective Amendment No. 24 to this File No. 33-2081, Filed on April 6, 2000.

          (6) Amendment dated as of June 27, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (7) Amendment dated as of July 26, 2000 to Custodian Agreement dated January 30 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing the change in the sub-advisor of the Fundamental Growth Fund (formerly Fundamental-Mid Cap Growth), is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (8) Form of Amendment dated as of December 21, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, to reflect new names and new sub-advisors for multiple Funds as well as the deletion of International Opportunities II, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

     (h) Amendment dated April 29, 1988 to Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, which was priorly included in Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

     (i) Opinion and Consent of Counsel regarding the legality of the securities being registered, Filed herewith.

     (j)  (1) Consent of Ernst & Young LLP, Filed herwith.

     (j)  (2) Representation of Counsel as to eligibility of Rule 485(b).

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p) Code of Ethics, adopted by the John Hancock Variable Series Trust I, its Investment Adviser and Principal Underwriter, revised May 2000, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001.

     (q) Diagram of Subsidiaries of John Hancock Financial Services, Inc.,
     John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Serivices, Inc. filed on Form 10K (File No. 1-15670) on March 29, 2001.

     (r) Powers of Attorney for Elizabeth G. Cook, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan and Robert F. Verdonck, included in Post-Effective Amenement No. 25, to this File No. 33-2081 on
     May 11, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Currently, shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts H, U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Variable Life Insurance Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; (4) John Hancock Variable Annuity Account I and JF, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO; and
(5) Separate Account IPL-1, a separate investment account created pursuant to Delaware law to fund variable life insurance policies issued by Investors Partner Life Insurance Company, ("IPL"), a life insurance company organized under the laws of Delaware. (The ten variable accounts are hereinafter referred to as "Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with such Separate Accounts will have the opportunity to instruct JHVLICO, John Hancock and IPL, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock, JHVLICO and IPL directly control the Registrant, and the Separate Accounts currently are its sole shareholders.

Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock, JHVLICO and IPL. A diagram of the subsidiaries of John Hancock is incorporated by reference to Item 23(q) to this Form N-1A.

ITEM 25. INDEMNIFICATION

Reference is made to Article VI of the Registrant's By-Laws (Exhibit 2 to Post-Effective Amendment No. 3 to this Registration Statement filed in April,
1988), which provides that the Trust shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

Sections 6.3 through 6.17 of the Declaration of Trust (Exhibit 1 to Post-Effective Amendment No. 3 to this Registration Statement filed in April, 1988), relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by reference. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of a quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration Statement: specifically,
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(k) to Post-Effective Amendment No. 13 to this Registration Statement filed April 30, 1996), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(g) to Post-Effective Amendment No. 9 to this Registration Statement filed March 1, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 5 Post-Effective Amendment No. 4 to this Registration Statement, filed in April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(v) to Post-Effective Amendment No. 19 to this Registration Statement filed in 1998),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) to Post-Effective Amendment No. 23 to this Registration Statement filed on August 9, 1999), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) filed herewith). Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement filed March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement filed February 28, 1997).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management of the Fund," Item 7 of Part II of John Hancock's Form ADV [filed separately with the Commission (File No. 801-8352)]. Information pertaining to any business and other connections of Registrant's sub-investment advisers, Independence Investment Associates, Inc. ("IIA"), John Hancock Advisers Inc. ("Advisers"), Capital Guardian Trust Company ("Capital Guardian") T. Rowe Price Associates,
                                 ----------------
Inc. ("T. Rowe Price"), Janus Capital Corporation ("Janus"), Neuberger Berman, LLC ("Neuberger Berman"), INVESCO, Inc. ("INVESCO"), J.P. Morgan Investment Management Inc. ("JPMIM"), T. Rowe Price International, Inc. ("Price International"), Brinson Partners, Inc. ("Brinson"), Goldman Sachs Asset Management ("Goldman Sachs"), Scudder Kemper Investments, Inc.("Scudder Kemper"), Independence International Associates, Inc. ("Independence International"), Morgan Stanley Dean Witter Investment Management, Inc. ("Morgan Stanley"), Mellon Bond Associates, LLP ("Mellon"), Alliance Capital Management L.P. ("Alliance"), Putnam Investment Management, LLC ("Putnam"), The Boston
                                                  ------
Compny Asset Management, LLC ("Boston"), and Wellington Management Company, LLP ("Wellington"), and Federated Investment Company ("Federated") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund" and Item 7 of Part II of the Forms ADV of IIA (File No. 801-15908), Advisers (File No. 801-8124), T. Rowe Price (File No. 801- 856), Janus (File No. 801-13991), Neuberger Berman (File No. 801-3908), INVESCO (File No. 801-1596),
JPMIM (File No. 801-21011), Putnam (File No. 801-7974), Price International (File No. 801-14713), Brinson (File No. 801-34910) Goldman Sachs (File No. 801-16048), Scudder Kemper (File No. 801-252), Independence International (File No. 801-28785), Morgan Stanley (File No. 801-15757), Mellon (File No. 801-50865),
Alliance (File No. 801-56720), Boston (File No. 801-6829), Wellington (File No. 801-15908) and Federated (File No. 801-34612) filed separately with the Commission. The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of John Hancock, IIA, Advisers, T. Rowe Price, Janus, Neuberger Berman, INVESCO, JPMIM, Fleming International, Brinson Goldman Sachs, Scudder Kemper, Independence International, Morgan Stanley, Mellon, Alliance, Oppenheimer, Boston, and Wellington are hereby incorporated by reference, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Signator Investors, Inc. ("Signator") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Signator does not act as a principal underwriter, distributor, or investment advisor for any other investment company, except that Signator serves as the principal underwriter for the separate accounts referred to in the response to Item 24 above.

     (b) The name and principal business address of each officer, director, or partner of Signator as well as their positions and offices with Signator are hereby incorporated by reference from Schedules A and D of Signator's Form BD [filed separately with the Commission (Firm CRD No. 468)]. None of the directors or partners of Signator hold positions with the Registrant.

     (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent and investment adviser, and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act. John Hancock, as Investment Adviser will keep records related to transactions in the Money Market Fund.

IIA, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Growth & Income, Large Cap Growth, Managed, Real Estate Equity, Aggressive Balanced, Mid Cap Blend, and Short-Term Bond Funds.

Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Sovereign Bond and Small Cap Growth Funds.

Alliance, 1345 Avenue of the Americas, New York, New York 10105, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Aggressive Growth Fund.

Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Special Opportunities, Sovereign Bond, and Small Cap Growth Funds.

State Street, Two International Place, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index Fund.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Value Fund.

Janus, 100 Fillmore Street, Denver, Colorado 80206, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Growth Fund.

Neuberger Berman, 605 Third Avenue, New York, New York 10158, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Value Fund.

INVESCO, 101 Federal Street, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Small Cap Value Fund.

JPMIM, King Street, London, England SW1Y6XA, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Global Bond Fund.

Rowe Price-Fleming, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the International Opportunities Fund.

Brinson, 209 South LaSalle Street, Chicago, Illinois 60604, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the International Balanced Fund.

Goldman Sachs, 32 Old Slip, New York, New York 10005, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap CORE, International Equity, and Large Cap Value CORE Funds.

Scudder Kemper, 345 Park Avenue, New York, New York 10154, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Global Equity Fund.

Independence International, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the International Equity Index Fund.

Morgan Stanley, 1221 Avenue of the Americas, New York, New York 10020, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Emerging Markets Equity Fund and the Real Estate Equity Fund.

Mellon, One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

Oppenheimer, Two World Trade Center, New York, New York, 10048, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Fundamental Mid Cap Growth Fund.

Boston, One Boston Place, Boston, Massachusetts 02108, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Small/Mid Cap Value Fund.

Wellington, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap Growth, High Yield Bond, and Large/Mid Cap Value Funds.

Federated, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the American Leaders Large Cap Value Fund and the Core Bond Fund.

Putnam, Putnam Investment Management LLC, One Post Office Square, Boston, MA 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions of the Growth & Income, Fundamental Growth and Health Sciences Funds.

Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C., 20007-5109; serves as counsel to Registrant and, in such capacity, retains certain records of the Trust Governance Committee of Registrant.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 1ST DAY OF MAY, 2001.

     John Hancock Variable Series Trust I

     By: /s/ Thomas J. Lee
         -----------------

     Thomas J. Lee, Vice Chairman, President and Trustee

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLWOIING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     SIGNATURE                       DATE

     By: /s/ Raymond F. Skiba        May 1, 2001
         --------------------

     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)

     By: /s/ Thomas J. Lee           May 1, 2001
         -----------------

     Thomas J. Lee
     Vice Chairman, President and
     Trustee (Acting Principal
     Executive Officer)

For himself and as attorney-in-fact for:

Michele G. Van Leer, Chairman

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2001.


John Hancock Variable Series Trust I
(Registrant)

By:      /s/  THOMAS J. LEE
        ---------------------------
        Thomas J. Lee
        Vice Chairman, President and Trustee


Attest: /s/  KAREN Q. VISCONTI
        ---------------------------
        Karen Q. Visconti
        Secretary